STATEMENT OF ADDITIONAL INFORMATION

December 31, 2025, as revised or amended,
February 27, 2026, March 31, 2026,
May 1, 2026, June 30, 2026 and August 31, 2026

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a free copy of a fund's prospectus, annual shareholder report, or annual financial statements, please call your financial adviser, or write to the fund at 200 Park Avenue, New York, New York 10166, visit www.bny.com/investments or, for the money market fund, www.dreyfus.com,or call 1-800-373-9387 (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied upon request, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in Form N-CSR are incorporated by reference into this SAI and can be accessed by clicking on the applicable link in the "Fiscal Year End/Annual Report Date" column below. All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Advantage Funds, Inc.	BNYMAD
BNY Mellon Dynamic Value Fund	BNYMDVF	Class A/DAGVX	August 31st	December 31st
Class C/DCGVX
Class I/DRGVX
Class Y/DRGYX
BNY Mellon Global Real Return Fund	BNYMGRRF	Class A/DRRAX	October 31st	February 27th
Class C/DRRCX
Class I/DRRIX
Class Y/DRRYX
BNY Mellon Midcap Value Fund	BNYMMVF	Class A/DMCVX	August 31st	December 31st
Class C/DVLCX
Class I/DVLIX
Class Y/DMCYX
BNY Mellon Technology Growth Fund	BNYMTGF	Class A/DTGRX	August 31st	December 31st
Class C/DTGCX
Class I/DGVRX
Class Y/DTEYX
BNY Mellon Appreciation Fund, Inc.	BNYMAF	Investor/DGAGX	December 31st	May 1st
Class I/DGIGX
Class Y/DGYGX
BNY Mellon Index Funds, Inc.	BNYMIF
BNY Mellon International Stock Index Fund	BNYMISIF	Investor/DIISX	October 31st	February 27th
Class I/DINIX
BNY Mellon S&P 500 Index Fund	BNYMS&P	PEOPX	October 31st	February 27th
BNY Mellon Smallcap Stock Index Fund	BNYMSSIF	Investor/DISSX	October 31st	February 27th
Class I/DISIX
BNY Mellon Investment Funds V, Inc.	BNYMIFV
BNY Mellon Developed Markets Real Estate Securities Fund	BNYMDMRESF	Class A/DRLAX	October 31st	February 27th
Class C/DGBCX
Class I/DRLIX
Class Y/DRLYX

GRP2-SAI-0826

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Large Cap Equity Fund	BNYMLCEF	Class A/DLQAX	December 31st	May 1st
Class C/DEYCX
Class I/DLQIX
Class Y/DLACX
BNY Mellon Investment Funds VI	BNYMIFVI
BNY Mellon Balanced Opportunity Fund	BNYMBOF	Class A/DBOAX	November 30th	March 31st
Class C/DBOCX
Class I/DBORX
Class J/THPBX
Class Y/DBOYX
Class Z/DBOZX
BNY Mellon Midcap Index Fund, Inc.	BNYMMIF	Investor/PESPX	October 31st	February 27th
Class I/DMIDX
BNY Mellon New Jersey Municipal Bond Fund, Inc.	BNYMNJMBF	Class A/DRNJX	December 31st	May 1st
Class C/DCNJX
Class I/DNMIX
Class Y/DNJYX
Class Z/DZNJX
BNY Mellon New York AMT-Free Municipal Bond Fund	BNYMNYAFMBF	Class A/PSNYX	November 30th	March 31st
Class C/PNYCX
Class I/DNYIX
Class Y/DNYYX
Class Z/DNYAX
BNY Mellon Opportunistic Municipal Securities Fund	BNYMOMSF	Class A/PTEBX	April 30th	August 31st
Class C/DMBCX
Class I/DMBVX
Class Y/DMBYX
Class Z/DMBZX
BNY Mellon Research Growth Fund, Inc.	BNYMRGF	Class A/DWOAX	February 28(9)th	June 30th
Class C/DWOCX
Class I/DWOIX
Class Y/DRYQX
Class Z/DREQX
BNY Mellon Worldwide Growth Fund, Inc.	BNYMWGF	Class A/PGROX	October 31st	February 27th
Class C/PGRCX
Class I/DPWRX
Class Y/DPRIX
General Money Market Fund, Inc.	GMMF
BNY Dreyfus Money Market Fund	BNYDMMF	Wealth/GMMXX	November 30th	March 31st
Service/GMBXX
Premier/GMGXX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-2
Small Account Policies	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
TeleTransfer Privilege	III-2
Reopening an Account	III-3
Multi-Class Funds	III-3
All Other Funds and Share Classes	III-5

Information Relating to Purchase Orders (money market funds only)	III-5
Converting Shares	III-7
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Systems	III-10
TeleTransfer Privilege	III-10
Portal	III-11
By Transferring Your Book-Entry Token Balances to a Burn Address	III-11
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Share Certificates	III-11
Medallion Signature Guarantees	III-11
Redemption Commitment	III-12
Suspension of Redemptions	III-12
Fund Liquidation (money market funds only)	III-12
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12
Fund Exchanges	III-13
Class A or Class C shares of a Multi-Class Fund	III-14
Shares Received by Exchange From Class B Shares	III-14
Class J Shares of BNY Mellon Balanced Opportunity Fund	III-14
Class Y Shares	III-15
Exchanges of Class I or Class Y Shares Held by a Retirement Plan	III-15
Auto-Exchange Privilege	III-15
Automatic Asset Builder®	III-15
Government Direct Deposit Privilege	III-15
Payroll Savings Plan	III-15
Dividend Options	III-15
Dividend Sweep	III-15
Dividend ACH	III-16
Automatic Withdrawal Plan	III-16
Letter of Intent—Class A Shares	III-16
Retirement Plans and IRAs	III-17
ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS	III-17
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-18
All Funds	III-18
Market Risk; Market Developments	III-18
Cybersecurity Risk	III-19
Artificial Intelligence Risk	III-19
All Funds other than Money Market Funds	III-20
Equity Securities	III-20
Common Stock	III-20
Preferred Stock	III-20
Convertible Securities	III-21
Warrants and Stock Purchase Rights	III-22
IPOs	III-22

Private Placements and Pre-IPO Investments	III-22
Fixed-Income Securities	III-23
U.S. Government Securities	III-24
Corporate Debt Securities	III-25
Ratings of Securities; Unrated Securities	III-25
High Yield and Lower-Rated Securities	III-26
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-27
Inflation-Indexed Securities	III-28
Variable and Floating Rate Securities	III-28
Loans	III-29
Participation Interests and Assignments	III-31
Mortgage-Related Securities	III-32
Asset-Backed Securities	III-37
Collateralized Debt Obligations	III-37
LIBOR Rate Discontinuance or Unavailability Risk	III-37
Municipal Securities	III-38
Taxable Investments (municipal or other tax-exempt funds only)	III-44
Funding Agreements	III-44
Real Estate Investment Trusts (REITs)	III-44
Money Market Instruments	III-45
Bank Obligations	III-45
Repurchase Agreements	III-45
Commercial Paper	III-45
Foreign Securities	III-45
Investing in Europe	III-47
Emerging Markets	III-47
Certain Asian Emerging Market Countries	III-48
Investing in Russia and other Eastern European Countries	III-53
Depositary Receipts and New York Shares	III-53
Sovereign Debt Obligations	III-54
Eurodollar and Yankee Dollar Investments	III-55
Investment Companies, Including Exchange-Traded Funds	III-56
Exchange-Traded Funds	III-56
Private Investment Funds	III-56
Exchange-Traded Notes	III-57
Master Limited Partnerships (MLPs)	III-57
Derivatives	III-58
Risks	III-58
CEA Regulation	III-60
Specific Types of Derivatives	III-60
Foreign Currency Transactions	III-68
Commodities and Commodity-Related Instruments, Including Commodity ETPs	III-69
Commodity ETPs	III-69
Short-Selling	III-70
Lending Portfolio Securities	III-70
Borrowing Money	III-70
Borrowing Money for Leverage	III-71
Reverse Repurchase Agreements	III-71
Forward Commitments	III-71
Forward Roll Transactions	III-72
Illiquid Investments	III-72
Illiquid Investments Generally	III-72
Section 4(2) Paper and Rule 144A Securities	III-72
Non-Diversified Status	III-73
Investments in the Technology Sector	III-73
Investments in the Real Estate Sector	III-73

Investments in the Infrastructure Sector	III-74
Investments in the Natural Resources Sector	III-75
Investments in the Financials Sector	III-75
Investments in the Healthcare Sector	III-75
Money Market Funds	III-75
Ratings of Securities	III-76
Treasury Securities	III-76
U.S. Government Securities	III-76
Repurchase Agreements	III-77
Bank Obligations	III-78
Bank Securities	III-79
Floating and Variable Rate Obligations	III-79
Participation Interests	III-80
Asset-Backed Securities	III-80
Commercial Paper	III-80
Investment Companies	III-80
Foreign Securities	III-80
Municipal Securities	III-80
Derivative Products	III-80
Stand-By Commitments	III-81
Taxable Investments (municipal or other tax-exempt funds only)	III-81
Illiquid Investments	III-81
Borrowing Money	III-81
Reverse Repurchase Agreements	III-81
Forward Commitments	III-81
Interfund Borrowing and Lending Program	III-81
Considerations Regarding Blockchain and Stablecoins	III-82
Lending Portfolio Securities	III-83
Money Market Fund Material Events	III-83
Financial Support Provided to Money Market Funds	III-83
BNY Dreyfus On-Chain Liquidity Fund	III-83
Blockchain Technology	III-83
Use of Blockchain	III-83
Blockchain Networks	III-86
Blockchain Network Suitability	III-88
Blockchain Regulation	III-88
Operations and Technology	III-88
RATING CATEGORIES	III-89
S&P	III-89
Issue Credit Ratings	III-89
Long-Term Issue Credit Ratings	III-89
Short-Term Issue Credit Ratings	III-90
Municipal Short-Term Note Ratings Definitions	III-91
Moody's	III-91
Long-Term Obligation Ratings and Definitions	III-91
Short-Term Ratings	III-92
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-92
Fitch	III-93
Corporate Finance Obligations — Long-Term Rating Scales	III-93
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-94
Short-Term Ratings Assigned to Issuers and Obligations	III-95
Morningstar DBRS	III-95
Long Term Obligations	III-95
Commercial Paper and Short-Term Debt	III-96

ADDITIONAL INFORMATION ABOUT THE BOARDS	III-96
Boards' Oversight Role in Management	III-97
Board Composition and Leadership Structure	III-97
Additional Information About the Boards and their Committees	III-97
MANAGEMENT ARRANGEMENTS	III-98
BNYIA	III-98
Sub-Advisers	III-98
Portfolio Managers and Portfolio Manager Compensation	III-98
Certain Conflicts of Interest with Other Accounts	III-102
Code of Ethics	III-103
Distributor	III-103
Transfer and Dividend Disbursing Agent and Custodian	III-104
Annual Anti-Money Laundering Program Review	III-105
Funds' Compliance Policies and Procedures	III-105
Combined Prospectuses	III-105
Escheatment	III-105
DETERMINATION OF NAV	III-106
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)	III-106
Valuation of Portfolio Securities (Retail and Government MMFs only)	III-107
Calculation of NAV	III-107
Expense Allocations	III-107
NYSE and Transfer Agent Closings	III-107
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-107
Funds other than Money Market Funds	III-108
Money Market Funds	III-108
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	III-108
Taxation of the Funds	III-110
RIC Qualification Requirements	III-110
Investments in PFICs	III-113
Taxation of U.S. Shareholders	III-116
Fund Distributions	III-116
NAV Method of Accounting (money market funds only)	III-118
3.8% Surtax	III-118
Taxation of Non-U.S. Shareholders	III-119
Fund Distributions	III-119
Withholding and Information Reporting on Foreign Financial Accounts	III-120
PORTFOLIO TRANSACTIONS	III-120
Trading the Funds' Portfolio Securities	III-120
Soft Dollars	III-122
IPO Allocations	III-123
DISCLOSURE OF PORTFOLIO HOLDINGS	III-123
Policy	III-123
Procedures for Disclosing Fund Portfolio Holdings	III-124
Disclosure of Portfolio Holdings	III-124
Ongoing Arrangements	III-125
Press Interviews, Broker Discussions, etc.	III-125
Confidential Dissemination of Portfolio Holding	III-125
Disclosure of Portfolio Holdings to Employees	III-126
Procedures for Disclosing Fund Portfolio Characteristics	III-126
Public Disclosure of the Portfolio Characteristics of a Fund	III-126
Information Deemed Not to be Portfolio Holdings Information	III-126
Trading Desk and Research Reports	III-126

Confidentiality Agreements	III-126
Additional Restrictions	III-127
Waivers of Restrictions	III-127
Disclosures Required by Law	III-127
Reporting of Violations	III-127
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS	III-127
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-130
Massachusetts Business Trusts	III-130
Fund Shares and Voting Rights	III-130
GLOSSARY	III-131
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	A- 1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 240 Greenwich Street, New York, New York 10286.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation for at Least the Past 5 Years	Other Board Memberships Held During at Least the Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 – Present)	N/A
Michael D. DiLecce 1962 Board Member

Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015 – 2022); Americas Regional Talent Managing Partner for Ernst & Young's Financial Service Practice (2017 – 2021); Partner, Ernst & Young LLP (1997 – 2022)

N/A
Gina D. France 1958 Board Member	France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003 – Present)

Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – 2025)

Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – May 2023)

CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

Joan L. Gulley 1947 Board Member	Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)	N/A

Name Year of Birth Position[1]	Principal Occupation for at Least the Past 5 Years	Other Board Memberships Held During at Least the Past 5 Years
Orchid Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)
Nathan Leventhal 1943 Board Member	Lincoln Center for the Performing Arts, President Emeritus (2001-Present); President (1984 – 2000) Palm Beach Opera, President (2016 – 2023)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)
Jennifer B. McHugh 1968 Board Member	U.S. Securities and Exchange Commission, Division of Investment Management, Senior Special Counsel (March 2019 – March 2025); Acting Associate Director (2018 – March 2019)	N/A
Robin A. Melvin 1963 Board Member	Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

Northwestern Memorial Hospital, an academic medical center, Director (March 2024 – Present)

1 Each board member serves on the boards' Audit, Nominating, Compensation and Litigation Committees, except that Mr. DiMartino does not serve on the Compensation Committees.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce[1]	Gina D. France

BNYMAD	1995	2024	2006	2024	2019
BNYMAF	1995	2012	1990	2024	2024
BNYMIF	1995	2024	2006	2024	2019
BNYMIFV	1995	2024	2012	2024	2019
BNYMIFVI	2003	2024	2006	2024	2019
BNYMMIF	1995	2024	2006	2024	2019
BNYMNJMBF	1995	2024	2012	2024	2019
BNYMNYAFMBF	1995	2012	1990	2024	2024
BNYMOMSF	1995	2012	1990	2024	2024
BNYMRGF	1995	2024	2006	2024	2019
BNYMWGF	1995	2012	1990	2024	2024
GMMF	1995	2012	1990	2024	2024

1 Mr. DiLecce served as an advisory board member to each of BNYMAD, BNYMIF, BNYMIFV, BNYMIFVI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNY Mellon Stock Index Fund ("BNYMSIF"), and BNY Mellon Variable Investment Fund ("BNYMVIF") from October 2022 until he was elected to the board of each fund, effective January 1, 2024.

Fund	Joan L. Gulley	Nathan Leventhal	Jennifer B. McHugh	Robin A. Melvin

BNYMAD	2017	2024	2025	2012
BNYMAF	2024	1989	2025	2012
BNYMIF	2017	2024	2025	2012
BNYMIFV	2017	2024	2025	2011
BNYMIFVI	2017	2024	2025	2012
BNYMMIF	2017	2024	2025	2012
BNYMNJMBF	2017	2024	2025	2011
BNYMNYAFMBF	2024	1989	2025	2012
BNYMOMSF	2024	1989	2025	2012
BNYMRGF	2017	2024	2025	2012
BNYMWGF	2024	1989	2025	2012
GMMF	2024	1989	2025	2012

Each board member, except Mses. Bovich, France, Gulley and McHugh and Mr. DiLecce, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for over 40 years, Ms. France has more than 35 years of strategy, investment banking and corporate finance experience, Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014, Ms. McHugh has over 25 years of experience in the investment funds industry with the SEC, and Mr. DiLecce has over 30 years of experience as an accountant with independent registered public accounting firms. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members.  The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with BNYIA, and also may benefit from information provided by BNYIA's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members.  The boards and their committees have the ability to engage other experts as appropriate.  The boards evaluate their performance on at least an annual basis.

Independent Board Members

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus Corp. (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus Corp. by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

Michael D. DiLecce – Mr. DiLecce retired as a Partner at the accounting firm of Ernst & Young LLP in June 2022. Mr. DiLecce has substantial accounting, investment management, and executive experience serving firms within the investment management industry. From August 1983 to June 2022, Mr. DiLecce was an auditor at Ernst & Young LLP where he served as Global Assurance Leader of Asset Management and as the audit partner for various investment company complexes. In addition, from July 2017 to June 2021, Mr. DiLecce was the Americas Regional Talent Managing Partner for Ernst & Young's Financial Service practice. He was an Assurance Partner at Ernst & Young LLP from 1997 to 2022. Mr. DiLecce currently serves as an Advisory Board Member of Welsh, Carson, Anderson & Stowe, a private equity firm focusing on investments in technology and healthcare companies.

Gina D. France – Ms. France serves as President and Chief Executive Officer of France Strategic Partners. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career. Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously, Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Huntington Bancshares (investment company oversight committee chair); Cedar Fair, L.P. (audit committee chair); CBIZ, Inc.; Baldwin Wallace University; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc.; and Mack Industries. Ms. France served as Director of Cedar Fair, L.P. from 2011 to May 2023, and served as a Trustee of Dance Cleveland, a non-profit, from 2001 to June 2023.

Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal served as President of the Palm Beach Opera from 2016 to 2023 and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program from 1984 to 2000; he has served as President Emeritus of Lincoln Center for the Performing Arts since 2001.

Jennifer B. McHugh – From 1999 to March 2025, Ms. McHugh has served in various roles with the U.S. Securities and Exchange Commission, Division of Investment Management and the Office of the Chairman. As Senior Special Counsel, Disclosure Review and Accounting Office, from 2017 to March 2025, she provided substantive guidance on novel and complicated reviews of new funds, and Chaired the Division of Investment Management's Emerging Trends Committee. From September 2018 to March 2019, Ms. McHugh served as Acting Director, Disclosure Review and Accounting Office, leading an office of approximately 50 attorneys and accountants focused on reviewing investor disclosures for mutual funds, ETFs, business development companies, closed end funds and variable insurance products. Ms. McHugh also served as Senior Advisor to the Chairman of the SEC, which entailed, among other duties, representing the SEC Chairman at the Deputies Committee of the Financial Stability Oversight Counsel (FSOC), coordinating numerous rulemakings and staff studies required by the Dodd-Frank Act, and advising on outside communication and legislative strategies. During her career at the SEC, Ms. McHugh also served as lead advisor on policy and management matters under consideration by the Division of Investment Management Director (serving four permanent and two interim Directors).

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.

Committee Meetings

The boards' standing Audit, Nominating, Compensation and Litigation Committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation

BNYMAD (8/31 fiscal year end)	4	0	0	0
BNYMAD (10/31 fiscal year end)	4	0	1	0
BNYMAF	4	0	0	0
BNYMIF	4	0	1	0
BNYMIFV (10/31 fiscal year end)	4	0	1	0
BNYMIFV (12/31 fiscal year end)	4	0	0	0
BNYMIFVI	4	0	0	0
BNYMMIF	4	0	1	0
BNYMNJMBF	4	0	0	0
BNYMNYAFMBF	4	0	0	0
BNYMOMSF	4	0	0	0
BNYMRGF	4	0	0	0
BNYMWGF	4	0	1	0
GMMF	4	0	0	0

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2025.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce	Gina D. France

BNYMDVF	None	None	None	$50,001 – $100,000	None
BNYMGRRF	None	None	None	None	None
BNYMMVF	None	None	None	None	None
BNYMTGF	None	None	None	None	$10,001 – $50,000
BNYMAF	None	None	None	None	$50,001 – $100,000
BNYMISIF	None	None	None	$10,001 – $50,000	None
BNYMS&P	None	None	None	None	None
BNYMSSIF	None	None	None	None	None
BNYMDMRESF	None	None	None	None	None
BNYMLCEF	None	None	None	None	None
BNYMBOF	None	None	None	None	None
BNYMMIF	None	None	None	None	None
BNYMNJMBF	None	None	None	None	None
BNYMNYAFMBF	None	None	None	None	None
BNYMOMSF	None	None	None	None	None
BNYMRGF	None	None	None	None	$10,001 – $50,000
BNYMWGF	None	None	None	None	None
BNYDMMF	Over $100,000	None	None	None	$1 – $10,000

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	$50,001 –$100,000	None	Over $100,000	Over $100,000

Fund	Joan L. Gulley	Nathan Leventhal	Jennifer B. McHugh	Robin A. Melvin

BNYMDVF	Over $100,000	None	$10,001 – $50,000	None
BNYMGRRF	None	None	None	None
BNYMMVF	None	None	None	None
BNYMTGF	None	$10,001 – $50,000	None	None
BNYMAF	None	$10,001 – $50,000	None	None
BNYMISIF	None	None	None	None
BNYMS&P	None	None	None	None
BNYMSSIF	None	None	None	None
BNYMDMRESF	$10,001 – $50,000	None	None	$1 – $10,000
BNYMLCEF	None	None	None	None
BNYMBOF	None	None	None	None
BNYMMIF	None	None	None	None
BNYMNJMBF	None	None	None	None
BNYMNYAFMBF	None	None	None	None
BNYMOMSF	None	None	$10,001 – $50,000	None
BNYMRGF	None	None	None	None
BNYMWGF	None	None	None	$1 – $10,000
BNYDMMF	None	None	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	Over $100,000	$10,001 – $50,000	$10,001 – $50,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.

As of December 31, 2025, none of the board members or their immediate family members owned securities of BNYIA, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYIA, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. An emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members. The funds' emeritus program was discontinued for current board members in November 2021.

The aggregate amount of fees received from the funds by each current board member and emeritus board member for the funds' last fiscal years, and by all funds in the fund complex (which comprises registered investment companies for which BNYIA or an affiliate of BNYIA serves as investment adviser) for which such person was a board member or emeritus board member during 2025, were as follows:†

	Independent Board Members
Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Michael D. DiLecce	Gina D. France

BNYMAD (8/31 fiscal year end)	$87,572	$70,060	$70,723	$70,723	$69,997
BNYMAD (10/31 fiscal year end)	$9,358	$7,487	$7,487	$7,487	$7,487
BNYMAF	$20,780	$16,624	$16,624	$16,624	$16,624
BNYMIF	$37,849	$30,279	$30,279	$30,279	$30,279
BNYMIFV (10/31 fiscal year end)	$3,145	$2,516	$2,516	$2,516	$2,516
BNYMIFV (12/31 fiscal year end)	$1,811	$1,449	$1,449	$1,449	$1,449
BNYMIFVI	$2,873	$2,298	$2,298	$2,298	$2,298
BNYMMIF	$14,967	$11,974	$11,974	$11,974	$11,974
BNYMNJMBF	$2,980	$2,384	$2,384	$2,384	$2,384
BNYMNYAFMBF	$8,989	$7,192	$7,192	$7,192	$7,192
BNYMOMSF	$4,752	$3,802	$3,843	$3,843	$3,798
BNYMRGF	$16,445	$13,156	$13,156	$13,156	$13,156
BNYMWGF	$10,730	$8,584	$8,584	$8,584	$8,584
GMMF	$20,939	$16,752	$16,752	$16,752	$16,752

Total compensation from the funds and fund complex (*)	$1,065,625 (75)	$684,000 (63)	$236,000 (26)	$236,000 (26)	$236,000 (26)

	Independent Board Members
Fund	Joan L. Gulley	Nathan Leventhal	Jennifer B. McHugh**	Robin A. Melvin

BNYMAD (8/31 fiscal year end)	$70,477	$70,062	$12,972	$70,060
BNYMAD (10/31 fiscal year end)	$7,487	$7,487	$2,418	$7,487
BNYMAF	$16,624	$16,624	$9,697	$16,624
BNYMIF	$30,279	$30,279	$10,261	$30,279
BNYMIFV (10/31 fiscal year end)	$2,516	$2,516	$864	$2,516
BNYMIFV (12/31 fiscal year end)	$1,449	$1,449	$794	$1,449
BNYMIFVI	$2,298	$2,298	$950	$2,298
BNYMMIF	$11,974	$11,974	$3,948	$11,974
BNYMNJMBF	$2,384	$2,384	$1,374	$2,384
BNYMNYAFMBF	$7,192	$7,192	$2,851	$7,192
BNYMOMSF	$3,828	$3,802	N/A	$3,802
BNYMRGF	$13,156	$13,156	$7,978	$13,156
BNYMWGF	$8,584	$8,584	$2,849	$8,584
GMMF	$16,752	$16,752	$6,659	$16,752

Total compensation from the funds and fund complex (*)	$408,000 (38)	$491,000 (46)	$141,352 (26)	$663,000 (58)

	Emeritus Board Members
Fund	Diane Dunst+	David P. Feldman++	Lynn Martin++	Martin Peretz++

BNYMAD (8/31 fiscal year end)	N/A	$41,072	$37,585	$27,859
BNYMAD (10/31 fiscal year end)	N/A	$4,341	$4,032	$2,943
BNYMAF	$26,603	N/A	N/A	N/A
BNYMIF	N/A	$17,527	$16,216	$12,014
BNYMIFV (10/31 fiscal year end)	N/A	$1,456	$1,349	$997
BNYMIFV (12/31 fiscal year end)	N/A	$833	$714	$564
BNYMIFVI	N/A	$1,326	$1,125	$914
BNYMMIF	N/A	$6,934	$6,429	$4,746
BNYMNJMBF	N/A	$1,369	$1,164	$930
BNYMNYAFMBF	$11,245	N/A	N/A	N/A
BNYMOMSF	$5,332	N/A	N/A	N/A
BNYMRGF	N/A	$7,534	$6,340	$5,185
BNYMWGF	$13,278	N/A	N/A	N/A
GMMF	$26,248	N/A	N/A	N/A

Total compensation from the funds and fund complex (*)	$83,000 (26)	$105,500 (26)	$89,000 (26)	$72,500 (26)

† Amounts shown do not include expenses reimbursed to board members for attending board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the funds (allocated based on net assets), which, in 2025, for the funds ranged from $11 to $8,771 ($29,861 for all funds).

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member or emeritus board member served in 2025.

** Ms. McHugh became a Board member in May 2025.

+ Emeritus board member of BNYMAF, BNYMNYAFMBF, BNYMOMSF, BNYMWGF and GMMF.

++ Emeritus board member of BNYMAD, BNYMIF, BNYMIFV, BNYMIFVI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF.

OFFICERS

Name Year of Birth Position Since	Principal Occupation for at Least the Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

David DiPetrillo 1978 President 2019[1]

Vice President and Director of BNYIA since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023

44 (89)
James Windels 1958 Treasurer 2001[2]	Director of BNYIA since February 2023; Vice President of BNYIA since September 2020; and Director – BNY Fund Administration	45 (95)
Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2019[3]

Chief Legal Officer of BNYIA and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020

45 (95)
Sarah S. Kelleher 1975 Vice President and Secretary 2014[4]	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021	45 (95)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021	45 (95)
Lisa M. King 1968 Vice President and Assistant Secretary 2024	Counsel of BNY since June 2023; and Regulatory Administration Group Manager of BNY Asset Servicing from February 2016 to June 2023	45 (95)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY	45 (95)

Name Year of Birth Position Since	Principal Occupation for at Least the Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Amanda Quinn 1985 Vice President and Assistant Secretary 2020	Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024	45 (95)
Daniel Goldstein 1969 Vice President 2022

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023

44 (89)
Joseph Martella 1976 Vice President 2022

Vice President of BNYIA since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023

44 (89)
Roberto G. Mazzeo 1980 Assistant Treasurer 2024	Financial Reporting Manager – BNY Fund Administration	45 (95)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager – BNY Fund Administration	45 (95)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Fund Administration	45 (95)
Robert Svagna 1967 Assistant Treasurer 2002[5]	Senior Accounting Manager – BNY Fund Administration	45 (95)

Name Year of Birth Position Since	Principal Occupation for at Least the Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Joseph W. Connolly 1957 CCO 2004	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYIA from 2004 until June 2021	43 (74)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust	41 (89)

* "Fund Complex" comprises registered investment companies for which BNYIA or an affiliate of BNYIA serves as investment adviser.

1 President since January 2021; previously, Vice President.

2 With respect to BNYMIFVI, Mr. Windels has held his position since 2003.

3 Chief Legal Officer since July 2021.

4 Secretary since April 2024; previously, Assistant Secretary.

5 With respect to BNYMAF, BNYMNYAFMBF and BNYMWGF only. With respect to BNYMIFVI, Mr. Svagna has held this position since 2003; for other funds, since 2005.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal. The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John C. Bailer	4	$10.8B	4	$3.3B	18	$15.2B
Daniel Barton	14	$5.7B	0	N/A	None	N/A
Karen Behr	9	$5.8B	2	$139M	14	$6.0B
E. Todd Briddell	1	$302M	None	N/A	None	N/A
Jeffrey Burger[1]	15	$9B	None	N/A	540	$2.6B
Brian Byrnes	2	$589M	None	N/A	1	$1.3B
Thomas Casey	6	$4.1B	None	N/A	600	$4.2B
Martin Chambers	1	$180.8M	7	$832M	None	N/A
Alan R. Christensen	4	$3.3B	12	$2.5B	66	$14.9B
Gregory J. Conant	3	$2.6B	None	N/A	None	N/A
Catherine Crain	3	$3.2B	3	$805M	98	$13.8B
Brian C. Ferguson	4	$11B	4	$4.1B	30	$3.6B
David France	134	$164M	111	$132M	141	$133M

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Dean Frankel	6	$1.6B	6	$705M	41	$7B
Todd Frysinger	134	$164M	111	$132M	141	$133M
Peter D. Goslin	5	$3.0B	1	$11.1M	7	$1.4B
Trevor Holder	1	$857M	12	$6.5B	None	N/A
Keith Howell	7	$11.3B	5	$3.5B	8	$869M
Gentry Lee	4	$3.3B	12	$2.5B	90	$12.6B
Andrew Leger	7	$1.7B	4	$56M	6	$1.2B
Julianne McHugh	7	$5.2B	2	$748M	9	$4.0B
Gregory P. Manley	3	$751M	3	$37M	None	N/A
Aron Pataki	1	$862.2M	6	$4.2B	2	$553.9M
Nick Pope	3	$1.8B	10	$5.4B	4	$944.8M
Christopher Sarofim	3	$3.2B	3	$805M	4	$1.8B
Vlasta Sheremeta	134	$164M	141	$132M	141	$133M
James Stavena	10	$4.8B	105	$3.7B	22	$3.6B
Michael Stoll	134	$164M	141	$132M	141	$133M
Marlene Walker Smith	149	$186M	162	$157M	162	$167M
Torrey Zaches	10	$4.8B	131	$3.9B	29	$4.3B

1 Messrs. Burger and Holder became a primary portfolio manager of BNYNYAFMBF and BNYMGRRF, respectively, on February 17, 2026 and August 20, 2026. Mr. Burger's information is as of January 31, 2026. Mr. Holder's information is as of August 20, 2026.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees. Information is provided as of the end of the last fiscal year of the funds the portfolio managers manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

John C. Bailer	Other Accounts	2	$39.8M
Daniel Barton	None	N/A	N/A
Karen Behr	None	N/A	N/A
E. Todd Briddell	None	N/A	N/A
Jeffrey Burger[1]	None	N/A	N/A
Brian Byrnes	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Martin Chambers	None	N/A	N/A
Alan R. Christensen	None	N/A	N/A
Gregory J. Conant	None	N/A	N/A
Catherine P. Crain	None	N/A	N/A
Brian C. Ferguson	Other Accounts	4	$297M
David France	None	N/A	N/A
Dean Frankel	Other Accounts	3	$501M
Todd Frysinger	None	N/A	N/A
Peter D. Goslin	Other Accounts	1	$71.4M
Trevor Holder	None	N/A	N/A
Keith Howell	None	N/A	N/A
Gentry Lee	None	N/A	N/A
Andrew Leger	None	N/A	N/A

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Julianne McHugh	None	N/A	N/A
Gregory P. Manley	None	N/A	N/A
Aron Pataki	None	N/A	N/A
Nick Pope	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Vlasta Sheremeta	None	N/A	N/A
James Stavena	Other Pooled Investment Vehicles	3	$335.8M
Michael Stoll	None	N/A	N/A
Marlene Walker Smith	None	N/A	N/A
Torrey Zaches	Other Pooled Investment Vehicles	2	$212.5M

1 Because Mr. Burger became a primary portfolio manager of BNYNYAFMBF, on February 17, 2026, his information is as of January 31, 2026. Because Mr. Holder became a primary portfolio manager of BNYMGRRF on August 20, 2026, his information is as of August 20, 2026.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	BNYMDVF	$50,001 - $100,000
	BNYMLCEF	None
	BNYMBOF	None
Daniel Barton	BNYMNJMBF	None
Karen Behr	BNYMBOF	None
	BNYMLCEF	None
	BNYMRGF	$100,001 - $500,000
E. Todd Briddell	BNYMDMRESF	None
Jeffrey Burger	BNYMNJMBF	None
	BNYMOMSF	None
	BNYMNYAFMBF[1]	None
Brian Byrnes	BNYMTGF	None
Thomas Casey	BNYMNYAFMBF	None
Martin Chambers	BNYMBOF	None
Alan R. Christensen	BNYMAF	$100,001 - $500,000
	BNYMWGF	$100,001 - $500,000
Gregory J. Conant	BNYMOMSF	None
Catherine P. Crain	BNYMAF	$50,001 - $100,000
	BNYMWGF	$100,001 - $500,000
Brian C. Ferguson	BNYMDVF	Over $1,000,000
	BNYMLCEF	None
	BNYMBOF	None
David France	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Dean Frankel	BNYMDMRESF	None
Todd Frysinger	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Peter D. Goslin	BNYMLCEF	None
Trevor Holder	BNYMGRRF[1]	None
Keith Howell	BNYMDVF	$100,001 - $500,000
	BNYMLCEF	None
	BNYMBOF	None
Andrew Leger	BNYMMVF	None
Gentry Lee	BNYMAF	$100,001 - $500,000
	BNYMWGF	$100,001 - $500,000
Julianne McHugh	BNYMBOF	None
	BNYMLCEF	None
	BNYMRGF	None
Gregory P. Manley	BNYMMVF	None
Aron Pataki	BNYMGRRF	None
Nick Pope	BNYMGRRF	None
Christopher Sarofim	BNYMAF	Over $1,000,000
	BNYMWGF	Over $1,000,000
Vlasta Sheremeta	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
James Stavena	BNYMBOF	None
Michael Stoll	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Marlene Walker Smith	BNYMISIF	None
	BNYMS&P	None
	BNYMSSIF	None
	BNYMMIF	None
Thomas Wilson	BNYMBOF	None
Torrey Zaches	BNYMBOF	None

1 Because Mr. Burger became a primary portfolio manager of BNYNYAFMBF on February 17, 2026, his information is as of January 31, 2026. Because Mr. Holder became a primary portfolio manager of BNYMGRRF on August 20, 2026, his information is as of August 20, 2026.

ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Advisers' Compensation

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by BNYIA and the net fees paid by the fund were as follows1:

	2026 Fiscal Year			2025 Fiscal Year			2024 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMRGF	$12,203,184	$501,848	$11,701,336	$12,429,949	$188,299	$12,241,650	$10,531,574	$187,451	$10,344,123
BNYMOMSF	$1,499,721	$0	$1,499,721	$1,611,298	$0	$1,611,298	$1,619,599	$0	$1,619,599

	2025 Fiscal Year			2024 Fiscal Year			2023 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMAF	$6,818,819	$0	$6,818,819	$7,552,163	$0	$7,552,163	$7,032,054	$0	$7,032,054
BNYMBOF	$2,256,573	$137,930	$2,118,643	$2,271,040	$148,479	$2,122,561	$2,179,517	$188,578	$1,990,939
BNYMDVF	$45,678,850	$0	$45,678,850	$28,317,524	$0	$28,317,524	$15,624,262	$0	$15,624,262
BNYMDMRESF	$2,883,126	$15,538	$2,867,588	$2,840,835	$68,353	$2,772,482	$2,971,047	$55,037	$2,916,010
BNYMGRRF[1]	$6,802,627	$0	$6,802,627	$8,959,448	$0	$8,959,448	$19,633,386	$0	$19,633,386
BNYMISIF	$1,108,688	$29,050	$1,079,638	$1,158,200	$30,810	$1,127,390	$1,257,594	$29,356	$1,228,238
BNYMLCEF	$1,248,554	$171,070	$1,077,484	$2,035,375	$154,937	$1,880,438	$3,310,213	$78,119	$3,232,094
BNYMMIF	$3,615,353	$117,320	$3,498,033	$3,973,174	$37,440	$3,935,734	$4,012,369	$83,600	$3,928,769
BNYMMVF	$2,922,972	$0	$2,922,972	$2,963,765	$0	$2,963,765	$3,012,390	$68,081	$2,944,309
BNYMNJMBF	$1,336,513	$0	$1,336,513	$1,437,369	$0	$1,437,369	$1,780,644	$79,107	$1,701,537
BNYMNYAFMBF	$3,959,420	$0	$3,959,420	$2,741,032	$0	$2,741,032	$1,041,898	$60,715	$981,183
BNYMS&P	$6,072,241	$240,000	$5,832,241	$5,744,557	$123,000	$5,621,557	$4,975,546	$118,550	$4,856,996
BNYMSSIF	$2,363,671	$51,630	$2,312,041	$2,832,573	$34,730	$2,797,843	$3,214,767	$60,180	$3,154,587
BNYMTGF	$2,920,428	$0	$2,920,428	$2,613,419	$99,411	$2,514,008	$1,997,208	$266,211	$1,730,997
BNYMWGF	$7,817,348	$0	$7,817,348	$8,582,790	$0	$8,582,790	$7,531,087	$0	$7,531,087
BNYDMMF	$4,176,944	$165,741	$4,011,203	$4,183,576	$0	$4,183,576	$4,726,368	$0	$4,726,368

1 BNYIA also is the investment adviser for GRR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of BNYMGRRF, and has engaged NIM to serve as the Subsidiary's sub-adviser. GRR Commodity Fund Ltd. has agreed to pay BNYIA a management fee at the annual rate of ..75% of the value of the Subsidiary's average daily net assets. BNYIA has contractually agreed, for so long as BNYMGRRF invests in the Subsidiary, to waive receipt of the management fee payable by the Subsidiary. For fiscal years 2025, 2024 and 2023, the management fee payable by GRR Commodity Fund Ltd. amounted to $395,752, $336,829 and $901,791, respectively, all of which amounts were waived by BNYIA.

The contractual fee rates paid by BNYIA or a fund (if indicated) to the fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMDVF	NIMNA	0.288%	0.279%
BNYMGRRF	NIM	0.36%	0.30%
BNYMMVF	NIMNA	0.36%	0.36%
BNYMTGF	NIMNA	0.36%	0.36%
BNYMAF	Sarofim & Co.	0.2175%*	0.2175%
BNYMDMRESF	CenterSquare	0.46%	0.43%
BNYMLCEF	NIMNA**	0.224%	0.336%
BNYMBOF	NIMNA	0.34%	0.34%
BNYMNJMBF	INA	0.216%	0.216%
BNYMNYAFMBF	INA	0.216%	0.201%
BNYMOMSF	INA	0.168%	0.168%
BNYMRGF	NIMNA	0.36%	0.33%
BNYMWGF	Sarofim & Co.	0.2175%	0.2175%
BNYDMMF	Dreyfus***	†	0.09%

* The sub-advisory fee is payable by the fund.

** NIMNA was appointed as Sub-Adviser effective October 23, 2023. BNYMLCEF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and NIMNA. The aggregate annual fee payable to BNYIA and NIMNA is 0.70% of the value of the fund's average daily net assets. The effective fee rate paid to BNYIA and NIMNA for the last fiscal year was 0.68% of the value of the fund's average daily net assets.

*** Dreyfus was appointed as Sub-Adviser effective September 1, 2023.

† BNYIA has agreed to pay Dreyfus a monthly fee of 50% of the monthly management fee BNYIA receives from the fund pursuant to the Management Agreement, net of any fee waivers and/or expense reimbursements made by BNYIA.

For a fund's last three fiscal years (other than funds for which the Sub-Adviser's fee is disclosed on an aggregate basis above), the fees payable by BNYIA or a fund to the fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2026 Fiscal Year			2025 Fiscal Year			2024 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMRGF/ NIMNA	$5,857,528	$484,133	$5,373,395	$5,966,375	$358,993	$5,607,382	$5,056,206	$362,362	$4,693,844
BNYMOMSF/ INA	$719,866	$0	$719,866	$773,423	$0	$773,423	$777,408	$0	$777,408

	2025 Fiscal Year			2024 Fiscal Year			2023 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMAF/ Sarofim & Co.	$4,460,431	$0	$4,460,431	$4,940,137	$0	$4,940,137	$4,599,915	$0	$4,599,915
BNYMBOF/ INA*	N/A	N/A	N/A	N/A	N/A	N/A	$82,318	$0	$82,318
BNYMBOF/ NIMNA**	$959,044	$0	$959,044	$965,192	$0	$965,192	$843,977	$0	$843,977
BNYMDVF/ NIMNA	$21,925,848	$694,378	$21,231,470	$13,592,411	$731,929	$12,860,482	$7,499,646	$308,752	$7,190,894

BNYMDMRESF/ CenterSquare	$1,383,900	$76,832	$1,307,068	$1,363,601	$122,771	$1,240,830	$1,426,103	$97,934	$1,328,169
BNYMGRRF/ NIM	$3,265,261	$537,691	$2,727,570	$4,300,535	$609,033	$3,691,502	$9,424,025	$1,020,418	$8,403,607
BNYMMVF/ NIMNA	$1,403,026	$0	$1,403,026	$1,422,607	$0	$1,422,607	$1,445,947	$68,081	$1,377,866
BNYMNJMBF/ INA	$641,527	$973	$640,554	$689,937	$999	$688,938	$854,709	$227,763	$626,946
BNYMNYAMTFMBF/ INA	$1,900,521	$0	$1,900,521	$1,315,695	$135,243	$1,180,453	$500,111	$143,716	$356,395
BNYMTGF/ NIMNA	$1,401,805	$0	$1,401,805	$1,254,441	$99,411	$1,155,030	$958,670	$266,211	$692,449
BNYMWGF/ Sarofim & Co.	$2,267,031	$0	$2,267,031	$2,489,009	$0	$2,489,009	$2,216,828	$0	$2,216,828
BNYDMMF/ Dreyfus***	$2,088,472	$462,148	$1,626,324	$2,091,788	$227,743	$1,864,045	$575,751	$69,515	$506,236

* As of September 1, 2023, INA no longer served as Sub-Adviser to the fund. Reflects fees paid through August 31, 2023.

** As of September 1, 2023, NIMNA became the sole sub-adviser of the Fund and has delegated portfolio management services related to fixed income investments to NIM.

*** Dreyfus was appointed as Sub-Adviser effective September 1, 2023.

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and the CCO staff. The funds bear the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO staff and the expenses of the CCO and the CCO staff (including administrative expenses). The CCO and the CCO staff work exclusively on the compliance program and related matters for the funds and other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and the CCO staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the funds' last fiscal years were as follows:

Fund	CCO and Staff Compensation and Expenses*

BNYMDVF	$28,227
BNYMGRRF	$25,026
BNYMMVF	$24,797
BNYMTGF	$24,424
BNYMAF	$25,951
BNYMISIF	$24,691
BNYMS&P	$24,691
BNYMSSIF	$24,691
BNYMDMRESF	$26,853
BNYMLCEF	$25,937
BNYMBOF	$26,064
BNYMMIF	$24,691
BNYMNJMBF	$24,661
BNYMNYAFMBF	$24,472
BNYMOMSF	$27,572
BNYMRGF	$26,366
BNYMWGF	$27,014
BNYDMMF	$24,472

* For unitary fee funds, such compensation and expenses are borne by BNYIA.

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees, if any, paid to BNYIA for cash collateral management and fees paid to BNY as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	BNYMDVF	BNYMGRRF	BNYMMVF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$735,780	$406,484	$210,265
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$21,062	$5,708	$23,131
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$560,249	$358,910	$17,494
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$581,311	$364,618	$40,625
Net income from securities lending activities	$154,469	$41,866	$169,640

Fund	BNYMTGF	BNYMAF	BNYMISIF	BNYMS&P

Gross income from securities lending activities (including income from cash collateral reinvestment)	$29,073	$49,665	$18,799	$60,876
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,450	$5,659	$532	$5,069
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$16,989	$2,500	$14,344	$18,602
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$18,439	$8,159	$14,876	$23,671
Net income from securities lending activities	$10,634	$41,506	$3,923	$37,205

Fund	BNYMSSIF	BNYMDMRESF	BNYMLCEF	BNYMBOF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$595,915	$59,846	$24,433	$137,019
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$21,277	$2,214	$315	$1,939
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$418,447	$41,386	$21,804	$120,838
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$439,724	$43,600	$22,119	$122,777
Net income from securities lending activities	$156,192	$16,246	$2,314	$14,242

Fund	BNYMMIF	BNYMRGF	BNYMWGF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$47,609	$230,493	$279,740
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,234	$3,616	$8,589
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$20,640	$200,352	$208,153
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$23,874	$203,968	$216,742
Net income from securities lending activities	$23,735	$26,525	$62,997

 The services provided by BNY as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions, including for proxies that the funds seek to vote; and arranging for return of loaned securities to the fund at loan termination. BNYMNJMBF, BNYMNYAFMBF and BNYMOMSF did not engage in any securities lending activity during the most recent fiscal year.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2026 Fiscal Year	2025 Fiscal Year	2024 Fiscal Year
BNYMRGF	Total commissions	$97,449	$76,086	$89,121
	Commission amount retained	$17,490	$8,236	$8,238
	Total CDSCs	$10	$239	$818
	CDSC amount retained	$10	$239	$818

BNYMOMSF	Total commissions	$85,728	$49,762	$69,580
	Commission amount retained	$179	$685	$1,425
	Total CDSCs	$3,500	$1,537	$8,086
	CDSC amount retained	$3,500	$1,537	$8,086

Fund		2025 Fiscal Year	2024 Fiscal Year	2023 Fiscal Year
BNYMBOF	Total commissions	$26,456	$31,449	$17,149
	Commission amount retained	$3,597	$3,255	$1,201
	Total CDSCs	$1,166	$178	$612
	CDSC amount retained	$1,166	$178	$612

BNYMDMRESF	Total commissions	$6,330	$6	$111
	Commission amount retained	$671	$1	$15
	Total CDSCs	$0	$0	$6
	CDSC amount retained	$0	$0	$6

BNYMDVF	Total commissions	$1,180,034	$966,649	$761,028
	Commission amount retained	$111,966	$86,953	$84,385
	Total CDSCs	$27,528	$13,640	$20,396
	CDSC amount retained	$27,528	$13,640	$20,396

BNYMGRRF	Total commissions	$10,621	$34,768	$45,741
	Commission amount retained	$384	$786	$3,478
	Total CDSCs	$259	$787	$1,782
	CDSC amount retained	$259	$787	$1,782

BNYMLCEF	Total commissions	$3,558	$8,001	$1,456
	Commission amount retained	$0	$1,330	$221
	Total CDSCs	$8	$0	$0
	CDSC amount retained	$8	$0	$0

BNYMNJMBF	Total commissions	$31,748	$72,976	$5,258
	Commission amount retained	$13	$59	$612
	Total CDSCs	$43,119	$0	$0
	CDSC amount retained	$43,119	$0	$0

BNYMNYAFMBF	Total commissions	$53,152	$82,004	$149,663
	Commission amount retained	$225	$242	$63
	Total CDSCs	$2,668	$350	$288
	CDSC amount retained	$2,668	$350	$288

Fund		2025 Fiscal Year	2024 Fiscal Year	2023 Fiscal Year

BNYMMVF	Total commissions	$8,192	$8,339	$16,272
	Commission amount retained	$900	$1,203	$2,374
	Total CDSCs	$54	$0	$5
	CDSC amount retained	$54	$0	$5

BNYMTGF	Total commissions	$44,292	$50,611	$23,816
	Commission amount retained	$5,824	$4,217	$3,005
	Total CDSCs	$149	$1,119	$850
	CDSC amount retained	$149	$1,119	$850

BNYMWGF	Total commissions	$70,411	$118,911	$144,778
	Commission amount retained	$3,503	$11,687	$13,089
	Total CDSCs	$1,509	$2,302	$16,167
	CDSC amount retained	$1,509	$2,302	$16,167

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans and Non-Rule 12b-1 Shareholder Services Plans" and "Administrative Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMDVF	Distribution Plan	Class C	$619,982	N/A	N/A	$619,982
	Shareholder Services Plan	Class A	$3,295,669	N/A	N/A	$3,295,669
		Class C	$206,661	N/A	N/A	$206,661

BNYMGRRF	Distribution Plan	Class C	$94,863	N/A	N/A	$94,863
	Shareholder Services Plan	Class A	$72,400	N/A	N/A	$72,400
		Class C	$31,621	N/A	N/A	$31,621

BNYMMVF	Distribution Plan	Class C	$20,939	N/A	N/A	$20,939
	Shareholder Services Plan	Class A	$696,447	N/A	N/A	$696,447
		Class C	$6,980	N/A	N/A	$6,980
BNYMTGF	Distribution Plan	Class C	$25,871	N/A	N/A	$25,871
	Shareholder Services Plan	Class A	$897,721	N/A	N/A	$897,721
		Class C	$8,624	N/A	N/A	$8,624

BNYMAF	Shareholder Services Plan	Investor	$4,078,730	N/A	N/A	$4,078,730

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMISIF	Shareholder Services Plan	Investor	$562,176	N/A	N/A	$562,176

BNYMS&P	Shareholder Services Plan	N/A	$6,072,241	N/A	N/A	$6,072,241

BNYMSSIF	Shareholder Services Plan	Investor	$1,943,899	N/A	N/A	$1,943,899

BNYMDMRESF	Distribution Plan	Class C	$1,219	N/A	N/A	$1,219
	Shareholder Services Plan	Class A	$22,531	N/A	N/A	$22,531
		Class C	$406	N/A	N/A	$406

BNYMLCEF	Distribution Plan	Class C	$3,078	N/A	N/A	$3,078
	Shareholder Services Plan	Class A	$37,435	N/A	N/A	$37,435
		Class C	$1,026	N/A	N/A	$1,026

BNYMBOF	Distribution Plan	Class C	$60,050	N/A	N/A	$60,050
	Shareholder Services Plan	Class A	$547,321	N/A	N/A	$547,321
		Class C	$20,017	N/A	N/A	$20,017
		Class Z	$22,917	N/A	N/A	$22,917

BNYMMIF	Shareholder Services Plan	Investor	$3,021,106	N/A	N/A	$3,021,106
BNYMNJMBF	Distribution Plan	Class C	$2,219	N/A	N/A	$2,219
	Shareholder Services Plan	Class A	$542,687	N/A	N/A	$542,687
		Class C	$740	N/A	N/A	$740
		Class Z	$44,056	N/A	N/A	$44,056

BNYMNYAFMBF	Distribution Plan	Class C	$4,432	N/A	N/A	$4,432
	Shareholder Services Plan	Class A	$467,332	N/A	N/A	$467,332
		Class C	$1,478	N/A	N/A	$1,478
		Class Z	$609,069	N/A	N/A	$609,069

BNYMOMSF	Distribution Plan	Class C	$19,691	N/A	N/A	$19,691
	Shareholder Services Plan	Class A	$301,475	N/A	N/A	$301,475

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

		Class C	$6,564	N/A	N/A	$6,564
		Class Z	$222,047	N/A	N/A	$222,047

BNYMRGF	Distribution Plan	Class C	$23,219	N/A	N/A	$23,219
	Shareholder Services Plan	Class A	$1,789,950	N/A	N/A	$1,789,950
		Class C	$7,740	N/A	N/A	$7,740
		Class Z	$341,011	N/A	N/A	$341,011

BNYMWGF	Distribution Plan	Class C	$150,555	N/A	N/A	$150,555
	Shareholder Services Plan	Class A	$1,519,662	N/A	N/A	$1,519,662
		Class C	$50,185	N/A	N/A	$50,185

BNYDMMF	Shareholder Services Plan-Compensation	Wealth	$1,802,463	N/A	N/A	$1,802,463
	Shareholder Services Plan-Compensation	Service	$2,578,712	N/A	N/A	$2,578,712
	Shareholder Services Plan-Reimbursement	Premier	$88,401	N/A	N/A	$88,401
	Administrative Services Plan	Service	$5,673,166	N/A	N/A	$5,673,166

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth in the fund's prospectus, at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share*	Per Share Sales Charge	Per Share Offering Price to Public

BNYMDVF	Class A	$49.37	5.75% of offering price (6.10% of NAV per share)	$3.01	$52.38
BNYMGRRF	Class A	$16.86	5.75% of offering price (6.10% of NAV per share)	$1.03	$17.89
BNYMMVF	Class A	$32.44	5.75% of offering price (6.10% of NAV per share)	$1.98	$34.42
BNYMTGF	Class A	$70.77	5.75% of offering price (6.10% of NAV per share)	$4.32	$75.09
BNYMDMRESF	Class A	$8.91	5.75% of offering price (6.10% of NAV per share)	$0.54	$9.45
BNYMLCEF	Class A	$11.88	5.75% of offering price (6.10% of NAV per share)	$0.72	$12.60
BNYMBOF	Class A	$26.36	5.75% of offering price (6.10% of NAV per share)	$1.61	$27.97
BNYMNJMBF	Class A	$11.80	4.50% of offering price (4.71% of NAV per share)	$0.56	$12.36
BNYMNYAFMBF	Class A	$13.58	4.50% of offering price (4.71% of NAV per share)	$0.64	$14.22
BNYMOMSF	Class A	$12.05	4.50% of offering price (4.71% of NAV per share)	$0.57	$12.62
BNYMRGF	Class A	$18.82	5.75% of offering price (6.10% of NAV per share)	$1.15	$19.97
BNYMWGF	Class A	$74.95	5.75% of offering price (6.10% of NAV per share)	$4.57	$79.52

* Due to rounding, the actual sales load you may pay may be more or less than that calculated using these percentages.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year*:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held by Fund

BNYMDVF	J.P. Morgan Securities LLC	$309,990,878
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$195,867,309
	Goldman Sachs & Co. LLC	$155,474,800
	Morgan Stanley & Co. LLC	$142,571,975

BNYMGRRF	J.P. Morgan Securities LLC	$10,516,478
	Barclays Capital Inc.	$7,484,206
	BNP Paribas Securities Corp.	$6,046,999

BNYMMVF	None	N/A

BNYMTGF	None	N/A

BNYMAF	None	N/A

BNYMISIF	HSBC Holdings PLC	$4,015,476
	UBS Securities LLC	$1,997,574
	Macquarie Capital Markets North America LTD	$859,024

BNYMS&P	J.P. Morgan Securities LLC	$37,894,105
	Goldman Sachs & Co. LLC	$10,584,662
	Citigroup Global Markets Inc.	$8,243,058

BNYMSSIF	Virtu Financial Capital Markets LLC	$1,576,336
	Piper Sandler & Co.	$3,053,083

BNYMDMRESF	None	N/A

BNYMLCEF	Goldman Sachs & Co. LLC	$2,735,448

BNYMBOF	J.P. Morgan Securities LLC	$4,215,817
	Goldman Sachs & Co. LLC	$3,664,634
	Citigroup Global Markets Inc.	$2,730,519
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$2,494,836
	Morgan Stanley & Co. LLC	$1,605,641

BNYMMIF	None	N/A

BNYMNJMBF	None	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held by Fund

BNYMNYAFMBF	None	N/A

BNYMOMSF	None	N/A

BNYMRGF	The Goldman Sachs Group, Inc.	$23,091,488

BNYMWGF	None	N/A

BNYDMMF	MUFG Securities Americas Inc.	$350,000,000
	State Street Global Markets, LLC	$250,000,000
	Credit Agricole Securities (USA) Inc.	$114,000,000
	TD Securities (USA) LLC	$40,000,000
	Daiwa Capital Markets America Inc.	$75,000,000
	BNP Paribas Securities Corp.	$65,000,000
	BMO Capital Markets Corp.	$30,000,000
	ANZ Securities, Inc.	$59,305,151

* N/A = Not Applicable.

COMMISSIONS

The approximate aggregate amounts paid by each fund for brokerage commissions for its last three fiscal years, none of which were paid to Affiliated Brokers,* were as follows:

Fund	2026 Fiscal Year	2025 Fiscal Year	2024 Fiscal Year
	Commissions	Commissions	Commissions

BNYMRGF	$307,661	$269,749	$151,911
BNYMOMSF	N/A	N/A	N/A

Fund	2025 Fiscal Year	2024 Fiscal Year	2023 Fiscal Year
	Commissions	Commissions	Commissions

BNYMAF	$144,555	$171,956	$72,188
BNYMBOF	$69,303	$64,162	$66,261
BNYMDMRESF	$240,928	$261,234	$327,787
BNYMDVF	$4,240,650	$2,852,480	$1,757,611
BNYMGRRF	$332,984	$560,243	$1,256,510
BNYMISIF	$9,976	$11,121	$24,268
BNYMLCEF	$34,224	$62,561	$328,176
BNYMMIF	$19,186	$23,727	$12,541
BNYMMVF	$250,847	$151,498	$145,032
BNYMNJMBF	N/A	N/A	N/A
BNYMNYAFMBF	N/A	N/A	N/A
BNYMS&P	$10,919	$11,493	$10,244
BNYMSSIF	$59,657	$54,382	$47,417
BNYMTGF	$49,320	$54,071	$94,531
BNYMWGF	$110,114	$115,511	$101,291
BNYDMMF	N/A	N/A	N/A

* Although no commissions were paid to Affiliated Brokers directly, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

BNYMDVF	Fluctuations in commission levels were due to an increase in trading volume and fund AUM in 2024.
BNYMGRRF	Fluctuations in commission levels were due to a decrease in redemption and sales in 2025.
BNYMMVF	Fluctuations in commission levels were due to a decrease in trading volume in 2022 and 2023.
BNYMTGF	Fluctuations in commission levels were due to an increase in trading volume in 2023.
BNYMAF	Fluctuations in commission levels were due to an increase in trading volume in 2024.
BNYMISIF	N/A
BNYMS&P	N/A
BNYMSSIF	N/A
BNYMDMRESF	Fluctuations in commission levels were due to a decrease in trading volume in 2023 and 2024.

Fund	Reason for Any Material Difference in Commissions

BNYMLCEF	Fluctuations in commission levels were due to a decrease in trading volume in 2024 and a decline in net assets in 2025.
BNYMBOF	N/A
BNYMMIF	Fluctuations in commission levels were due to a decrease in trading volume in 2023.
BNYMNJMBF	N/A
BNYMNYAFMBF	N/A
BNYMOMSF	N/A
BNYMRGF	Fluctuations in commission levels were due to a decrease in trading volume in 2024.
BNYMWGF	Fluctuations in commission levels were due to a decrease in trading volume in 2023.
BNYDMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

BNYMDVF	$10,471,691,364	$1,987,714
BNYMGRRF	$0	N/A
BNYMMVF	$388,139,873	$128,287
BNYMTGF	$293,235,735	$36,790
BNYMAF	$924,278,115	$144,665
BNYMISIF	$0	N/A
BNYMS&P	$0	N/A
BNYMSSIF	$0	N/A
BNYMDMRESF	$201,189,182	$221,174
BNYMLCEF	$13,779,697	$11,037
BNYMBOF	$146,710,979	$28,048
BNYMMIF	$0	N/A
BNYMNJMBF	$0	N/A
BNYMNYAFMBF	$0	N/A
BNYMOMSF	$0	N/A
BNYMRGF	$1,161,183,627	$158,824
BNYMWGF	$993,265,666	$65,777
BNYDMMF	$0	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

BNYMDVF	N/A
BNYMGRRF	N/A
BNYMMVF	N/A
BNYMTGF	N/A
BNYMAF	N/A
BNYMISIF	N/A
BNYMS&P	N/A
BNYMSSIF	N/A
BNYMDMRESF	N/A
BNYMLCEF	N/A
BNYMBOF	N/A
BNYMMIF	N/A
BNYMNJMBF	N/A
BNYMNYAFMBF	N/A
BNYMOMSF	N/A
BNYMRGF	N/A
BNYMWGF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.

Date	Fund	Class	Name & Address	Percent Owned

December 2, 2025	BNYMDVF	Class A	National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.9611%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.6624%

			Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.0993%

			UMB Bank NA Fiduciary for Tax Deferred Accounts Attn: Finance Department 1 SW Security Benefit Place Topeka, KS 66636-1000	6.0211%

		Class C	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	23.4373%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	15.9803%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	14.5930%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.3159%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.7219%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.2042%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive, East, 3rd Floor Jacksonville, FL 32246-6484	6.2654%
		Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.0654%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	13.3701%

			National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12.4707%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.2605%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	9.0171%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.2818%

			Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.2137%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.1354%

		Class Y	J.P. Morgan Securities LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	34.2248%

Date	Fund	Class	Name & Address	Percent Owned

			Nationwide Corporation P.O. Box 78000 Detroit, MI 48278-1368	24.7966%

			SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5.7978%

			DCGT as Trustee and/or Custodian For the Benefit of PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	5.7337%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.2868%

February 2, 2026	BNYMGRRF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	19.3982%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	17.8259%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	14.7792%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10.7307%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	10.5537%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.0891%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive, East, 3rd Floor Jacksonville, FL 32246-6484	5.8563%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	21.0406%

Date	Fund	Class	Name & Address	Percent Owned

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	19.8747%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	15.9549%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	11.8156%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	11.4901%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.3028%

		Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	24.8120%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	18.4823%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11.3019%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.9798%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.0762%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.6840%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	35.6511%

			MSCS Financial Services LLC 717 17th Street, Suite 1300 Denver, CO 80202	27.1499%

Date	Fund	Class	Name & Address	Percent Owned

			PNC Bank NA Fifth & Wood Street Pittsburgh, PA 15265-0001	9.9257%

			International Association of Sheet Metal Air Rail & Transportation Workers-Sheet Metal 1750 New York Avenue, Northwest, Suite 600 Washington, DC 20006-5386	7.1028%

			Brown Brothers Harriman & Company as custodian for Consulting Group Capital Markets Funds-Alternative Strategies Fund 140 Broadway, New York, NY 10005	5.773.7%

December 2, 2025	BNYMMVF	Class A	National Financial Services, LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.4736%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	9.8424%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	33.7014%

			Charles Schwab & Company, Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	20.4337%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	18.9705%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.6595%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	6.2064%

Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	5.0300%

		Class I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	39.9021%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.3262%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	10.4788%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.2053%

		Class Y	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	51.9395%
			Empower Financial Services, Inc. 8515 East Orchard Road Greenwood Village, CO 80111	19.9735%

			Massachusetts Mutual Life Insurance 1295 State Street Springfield, MA 01111	7.2807%

			BNC Partnership For the Benefit of Pathology Consultants PC Profit Sharing 401(K) Plan 322 East Main Avenue Bismarck, ND 58501-4008	5.9246%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.8177%

			Talcott Resolution Life Insurance P.O. Box 5051 Hartford, CT 06102	5.4181%

Date	Fund	Class	Name & Address	Percent Owned

December 2, 2025	BNYMTGF	Class A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.9209%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.1403%

			Pershing LLC Pershing Division Transfer Department P.O. Box 2052 Jersey City, NJ 07303-2052	7.2372%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.9516%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	35.7154%

			National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12.9598%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	11.5941%

			Charles Schwab & Company, Inc. Special Custody Account for Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	10.6056%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.0688%

			Ascensus Trust Company For the Benefit of Queensbridge Plaza Pharmacy Corp. P.O. Box 10758 Fargo, ND 58106-0758	7.2520%

Date	Fund	Class	Name & Address	Percent Owned

			J.P. Morgan Securities LLC For the Exclusive Benefit of our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	5.8449%

		Class I	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	13.3484%

			Pershing LLC Pershing Division Transfer Department P.O. Box 2052 Jersey City, NJ 07303-2052	11.4472%

			National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.0633%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	9.8688%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.9198%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	8.1920%

			Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, 12th Floor New York, NY 10004-1901	7.3033%

			Mid Atlantic Clearing & Settle 1251 Waterfront Place, Suite 510 Pittsburgh, PA 15222	6.5086%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.6065%

		Class Y	Matrix Trust Company as Agent for Clear Wealth Vestwell Trust Company 1410 Broadway, 23rd Floor New York, NY 10018	59.4627%

Date	Fund	Class	Name & Address	Percent Owned

			BNY Mellon Corporation MBC Investment Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	40.2601%

April 1, 2026	BNYMAF	Investor	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	14.4023%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	10.4528%

		Class I	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	17.6058%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	15.5357%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	15.2203%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.7403%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	8.2664%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.7304%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.4742%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.6779%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.4542%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.1910%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3710	57.2628%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	18.4978%

			National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	14.3446%

February 2, 2026	BNYMISIF	Investor	VALIC Retirement Services Co. 2929 Allen Parkway, Suite A6-20 Houston, TX 77019-7117	32.1463%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	26.8685%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10.5712%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	5.4542%

		Class I	SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	54.0150%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.6743%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	12.3765%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.8923%

February 2, 2026	BNYMS&P	N/A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	17.4283%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.2437%

Date	Fund	Class	Name & Address	Percent Owned

			Security Distributors One Security Benefit Place Topeka, KS 66636-1000	7.2985%

			VALIC Retirement Services Co. 2929 Allen Parkway, A6-20 Houston, TX 77019-7117	7.0456%

			Nationwide Corporation P.O. Box 78000 Detroit, MI 48278-1368	5.5745%

			Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102	5.3053%

			Fidelity Investments International 100 Magellan Way Covington, KY 41015-1999	5.0824%

February 2, 2026	BNYMSSIF	Investor	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	34.4538%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	26.5745%

			VALIC Retirement Services Co. 2929 Allen Parkway, A6-20 Houston, TX 77019-7117	7.2771%

		Class I	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	27.0456%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	13.2249%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.5199%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	8.9189%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.9047%

Date	Fund	Class	Name & Address	Percent Owned

			Empower Financial Services, Inc. 8515 East Orchard Road Greenwood Village, CO 80111	7.1314%

			MSCS Financial Services LLC 717 17th Street, Suite 1300 Denver, CO 80202	6.2992%

February 2, 2026	BNYMDMRESF	Class A	Nationwide Trust Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	53.4635%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	9.7165%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	6.1722%

		Class C	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	39.2618%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	38.2131%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	18.3877%

		Class I	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	52.8402%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	22.7427%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.4703%

		Class Y	SEI Private Trust Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	97.3233%

Date	Fund	Class	Name & Address	Percent Owned

April 1, 2026	BNYMLCEF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.6835%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	7.2344%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.7421%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.5572%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.5113%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	50.2468%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	36.0561%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.3950%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.5298%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	12.0737%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.2314%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	100.00%

March 2, 2026	BNYMBOF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.9643%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	7.2169%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	43.3016%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	21.1397%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	16.2286%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.0318%

		Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	22.1761%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11.0751%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	10.0417%

			Southwest Gas Corporation Foundation 8360 S Durango Drive Las Vegas, NV 89113-4444	9.1220%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.6751%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.9042%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	6.1696%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.8083%

Date	Fund	Class	Name & Address	Percent Owned

		Class J	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	14.3550%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.1689%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	5.0898%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100.0000%

		Class Z	Nationwide Corporation P.O. Box 78000 Detroit, MI 48278-1368	12.2366%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	11.8512%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.3340%

February 2, 2026	BNYMMIF	Investor	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	21.1283%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	17.9118%

			VALIC Retirement Services Co. 2929 Allen Parkway, A6-20 Houston, TX 77019-7117	15.2335%

			Lincoln Financial Distributors Inc. 130 North Radnor-Chester road Radnor, PA. 19087	6.6110%

			Talcott Resolution Life Insurance Company P.O. Box 5051 Hartford, CT 06102	5.6552%

		Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	26.7253%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	24.7868%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	15.9491%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9.6925%

			Empower Financial Services, Inc. 8515 East Orchard Road Greenwood Village, CO 80111	5.6474%

April 1, 2026	BNYMNJMBF	Class A	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.8543%

		Class C	JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0003	40.5947%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.7293%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	19.6974%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	15.9739%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	30.2935%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	13.9524%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	13.3191%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9.2957%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.1927%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.7144%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	5.5196%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	100.0000%

		Class Z	N/A

March 2, 2026	BNYMNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0381%

			JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0003	7.2199%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.9343%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	70.6995%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.4897%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.7747%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	36.4554%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	33.6843%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.2571%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	6.3926%

		Class Y	JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0003	99.2060%

		Class Z	Charles Schwab & Company, Inc. 211 Main St San Francisco, CA 94105	6.7071%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	6.1126%

August 3, 2026	BNYMOMSF	Class A	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.3541%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9868%

			American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	7.5554%

			JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0003	7.2849%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	6.7170%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	5.8757%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.2075%

		Class C	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	48.4123%

Date	Fund	Class	Name & Address	Percent Owned

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	26.4581%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	8.1743%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.8191%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.2334%

		Class I	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	45.6751%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	18.5703%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.8275%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	7.6637%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.6386%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.1000%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 103 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class Z	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.7921%

Date	Fund	Class	Name & Address	Percent Owned

June 1, 2026	BNYMRGF	Class A	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	13.6811%

			National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	9.1977%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.2707%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7778%

		Class C	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	29.4397%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	26.6828%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	9.4622%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.3743%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18.9722%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	15.0599%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	12.726%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.7548%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	8.8113%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	7.5682%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.8465%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.6249%

		Class Y	SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	50.1606%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive, East, Floor 3 Jacksonville, FL 32246-6484	34.6812%

			Mac & Co. c/o The Bank of New York Mellon 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	9.3874%

		Class Z	Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	6.1152%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.4420%

February 2, 2026	BNYMWGF	Class A	Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	10.6780%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10.4257%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105	7.6718%

			LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121-3091	6.6157%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	6.5656%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.2915%

			Fayez Sarofim & Company P.O. Box 52830 Houston, TX 77052-2830	5.8566%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.8540%

		Class C	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	58.7578%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.1839%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105-1905	5.8183%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.1313%

		Class I	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	13.5210%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.2328%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	11.0035%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.5837%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.4660%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	7.4419%

Date	Fund	Class	Name & Address	Percent Owned

			Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	6.8987%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	6.4035%

			Charles Schwab & Company, Inc. 211 Main Street San Francisco, CA 94105-1905	5.1875%

		Class Y	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3710	45.6402%

			Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	13.0769%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.3333%

			Centennial Bank Trust P.O. Box 7514 Jonesboro, AR 72403	6.2848%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	5.9304%

			Empower Financial Services, Inc. 8515 East Orchard Road Greenwood Village, CO 80111	5.8227%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.3534%

March 2, 2026	BNYDMMF	Wealth	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	25.4338%

			RBC Capital Markets LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-1931	5.6851%

		Service	Pershing One Pershing Plaza, 6th Floor Jersey City, NJ 07399-0001	90.6348%

Date	Fund	Class	Name & Address	Percent Owned

			BNY Mellon N.A., 1 Pershing Plaza Jersey City, NJ 07399-0001	6.8175%

		Premier	Pershing One Pershing Plaza, 6th Floor Jersey City, NJ 07399-0001	55.2811%

			Manufacturers & Traders Trust Co 1 M&T Plaza Buffalo, NY 14203-2399	25.1012%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of BNYIA, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by BNYIA or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Investments managers, including BNYIA, may sponsor and/or manage a fund in which a BNY affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY or its affiliates. In order to mitigate such conflicts, BNY has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY. In extraordinary circumstances and subject to certain conditions, BNY will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA).

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in BNY Mellon Appreciation Fund and Wealth shares and Premier shares of the BNY Dreyfus Money Market Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500 for BNY Mellon Appreciation Fund and Wealth shares of BNY Dreyfus Money Market Fund, or $10,000 for Premier shares of BNY Dreyfus Money Market Fund.

The minimum initial investment for each fund is $1,000 for full-time or part-time employees of BNYIA or any of its affiliates, directors of BNYIA, board members of a fund advised by BNYIA, or the spouse, domestic partner or minor child of any of the foregoing, and $50 for full-time or part-time employees of BNYIA or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund, except Service shares of BNY Dreyfus Money Market Fund, are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Each fund, except BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Pertaining to Purchase Orders

Index Funds. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

TeleTransfer Privilege

BNY Dreyfus Money Market Fund. The ability to purchase shares online pursuant to the TeleTransfer Privilege is not available to Service shares of the fund.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients. Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services, as applicable, described in the prospectus or this SAI, you may need to open a fund account directly with the fund. Please consult your Service Agent.

Former Class B Shares of Certain Funds. On March 13, 2012, outstanding Class B shares of BNY Mellon Balanced Opportunity Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Dynamic Value Fund, BNY

Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund converted to Class A shares.

Class C Shares of Multi-Class Funds.  Class C shares purchased directly from the fund or through a Service Agent, except as otherwise disclosed in the fund's prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

Old Class T Shares of Certain Funds. BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, and BNY Mellon Worldwide Growth Fund offered Old Class T shares prior to February 4, 2009.

Class I Shares of Certain Funds. Shareholders who received Class I shares in exchange for Institutional shares of a predecessor series of BNY Hamilton Funds or who received Class A shares in exchange for Class A shares of a predecessor series of BNY Hamilton Funds, which shares were subsequently converted to Class I shares, may purchase directly from the fund, for accounts maintained with the fund, Class I shares of BNY Mellon Large Cap Equity Fund and BNY Mellon Developed Markets Real Estate Securities Fund.

Holders of Class I shares of BNY Mellon Worldwide Growth Fund who have held their shares since June 5, 2003 may purchase directly from the fund, for accounts maintained with the fund, Class I shares of the fund whether or not they would otherwise be eligible to do so.

Class I shares of certain funds that do not offer Class Y shares are offered to certain other funds in the BNY Mellon Family of Funds and/or certain funds in BNY Mellon Funds Trust.

U.S.-based employees of BNY, board members of BNYIA and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, may purchase Class I shares of a fund directly through the Retail Services Division of the Distributor, provided they consent to receive electronically all relevant fund documents, including account statements, confirmations, tax forms, prospectuses, SAIs, supplements, proxy statements and shareholder reports, and make an initial investment in the fund of at least $1,000. Consent to receive electronic delivery may be revoked at any time. Upon such revocation, any Class I shares of a fund held by such investor may be converted to Class A shares of the fund. In addition, the funds reserve the right to convert Class I shares held by a board member or employee of BNY into Class A shares after the board member or employee ceases to serve in that capacity.

Class J Shares of Certain Funds. Holders of Class J shares of BNY Mellon Balanced Opportunity Fund may purchase additional Class J shares of the fund for their existing accounts.

Class Z Shares of Certain Funds. Shareholders of BNY Mellon Balanced Opportunity Fund or BNY Mellon New Jersey Municipal Bond Fund who received Class Z shares of the respective fund in exchange for their shares of BNY Mellon Balanced Fund, Inc. or BNY Mellon New Jersey Intermediate Municipal Bond Fund, respectively, as a result of the reorganization of such funds (each a "Reorganized Fund") may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the respective fund.

Certain broker-dealers and other financial institutions maintaining accounts with a Reorganized Fund, at the time of the reorganization of each such fund, may open new accounts in Class Z shares of the acquiring fund, on behalf of qualified Retirement Plans and "wrap accounts" or similar programs. Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund generally are not available for new accounts.

Shareholders of BNY Mellon Research Growth Fund with fund accounts that existed on September 30, 2008 may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the fund. Certain broker-dealers and other financial institutions maintaining accounts with BNY Mellon Research Growth Fund on September 30, 2008 may open new accounts in Class Z shares of the fund on behalf of qualified Retirement Plans and "wrap accounts" or similar programs.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

Class A Shares Offered at Net Asset Value. For shareholders of BNY Mellon Midcap Value Fund who have beneficially owned Class A shares of the fund since May 29, 2008, the public offering price for Class A shares of the fund purchased directly from the fund, for accounts maintained with the fund, is the net asset value per share of that class.

The public offering price for Class A shares of BNY Mellon New Jersey Municipal Bond Fund, Inc., BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund is the net asset value per share of that class, plus a sales load as shown below:

BNY Mellon New Jersey Municipal Bond Fund, Inc. BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 or more	-0-	-0-	Up to 1.00

____________________________

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of BNY Mellon New Jersey Municipal Bond Fund, Inc., BNY Mellon Opportunistic Municipal Securities Fund or BNY Mellon New York AMT-Free Municipal Bond Fund purchased without an initial sales load as part of an investment of $250,000 or more may be assessed at the time of redemption a 1.00% CDSC if redeemed within one year of the date of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1.00% of the net asset value of Class A shares of BNY Mellon New Jersey Municipal Bond Fund, Inc., BNY Mellon Opportunistic Municipal Securities Fund or BNY Mellon New York AMT-Free Municipal Bond Fund purchased by their clients as part of a $250,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of BNY Mellon Balanced Opportunity Fund and BNY Mellon Dynamic Value Fund may be purchased directly from the fund at net asset value without a sales load by participants in a health savings account program, provided that the health savings account program has maintained an account with the fund since on or before January 31, 2016. Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

If you are a shareholder of a Multi-Class Fund listed above who beneficially owned Class A shares of such fund on the date indicated and would like to purchase additional shares of the fund at net asset value without a sales load, you must let the fund know at the time of purchase that you qualify for such a waiver of the sales load. If you do not let the fund know that you are eligible for a waiver, you may not receive the waiver to which you are otherwise entitled. In order to receive a waiver, you may be required to provide the fund with evidence of your qualification for the waiver, such as records regarding shares of the Multi-Class Fund held in accounts with a Service Agent, other financial intermediaries, or the fund.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*

BNY Mellon Balanced Opportunity Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Global Real Return Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Worldwide Growth Fund

TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
BNY Mellon International Stock Index Fund BNY Mellon Midcap Index Fund BNY Mellon S&P 500 Index Fund BNY Mellon Smallcap Stock Index Fund	Wire Redemption Privilege
BNY Mellon Appreciation Fund	TeleTransfer Privilege Wire Redemption Privilege
BNY Mellon New Jersey Municipal Bond Fund BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon New York AMT-Free Municipal Bond Fund	Checkwriting Privilege (Class A and Z shares only) TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
BNY Dreyfus Money Market Fund	Checkwriting Privilege TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege

* Institutional Direct accounts are not eligible for online services.

Information Pertaining to Redemptions

Index Funds. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

Wire Redemption Privilege

BNY Dreyfus Money Market Fund. By using the Wire Redemption Privilege, you authorize the fund and the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or, with respect to Wealth shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

TeleTransfer Privilege

BNY Dreyfus Money Market Fund. The ability to redeem shares online pursuant to the TeleTransfer Privilege is not available to Service shares of the fund.

Redemption Through an Authorized Entity

BNY Dreyfus Money Market Fund. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, with respect to BNY Dreyfus Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received by the Transfer Agent after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received by the Transfer Agent after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

Potential Liquidity Fees on Redemptions.

BNY Dreyfus Money Market Fund. Under Rule 2a-7, the board (or its delegate) is permitted to impose a liquidity fee on redemptions (up to 2%) from a Retail Fund, if the board (or its delegate) determines that it is in the best interests of the Retail Fund to do so. The board of GMMF, on behalf of BNY Dreyfus Money Market Fund, which is a Retail Fund, has delegated to Dreyfus the responsibility to make liquidity fee determinations pursuant to board-approved written guidelines.

Dreyfus expects that a liquidity fee would be imposed, if at all, during periods of extraordinary market stress. While Dreyfus may, in its discretion, impose a liquidity fee at any time if it determines that it is in the best interests of BNY Dreyfus Money Market Fund, Dreyfus generally expects that a liquidity fee would be imposed only after the fund has notified financial intermediaries and shareholders that a liquidity fee will be imposed (generally, as of the beginning of the next business day following the announcement that the fund has imposed the liquidity fee). Announcements regarding the imposition of liquidity fees, or the termination of liquidity fees, will be available on the fund's website. In addition, BNY Dreyfus Money Market Fund will make such announcements through a supplement to its summary prospectus and statutory prospectus and may make such announcements through a press release or by other means. Liquidity fees, if imposed, may be terminated at any time in the discretion of Dreyfus.

Liquidity fees imposed by BNY Dreyfus Money Market Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial intermediaries are required to promptly take such actions reasonably requested by the fund, the Transfer Agent or Dreyfus to implement, modify or remove, or to assist the fund in implementing, modifying or removing, a liquidity fee established by the fund. Unless an intermediary has entered into a written contractual arrangement specifically addressing the responsibilities associated with the imposition of liquidity fees, if a liquidity fee is imposed by the fund, intermediaries are generally required to calculate a liquidity fee on each shareholder redemption request made while a liquidity fee is in effect, withhold the liquidity fee amount from the redemption proceeds, and remit the proceeds (or provide an estimate of the liquidity fee amount) prior to the next calculated NAV of the fund. In the alternative, financial intermediaries may direct the fund or Dreyfus to calculate the liquidity fee, so long as the intermediary provides the information reasonably required to facilitate the calculation (including the gross dollar amount and/or the number of shares that the intermediary's customers tendered for redemption) before next calculated NAV of the fund.

Unprocessed purchase orders that the fund received prior to notification of the imposition of a liquidity fee will be cancelled unless re-confirmed. Under certain circumstances, BNY Dreyfus Money Market Fund may, in its sole discretion, honor or pay redemptions without adding a liquidity fee to the redemption amount (or effect an exchange without imposing a liquidity fee) if the fund can verify that the redemption or exchange order was submitted to an intermediary that serves as agent for the fund or the Transfer Agent before the fund imposed a liquidity fee.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

Fund	Services*

BNY Mellon Appreciation Fund
BNY Mellon International Stock Index Fund
BNY Mellon Midcap Index Fund
BNY Mellon Research Growth Fund
BNY Mellon S&P 500 Index Fund
BNY Mellon Smallcap Stock Index Fund
BNY Dreyfus Money Market Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon Balanced Opportunity Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Worldwide Growth Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon New Jersey Municipal Bond Fund BNY Mellon New York AMT-Free Municipal Bond Fund BNY Mellon Opportunistic Municipal Securities Fund	Fund Exchanges Auto-Exchange Privilege Automatic Asset Builder Government Direct Deposit Privilege Payroll Savings Plan† Dividend Options Automatic Withdrawal Plan Letter of Intent

* Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described in Part III of this SAI. Institutional Direct accounts are not eligible for online services.

† Payroll Savings Plan is applicable to Class Z Shares only of BNY Mellon Opportunistic Municipal Securities Fund.

Fund Exchanges

BNY Dreyfus Money Market Fund. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Wealth and Premier shares of the fund, online. The ability to issue exchange instructions by telephone is given to shareholders of the fund automatically. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone and, with respect to Wealth and Premier shares, online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

DISTRIBUTION PLANS AND NON-RULE 12b-1 SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Administrative Services Plans" and "Additional Information About Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Balanced Opportunity Fund
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Global Real Return Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon New Jersey Municipal Bond Fund
BNY Mellon Midcap Value Fund
BNY Mellon Research Growth Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Worldwide Growth Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% with respect to Class C shares for distributing Class C shares. The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Class A and Class C shares for the provision of certain services to the holders of Class A and Class C shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon New York AMT-Free Municipal Bond Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing Class C shares. The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

BNY Mellon Opportunistic Municipal Securities Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class A and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the holders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon New York AMT-Free Municipal Bond Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class A and Class C shares and reimburses the Distributor up to 0.25% for the provision of certain services to the holders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, with respect to Class A and Class C shares, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon International Stock Index Fund BNY Mellon Midcap Index Fund BNY Mellon S&P 500 Index Fund**** BNY Mellon Smallcap Stock Index Fund	Investor	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Investor shares for the provision of certain services to shareholders and/or the maintenance of shareholder accounts. Services may include answering shareholder inquiries and providing reports and other information to shareholders regarding the fund, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

BNY Mellon Appreciation Fund	Investor	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% with respect to Investor shares for the provision of certain services to the holders of Investor shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Dreyfus Money Market Fund	Wealth	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Wealth shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Dreyfus Money Market Fund	Premier	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services to the holders of Premier shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts.

BNY Dreyfus Money Market Fund	Service	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Service shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon Balanced Opportunity Fund BNY Mellon New Jersey Municipal Bond Fund BNY Mellon Research Growth Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing for certain allocated expenses of providing certain services to the holders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts.

* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

**** Shares of the fund are not designated as a separate class.

ADMINISTRATIVE SERVICES PLANS

Administrative Services Plan. BNY Dreyfus Money Market Fund. The fund has adopted an Administrative Services Plan, with respect to Service shares, pursuant to which the fund may pay the Distributor for the provision of certain recordkeeping and other related services (which are not services for which a "service fee" as defined under the Conduct Rules of FINRA is intended to compensate). Pursuant to the Administrative Services Plan, the fund has agreed to pay the Distributor a fee at the annual rate of 0.55% of the value of the average daily net assets attributable to the fund's Service shares for the provision of such services, which include, at a minimum: mailing periodic reports, prospectuses and other fund communications to beneficial owners of Service shares; client onboarding; anti-money laundering and related regulatory oversight; manual transaction processing; transmitting wires; withholding on dividends and distributions as may be required by state or Federal authorities from time to time; receiving, tabulating, and transmitting proxies executed by beneficial owners of Service shares; fund statistical reporting; technical support; business continuity support; and blue sky support.

A written quarterly report of the amounts expended under the Administrative Services Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. In addition, the plan provides that material amendments must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the plan or in any agreements entered into in connection with the plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Administrative Services Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the plan. The Administrative Services Plan is terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the plan or in any agreements entered into in connection with the plan.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Fund

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)

BNY Mellon Appreciation Fund	✓	✓	✓
BNY Mellon Balanced Opportunity Fund	✓	✓	✓	✓	✓ (up to 5% of total assets)	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓	✓		✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓	✓		✓	✓
BNY Mellon New Jersey Municipal Bond Fund			✓		✓ (up to 20% of net assets)	✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 30% of net assets)	✓ (municipal securities only)
BNY Mellon Midcap Value Fund	✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓	✓	✓ (up to 30% of net assets)	✓ (municipal securities only)

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)

BNY Mellon Research Growth Fund	✓	✓	✓	✓
BNY Mellon Dynamic Value Fund	✓	✓	✓	✓	✓[4]
BNY Mellon Technology Growth Fund	✓	✓	✓
BNY Mellon Worldwide Growth Fund	✓	✓	✓	✓	✓	✓
Index Funds	✓		✓

1 Except as otherwise noted, (1) includes common and preferred stock, convertible securities and warrants and (2) each fund, except as otherwise noted, is limited to investing 5% of its net assets in warrants (2% of net assets in the case of BNY Mellon Research Growth Fund and BNY Mellon Appreciation Fund), except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities. BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, and BNY Mellon New Jersey Municipal Bond Fund are not subject to (2). For BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund, includes common stock only.

2 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Research Growth Fund, BNY Mellon Appreciation Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund, see "Money Market Instruments" below.

3 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, municipal securities only. BNY Mellon Worldwide Growth Fund currently intends to invest less than 35% of its net assets in high yield and lower-rated securities. For each of BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund and BNY Mellon Worldwide Growth Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

4 The fund may invest up to 20% of net assets in non-investment grade securities rated as low as Caa by Moody's or CCC by S&P.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations

BNY Mellon Appreciation Fund
BNY Mellon Balanced Opportunity Fund	✓	✓ (municipal securities only)	✓	✓
BNY Mellon Dynamic Value Fund
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Midcap Value Fund
BNY Mellon Opportunistic Municipal Securities Fund	✓	✓ (municipal securities only)
BNY Mellon Research Growth Fund
BNY Mellon Technology Growth Fund
BNY Mellon Worldwide Growth Fund
Index Funds

Fund	Municipal Securities[5]	Funding Agreements	REITs	Money Market Instruments[6]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds

BNY Mellon Appreciation Fund				✓	✓[7]		✓[9]
BNY Mellon Balanced Opportunity Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund			✓	✓	✓	✓	✓
BNY Mellon Global Real Return Fund	✓		✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund			✓	✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓			✓
BNY Mellon New York AMT-Free Municipal Bond Fund	✓			✓
BNY Mellon Midcap Value Fund			✓	✓	✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund	✓			✓
BNY Mellon Research Growth Fund				✓	✓ (up to 25% of net assets)		✓
BNY Mellon Dynamic Value Fund			✓	✓	✓ (up to 30% of net assets)	✓	✓
BNY Mellon Technology Growth Fund			✓		✓ (up to 25% of net assets)	✓	✓
BNY Mellon Worldwide Growth Fund				✓	✓		✓
Index Funds			✓	✓[8]	✓		✓[10]

5 BNY Mellon Balanced Opportunity Fund and BNY Mellon Global Real Return Fund each currently intends to invest no more than 25% of its assets in municipal securities; however, this percentage may be varied from time to time without shareholder approval.

6 Except for BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Except for BNY Mellon New Jersey Municipal Bond Fund, the Index Funds, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, generally (1) when the Sub-Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. BNY Mellon Global Real Return Fund's investments in money market instruments are not limited to (1) and (2). BNY Mellon Balanced Opportunity Fund currently intends to limit the entry into repurchase agreements (other than for temporary defensive purposes) to no more than 5% of the fund's net assets. The Index Funds may invest cash reserves in money market instruments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

 For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Opportunistic Municipal Securities Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch (or, in the case of each of BNY Mellon New York AMT-Free Municipal Bond Fund and BNY Mellon Opportunistic Municipal Securities Fund, not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch); certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When a fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey personal income tax, New York State and New York City personal income taxes, or from federal income tax, as appropriate. Under normal market conditions, BNY Mellon New Jersey Municipal Bond Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

7 BNY Mellon Appreciation Fund may invest up to 10% of the value of its net assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

8 Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's or A-1 by S&P, (2) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

9 BNY Mellon Appreciation Fund may invest in U.S. dollar-denominated ADRs and New York Shares only. BNY Mellon Large Cap Equity Fund may invest in U.S. dollar-denominated ADRs only.

10 BNY Mellon International Stock Index Fund only.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	MLPs	Futures Transactions	Options Transactions[11]

BNY Mellon Appreciation Fund		✓			✓		✓
BNY Mellon Balanced Opportunity Fund	✓	✓	✓		✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓	✓	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓	✓	✓		✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund		✓				✓	✓
BNY Mellon New York AMT-Free Municipal Bond Fund		✓				✓	✓
BNY Mellon Midcap Value Fund		✓	✓		✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund		✓				✓	✓
BNY Mellon Research Growth Fund		✓	✓		✓	✓	✓
BNY Mellon Dynamic Value Fund		✓	✓		✓	✓	✓
BNY Mellon Technology Growth Fund		✓	✓		✓	✓	✓
BNY Mellon Worldwide Growth Fund		✓			✓
Index Funds		✓	✓		✓	✓

11 Each fund, other than BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, and BNY Mellon Appreciation Fund, (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

BNY Mellon Appreciation Fund may only write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[12]	Participation Notes	Custodial Receipts

BNY Mellon Appreciation Fund
BNY Mellon Balanced Opportunity Fund	✓		✓			✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓		✓	✓	✓	✓ (municipal securities only)
BNY Mellon Large Cap Equity Fund				✓	✓
BNY Mellon New Jersey Municipal Bond Fund	✓		✓			✓ (municipal securities only)
BNY Mellon New York AMT-Free Municipal Bond Fund
BNY Mellon Midcap Value Fund	✓			✓
BNY Mellon Opportunistic Municipal Securities Fund
BNY Mellon Research Growth Fund	✓
BNY Mellon Dynamic Value Fund	✓			✓
BNY Mellon Technology Growth Fund	✓			✓
BNY Mellon Worldwide Growth Fund
Index Funds

12 For each fund structured notes only.

 BNY Mellon Global Real Return Fund also may invest in structured securities or hybrid instruments whose return is based on, or otherwise determined by reference to, a commodity, commodity index or commodity-related instrument.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]

BNY Mellon Appreciation Fund	✓			✓	✓
BNY Mellon Balanced Opportunity Fund	✓		✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund	✓		✓	✓	✓
BNY Mellon Global Real Return Fund	✓	✓[15]	✓	✓	✓
BNY Mellon Large Cap Equity Fund	✓		✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund				✓	✓
BNY Mellon New York AMT-Free Municipal Bond Fund			✓	✓	✓
BNY Mellon Midcap Value Fund	✓		✓	✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓	✓	✓
BNY Mellon Research Growth Fund	✓		✓	✓	✓
BNY Mellon Dynamic Value Fund	✓		✓	✓	✓
BNY Mellon Technology Growth Fund	✓		✓	✓	✓
BNY Mellon Worldwide Growth Fund	✓			✓	✓
Index Funds	✓[16]			✓	✓

13 BNY Mellon Balanced Opportunity Fund and BNY Mellon Global Real Return Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

 For BNY Mellon Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, the Index Funds, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box. Restriction (2) does not apply to BNY Mellon Research Growth Fund.

14 BNY Mellon Balanced Opportunity Fund and BNY Mellon Global Real Return Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Appreciation Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon Worldwide Growth Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 BNY Mellon S&P 500 Index Fund, BNY Mellon Midcap Index Fund and BNY Mellon New York AMT-Free Municipal Bond Fund may borrow (in the case of BNY Mellon New York AMT-Free Municipal Bond Fund, from banks) only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

15 The fund may seek to achieve investment exposure to commodity markets through commodity-related ETFs, ETNs and permissible derivative instruments, as well as through investments in the Subsidiary, as described in the prospectus.

16 BNY Mellon International Stock Index Fund only. The other Index Funds do not engage in foreign currency transactions.

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Investments	Private Placements[17]

BNY Mellon Appreciation Fund					✓
BNY Mellon Balanced Opportunity Fund		✓	✓	✓	✓
BNY Mellon Developed Markets Real Estate Securities Fund		✓	✓	✓	✓
BNY Mellon Global Real Return Fund		✓	✓	✓	✓
BNY Mellon Large Cap Equity Fund		✓	✓	✓	✓
BNY Mellon New Jersey Municipal Bond Fund			✓		✓
BNY Mellon New York AMT-Free Municipal Bond Fund			✓		✓
BNY Mellon Midcap Value Fund	✓	✓	✓		✓	✓
BNY Mellon Opportunistic Municipal Securities Fund			✓		✓
BNY Mellon Research Growth Fund			✓		✓
BNY Mellon Dynamic Value Fund			✓		✓
BNY Mellon Technology Growth Fund	✓	✓	✓		✓	✓
BNY Mellon Worldwide Growth Fund			✓		✓
Index Funds

17 BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund may invest as a "qualified institutional buyer" in municipal bonds exempt from registration and subject to restrictions on transfer.

BNY Mellon Global Real Return Fund. The fund has established and may invest in the Subsidiary to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary principally invests in commodity-

related instruments, including futures and options contracts and swap agreements that provide exposure to the commodity markets and pooled investment vehicles that invest in commodities. The Subsidiary also may invest in other instruments, including those serving as margin or collateral for the Subsidiary's derivatives positions. The fund and the Subsidiary will test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. By investing in the Subsidiary, the fund is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The fund may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by BNYIA and sub-advised by NIM and has the same investment objective as the fund.

The custodian of the Subsidiary's assets is Citibank, N.A., located at 388 Greenwich Street, New York, New York 10013. The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

Index Funds. Each fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its Index. Each fund will attempt to achieve a correlation between its performance and that of the fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Each fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund's Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the fund's Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant fund's shareholders, a fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the fund seeks to match. None of the funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

A large percentage of the Index BNY Mellon International Stock Index Fund seeks to match is comprised of Japanese securities. Therefore, stocks of Japanese companies will represent a correspondingly large component of the fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets.

Money Market Fund

Fund	U.S. Government Securities	Repurchase Agreements[22]	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations

BNY Dreyfus Money Market Fund	✓	✓	✓	✓	✓

22 For BNY Dreyfus Money Market Fund, repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality, and equity securities ("credit and/or equity collateral").

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities

BNY Dreyfus Money Market Fund	✓	✓	✓		✓[23]

23 BNY Dreyfus Money Market Fund may invest only in U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers.

Fund	Illiquid Investments	Borrowing Money[24]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[25]

BNY Dreyfus Money Market Fund	✓	✓			✓

24 BNY Dreyfus Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

25 Other than pursuant to the Interfund Borrowing and Lending Program.

Notwithstanding anything in this SAI to the contrary, BNY Dreyfus Money Market Fund is limited to investing in high quality securities that BNYIA has determined present minimal credit risks.

Rule 18f-4 under the 1940 Act regulates the use of derivatives transactions for certain funds registered under the 1940 Act. The rule defines "derivatives transactions" as (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument ("derivatives instrument"), under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) investment in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, unless (a) the fund intends to physically settle the transaction and (b) the transaction will settle within 35 days of its trade date; (iii) any short sale borrowing; and (iv) any reverse repurchase agreement or similar financing transactions if a fund relies on Rule 18f-4(d)(1)(ii) and therefore is required to treat its reverse repurchase agreements and similar financing transactions as derivatives transactions. Funds that use derivatives, other than "limited" derivatives users, must comply with one of two value-at-risk ("VaR") based limits on fund leverage: (1) a default test based on relative VaR (i.e., 200% of the VaR of the fund's designated reference portfolio, which either may be an index that meets certain requirements, or the fund's own securities portfolio (excluding derivatives transactions); or (2) if applicable, an exception to the default test based on absolute VaR (i.e., 20% of the value of the fund's net assets). The rule also requires funds that use derivatives, other than "limited" derivatives users, to adopt and implement a written derivatives risk management program (a "DRM Program") administered by a board-approved derivatives risk manager (a "DRM"). The DRM Program must include the following elements: (1) the identification and assessment of derivatives risks; (2) the establishment, maintenance, and enforcement of investment, risk management or related guidelines that provide for quantitative or otherwise measurable criteria, metrics or thresholds related to the derivatives risks; (3) stress testing of the derivatives risks; (4) backtesting of the VaR calculation model; (5) internal reporting and escalation of certain matters to the fund's portfolio management team and board; and (6) periodic review by the DRM. A fund that is a "limited" derivatives user is not required to adopt a DRM Program or otherwise comply with a VaR test if it adopts and implements policies and procedures reasonably designed to manage the fund's derivatives risks. A fund will qualify as a "limited" derivatives user if its derivative exposure does not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency and interest rate risks. The rule defines the term "derivatives exposure" to mean the sum of: (1) the gross notional amounts of a fund's derivatives transactions and (2) in the case of short sale borrowings, the value of any asset sold short.

Derivatives instruments that do not involve future payment obligations—and therefore are not a "derivatives transaction" under the rule—are not included in a fund's derivatives exposure.

The board has appointed a DRM and a DRM Program has been adopted with respect to BNY Mellon Global Real Return Fund. Each other fund, except BNY Dreyfus Money Market Fund, has been deemed to be a "limited" derivatives user and the board for those funds has adopted and implemented policies and procedures reasonably designed to manage the funds' derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). For purposes of the 1940 Act, a "majority" of the outstanding voting securities currently means the lesser of (i) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the fund. "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

BNY Mellon Developed Markets Real Estate Securities, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Research Growth Fund and BNY Dreyfus Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

BNY Mellon Balanced Opportunity Fund, BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Midcap Value Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.

BNY Mellon Midcap Index Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. For BNY Mellon Midcap Index Fund, transactions in futures and options do not involve any borrowing for purposes of this restriction. For BNY Mellon New York AMT-Free Municipal Bond Fund, transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

BNY Mellon Opportunistic Municipal Securities Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

BNY Mellon S&P 500 Index Fund. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from The Bank of New York Mellon, an affiliate of BNYIA) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

2. Commodities

BNY Mellon Balanced Opportunity Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon Global Real Return Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. (This Fundamental Policy shall not prohibit a fund, subject to restrictions described in its prospectus and this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities law.)

BNY Mellon International Stock Index Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Invest in commodities, except that the fund may invest in futures contracts as described in the fund's prospectus and this SAI.

(See also Fundamental Policy No. 12 for the fundamental policy regarding investment in commodities for BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund.)

3. Issuer Diversification

BNY Mellon Balanced Opportunity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

BNY Mellon Research Growth Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the voting securities of such issuer.

Purchase the securities of any issuer if such purchase would cause more that 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof).

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

BNY Dreyfus Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.

(See the end of this section for information regarding issuer diversification requirements applicable to money market funds.)

4. Industry Concentration

BNY Mellon Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. The real estate sectors, with respect to BNY Mellon Developed Markets Real Estate Securities Fund, in general are not considered an industry for purposes of this Fundamental Policy.

BNY Mellon Midcap Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P MidCap 400 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Balanced Opportunity Fund and BNY Mellon Global Real Return Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy with respect to BNY Mellon Technology Growth Fund, the technology sector in general is not considered an industry.

BNY Mellon Opportunistic Municipal Securities Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

BNY Mellon International Stock Index Fund and BNY Mellon Smallcap Stock Index Fund. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's benchmark index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon S&P 500 Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P 500 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Research Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry.

BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Dreyfus Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

5. Investing for Control

BNY Mellon Midcap Index Fund, BNY Mellon Research Growth Fund and BNY Mellon S&P 500 Index Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Invest in companies for the purpose of exercising control.

6. Loans

BNY Mellon Balanced Opportunity Fund, BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, and BNY Dreyfus Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon International Stock Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Midcap Value Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Research Growth Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to in the fund's prospectus. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

7. Margin and Short Sales

BNY Mellon Research Growth Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

BNY Mellon International Stock Index Fund, BNY Mellon Midcap Value Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

BNY Mellon Balanced Opportunity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

BNY Mellon New Jersey Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Dreyfus Money Market Fund. Sell securities short.

8. Options

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Purchase, sell or write puts, calls or combinations thereof.

BNY Dreyfus Money Market Fund. Write or purchase put or call options.

9. Limit on Companies with Limited Operations

BNY Mellon Midcap Index Fund and BNY Mellon Research Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

10. Limit Where Affiliated Persons Involved

BNY Mellon Research Growth Fund. Purchase or retain the securities of any issuer if the officers or directors of the fund or of BNYIA, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

BNY Mellon Research Growth Fund. Purchase from or sell to any of its officers or directors or firms of which any of them are affiliated persons any securities (other than capital stock of the fund), but such persons or firms may act as brokers for the fund for customary commissions.

11. Pledging Assets

BNY Mellon Midcap Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

BNY Mellon New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

BNY Mellon S&P 500 Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

BNY Dreyfus Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

12. Real Estate; Oil and Gas

BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund and BNY Mellon Large Cap Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

BNY Mellon International Stock Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon New Jersey Municipal Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Midcap Index Fund. Purchase, hold or deal in real estate, REIT securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon S&P 500 Index Fund. Purchase, hold or deal in real estate, or oil and gas interests, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

BNY Mellon Research Growth Fund. Purchase, hold or deal in real estate (except for corporate office purposes), but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

BNY Dreyfus Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

13. Senior Securities

BNY Mellon Appreciation Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 12 and Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon Global Real Return Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7 may be deemed to give rise to a senior security.

BNY Mellon International Stock Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the fund's Fundamental Policy Nos. 1, 2 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon New Jersey Municipal Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 12 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

BNY Mellon Research Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

(See the end of this section for information regarding issuing senior securities with respect to BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund.)

14. Underwriting

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon Research Growth Fund. Act as an underwriter of securities of other issuers.

BNY Mellon Midcap Index Fund. Act as an underwriter of securities of other issuers. The fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

BNY Mellon S&P 500 Index Fund. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act (so-called "restricted securities"). BNY Mellon S&P 500 Index Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Dreyfus Money Market Fund. Underwrite the securities of other issuers.

15. Warrants

BNY Mellon Research Growth Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

16. Other

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

*****

For purposes of the restriction on industry concentration, BNY Mellon Developed Markets Real Estate Securities Fund invests more than 25% of its net assets in the group of industries comprising the real estate sector.

For purposes of the restriction on industry concentration, BNY Mellon Technology Growth Fund invests more than 25% of its net assets in the group of industries comprising the technology sector.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to BNY Mellon Appreciation Fund: The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

Section 18(f) prohibits a registered open-end investment company from issuing or selling any senior security of which it is the issuer, with limited exceptions. Accordingly, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund may not issue any senior security as provided in Section 18(f) of the 1940 Act.

For BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund, for purposes of industry concentration determinations:

• A Municipal Bond backed principally by assets and revenues of non-governmental issuers will be deemed to be a security of an issuer in the "industry" of that non-governmental issuer and subject to the industry concentration restriction; and

• Municipal Bonds or Municipal Obligations, where the payment of principal and interest for such securities is derived solely from a specific project, are grouped together as an "industry."

In addition, as a Fundamental Policy, each of BNY Mellon Smallcap Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon International Stock Index Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Money market funds are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

• a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

• a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

The requirements outlined above are subject to a number of qualifications and exceptions.

With respect to BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, BNY Mellon Worldwide Growth Fund and BNY Dreyfus Money Market Fund, unless "net assets" are stated, references to a percentage of the "assets" of a fund included in the Fundamental Policies described above should be considered to mean the "total assets" of that fund.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

In addition, for purposes of a fund's concentration policy above, BNYIA or a Sub-Adviser may analyze the characteristics of any particular investment and may assign an industry classification consistent with those characteristics. BNYIA or a Sub-Adviser may, but need not, consider industry or sub-industry classifications provided by third parties (such the Global Industry Classification Standard (GICS®), the North American Industry Classification System (NAICS), or the Bloomberg Industry Classification System (BICS)) when classifying investments for purposes of a fund's concentration policy. A fund may use other classification titles, standards and systems from time to time, as determined in BNYIA’s discretion.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

Notwithstanding investments and activities referenced in the Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI (and, for money market funds, Rule 2a-7 under the 1940 Act).

Nonfundamental Policies

Each fund, as indicated, may not:

1. Arbitrage

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Engage in arbitrage transactions.

2. Investing for Control

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Invest in the securities of a company (for BNY Mellon Global Real Return Fund, other than their respective Subsidiary) for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

BNY Mellon New Jersey Municipal Bond Fund. Invest in companies for the purpose of exercising control.

3. Margin

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund and BNY Mellon Large Cap Equity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon Global Real Return Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

4. Pledging Assets

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund and BNY Mellon Large Cap Equity Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

BNY Mellon Research Growth Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

BNY Mellon International Stock Index Fund, BNY Mellon Midcap Value Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund and BNY Mellon Technology Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon New Jersey Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Opportunistic Municipal Securities Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

5. Limit on Companies with Limited Operations

BNY Mellon Midcap Value Fund, BNY Mellon S&P 500 Index Fund and BNY Mellon Dynamic Value Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

6. Purchase Securities of Other Investment Companies

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Index Fund, BNY Mellon New Jersey Municipal Bond Fund, BNY Mellon Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon S&P 500 Index Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, and BNY Mellon New York AMT-Free Municipal Bond Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Appreciation Fund, BNY Mellon Worldwide Growth Fund and BNY Dreyfus Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

7. Puts/Calls

BNY Mellon Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

8. Illiquid Investments

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon Balanced Opportunity Fund, BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Large Cap Equity Fund, BNY Mellon Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund and BNY Dreyfus Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon New Jersey Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Mellon New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

9. Short Sales

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Sell securities short, but reserves the right to sell securities short against the box (a transaction in which the fund enters into a short sale of a security which the fund owns).

10. Warrants

BNY Mellon Midcap Index Fund and BNY Mellon S&P 500 Index Fund. Purchase warrants (excluding those acquired by the fund in units or attached to securities).

11. Issuer Diversification

BNY Mellon Global Real Return Fund. Invest more than 5% of the value of its total assets in the obligations of any single issuer (except securities of the U.S. Government or any instrumentality thereof).

12. Industry Concentration

BNY Mellon Global Real Return Fund. Invest more than 20% of the value of its total assets in the securities of issuers in any single industry (except securities of the U.S. Government or any instrumentality thereof).

13. Investment in Other than Municipal Bonds

BNY Mellon New Jersey Municipal Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

14. Other

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

BNY Mellon Appreciation Fund and BNY Mellon Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

BNY Dreyfus Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, such policies are not limited to time of investment and must be maintained on an ongoing basis; if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, with respect to the funds' policies pertaining to purchasing illiquid investments, if a fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time. Further, a fund's 80% Test (as defined below) applies at the time of investment and is subject to periodic evaluation thereafter. To the extent a fund's 80% Test is no longer met at the time of a periodic evaluation and cannot be rectified within a certain time period prescribed by the 1940 Act or applicable interpretations and exemptions, the fund may be required to sell an investment.

BNY Mellon Developed Markets Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon Midcap Value Fund, BNY Mellon Research Growth Fund, BNY Mellon Smallcap Stock Index Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Appreciation Fund, and BNY Mellon Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

BNY Mellon Appreciation Fund	Fundamental	Diversified
BNY Mellon Balanced Opportunity Fund	Fundamental	Diversified
BNY Mellon Developed Markets Real Estate Securities Fund	Fundamental	Diversified
BNY Mellon Global Real Return Fund	Nonfundamental	Diversified
BNY Mellon International Stock Index Fund	Fundamental	Diversified
BNY Mellon Large Cap Equity Fund	Fundamental	Diversified
BNY Mellon Midcap Index Fund	Fundamental	Diversified
BNY Mellon New Jersey Municipal Bond Fund	Fundamental	Non-Diversified
BNY Mellon New York AMT-Free Municipal Bond Fund	Fundamental	Non-Diversified
BNY Mellon Midcap Value Fund	Fundamental	Diversified
BNY Mellon Opportunistic Municipal Securities Fund	Fundamental	Diversified
BNY Mellon Research Growth Fund	Fundamental	Diversified
BNY Mellon S&P 500 Index Fund	Fundamental	Diversified
BNY Mellon Smallcap Stock Index Fund	Fundamental	Diversified
BNY Mellon Dynamic Value Fund	Fundamental	Diversified
BNY Mellon Technology Growth Fund	Fundamental	Diversified
BNY Mellon Worldwide Growth Fund	Fundamental	Diversified
BNY Dreyfus Money Market Fund	Fundamental	Diversified

The classification of BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund or BNY Mellon Smallcap Stock Index Fund may change solely as a result of changes in the composition of the index the fund seeks to track (e.g., changes in weightings of one or more component securities). BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, BNY Mellon S&P 500 Index Fund or BNY Mellon Smallcap Stock Index Fund, therefore, may operate as non-diversified without shareholder approval solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the relevant index. As of October 31, 2025, the S&P 500® Index was non-diversified, and therefore as of that same date, BNY Mellon S&P 500 Index Fund is managed as non-diversified solely in accordance with the index.

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below. Notwithstanding any contrary information in the fund's prospectus, derivatives and other instruments that provide investment exposure to investments that are subject to a fund's 80% investment policy and derivatives that provide investment exposure to one or more market risk factors associated with such investments may be included in the fund's 80% policy. Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below. Note that reference to each fund's prospectus should be made for the precise verbiage of each fund's 80% Test.

Fund	80% Test	Fundamental Policy?

BNY Mellon Developed Markets Real Estate Securities Fund	Publicly-traded equity securities of companies principally engaged in the real estate sector, as described in the fund's prospectus	No
BNY Mellon International Stock Index Fund	Stocks included in the MSCI EAFE Index and in futures whose performance is tied to certain countries included in the index*	No
BNY Mellon Dynamic Value Fund	Stocks	No
BNY Mellon Large Cap Equity Fund	Equity securities of large capitalization companies, as described in the fund's prospectus	No
BNY Mellon Midcap Value Fund	Equity securities of mid-cap companies, as described in the fund's prospectus	No
BNY Mellon Opportunistic Municipal Securities Fund	Municipal Bonds	Yes
BNY Mellon Midcap Index Fund	Stocks included in the S&P MidCap 400 Index and in futures whose performance is tied to the index*	No
BNY Mellon New Jersey Municipal Bond Fund

Municipal Bonds of the State of New Jersey, its political subdivisions, authorities and corporations and certain other specified securities that provide income exempt from federal and New Jersey state personal income taxes

Yes
BNY Mellon New York AMT-Free Municipal Bond Fund	New York Municipal Bonds	Yes
	New York Municipal Bonds that provide income exempt from the AMT	No
BNY Mellon Research Growth Fund	Common stock of companies that the fund considers to be growth companies	No
BNY Mellon S&P 500 Index Fund	Stocks included in the S&P 500 Index and in futures whose performance is tied to the index*	No
BNY Mellon Smallcap Stock Index Fund	Stocks included in the S&P SmallCap 600 Index and in futures whose performance is tied to the index*	No
BNY Mellon Technology Growth Fund	Stocks of growth companies of any size that BNYIA believes to be leading producers or beneficiaries of technological innovation	No
BNY Mellon Worldwide Growth Fund	Common stocks	No

* The fund generally is fully invested in such investments.

DIVIDENDS AND DISTRIBUTIONS

BNY Mellon New Jersey Municipal Bond Fund.

The fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for regular business.

BNY Mellon Opportunistic Municipal Securities Fund and BNY Dreyfus Money Market Fund.

Each fund's NAV is calculated on any day the NYSE is open for regular business. In addition, each money market fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association recommends that fixed income securities markets be open for the day or a portion of the day.  In the event the NYSE and fixed income securities markets are closed but the Federal Reserve Bank is open, BNY Dreyfus Money Market Fund may, but is not required to, calculate the fund's NAV and accept purchase and redemption requests.  Each fund ordinarily declares dividends from its net investment income on each day its NAV is calculated.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), and the dates of organization. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*

BNY Mellon Appreciation Fund, Inc.	Maryland	July 30, 1980
BNY Mellon Advantage Funds, Inc.	Maryland	November 16, 1993
BNY Mellon Global Real Return Fund
BNY Mellon Midcap Value Fund
BNY Mellon Dynamic Value Fund
BNY Mellon Technology Growth Fund
BNY Mellon Index Funds, Inc.	Maryland	October 6, 1989
BNY Mellon International Stock Index Fund
BNY Mellon S&P 500 Index Fund
BNY Mellon Smallcap Stock Index Fund
BNY Mellon Investment Funds VI	Massachusetts	July 28, 1995
BNY Mellon Balanced Opportunity Fund
BNY Mellon Midcap Index Fund, Inc.	Maryland	June 6, 1991
BNY Mellon New Jersey Municipal Bond Fund, Inc.	Maryland	January 11, 1988
BNY Mellon New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986
BNY Mellon Opportunistic Municipal Securities Fund	Massachusetts	June 4, 1986
BNY Mellon Investment Funds V, Inc.	Maryland	November 21, 1991
BNY Mellon Developed Markets Real Estate Securities Fund
BNY Mellon Large Cap Equity Fund
BNY Mellon Research Growth Fund, Inc.	Delaware Maryland	June 23, 1969 Reorganized as a Maryland corporation on July 23, 1981
BNY Mellon Worldwide Growth Fund, Inc.	Maryland	February 5, 1993
General Money Market Fund, Inc.	Maryland	May 15, 1981
BNY Dreyfus Money Market Fund

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Expense Arrangements

Index Funds. All expenses incurred in the operation of the funds are borne by BNYIA, except management fees, Shareholder Services Plan fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested board members, fees and expenses of independent counsel to the fund and to the non-interested board members, and any extraordinary expenses.

Expense Limitations

BNY Mellon Midcap Value Fund, BNY Mellon Dynamic Value Fund, BNY Mellon Technology Growth Fund, BNY Mellon Opportunistic Municipal Securities Fund, BNY Mellon New York AMT-Free Municipal Bond Fund, and BNY Mellon Worldwide Growth Fund. BNYIA has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to BNYIA under the fund's agreement with BNYIA, or BNYIA will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon New Jersey Municipal Bond Fund. BNYIA has agreed that, if in any fiscal year, the aggregate expenses of Class A shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average net assets attributable to Class A shares for the fiscal year, the fund may deduct from the payment to be made to BNYIA under the fund's agreement with BNYIA, or BNYIA will bear, such excess expense with respect to Class A shares of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon Research Growth Fund. BNYIA has agreed that if in any fiscal year the aggregate expenses of Class Z shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average daily net assets attributable to Class Z shares of the fund for the fiscal year, the fund may deduct from the payment to be made to BNYIA under the fund's agreement with BNYIA, or BNYIA will bear, such excess expense with respect to Class Z of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Dreyfus Money Market Fund. BNYIA has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to BNYIA under the fund's agreement with BNYIA, or BNYIA will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

Index Licensing Disclosures—S&P

BNY Mellon S&P 500 Index Fund, BNY Mellon Midcap Index Fund and BNY Mellon Smallcap Stock Index Fund. The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the relevant Indexes which are determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of the funds' net asset value, nor is S&P a distributor of the funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNY MELLON S&P 500 INDEX FUNDS, BNY MELLON MIDCAP INDEX FUND, INC. OR BNY MELLON SMALLCAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, Suite 2000, New York, New York 10017, serves as counsel to the funds and to the Independent Board Members.

Ernst & Young LLP, One Manhattan West, New York, New York 10001, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state (the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. The information provided below regarding the State or State issuers is subject to change, potentially quickly and substantially and without notice. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

New Jersey

General Information

On September 17, 2025, Moody's upgraded New Jersey's general obligation bond rating to Aa3 with a stable outlook from A1 with a positive outlook. On August 11, 2025 S&P upgraded New Jersey's general obligation bond rating to A+ (with a stable outlook) from A (with a stable outlook). As of April 15, 2026 the above ratings had not been changed or withdrawn.

New Jersey is the most densely populated state in the nation, with an average density of 1,292 persons per square mile as of 2024. The State is part of a megalopolis that extends from Washington D.C. in the south to Boston, Massachusetts in the north and includes about one-sixth of the nation's population, making it an attractive location for business due to its central location and ability to access both regional and world markets. The following industries are the center of the State's diverse economy: technology, transportation and logistics, health care, financial services, biopharmaceuticals, and advanced manufacturing. There is also a strong commercial agriculture sector in the rural areas.

In 2024, the State's economic growth was slower than the U.S. as a whole. New Jersey's real gross domestic product (GDP) growth in 2024 (2.3%) was outpaced by Pennsylvania (2.4%) and New York (2.4%), and ranked 33rd out of the fifty states. After three standout years of job gains, New Jersey's labor market expanded relatively slower in 2024. Following gains of 264,400 jobs in 2021, 115,400 jobs in 2022, and 64,200 jobs in 2023, 39,800 jobs were added in 2024. Payroll employment grow by an average of 3,600 jobs per month over the first half of 2024 and by an average of 3,000 jobs per month over the second half of the year. By the end of 2024, New Jersey had 168,700 more nonfarm jobs than prior to the COVID-19 pandemic, rising 4.0% from February 2020 to December 2024. This was higher than New York's (1.1%), Pennsylvania's (1.6%) and Connecticut's (1.0%) recent employment levels compared to pre-pandemic levels.

The State's economic growth over the first three quarters slightly lagged behind the U.S. as a whole. Over the first three quarters of 2025, New Jersey's rate of real GDP growth (2.2.% was outpaced by New York (3.5%) and Pennsylvania (3.8%) and ranked 25th out of the fifty states. The State's unemployment rate increased 0.8 percentage points over the course of the year, ending 2025 at 5.4%. This was 1.0 percentage point higher than the national rate (4.4%). It was also higher than the unemployment rate of New York (4.6%), Pennsylvania (4.2%) and Connecticut (4.2%), and ranked the second highest in the United States.

The State of New Jersey's location on the eastern seaboard of the United States exposes it to a variety of climate risks, such as severe storms and hurricanes, which can damage the State's infrastructure. In addition, much of the State's coastal and riverine areas may be vulnerable to sea level rise or flooding from increasing and extreme precipitation and other impacts of climate change. These climate-related phenomena may damage significant portions of the State's assets and may require the State to construct additional infrastructure. Further, a changing climate may negatively impact the economy of the State. However, the State cannot predict the impact that these climate events may have on its financial condition.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. New Jersey's budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. Fiscal Year 2025 began on July 1, 2024 and ends on June 30, 2025. Pursuant to the Appropriations Clause, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of governmental funds, including the State General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year. The Appropriations Clause requires that at the time of enactment of the annual Appropriations Act, the Governor certify that there are sufficient resources available to support the line item appropriations in the Appropriations Act.

State Funds

State General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the State General Fund. Most revenues received from taxes, federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund. In the Governor's Fiscal Year 2025 Budget Message, the Governor's revenue projection anticipates that revenues will grow to $54.1 billion, an increase in total revenues for Fiscal Year 2025 of about 3.6% when compared to Fiscal Year 2024.

Property Tax Relief Fund. This fund is used to accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. Revenues into this fund were $19.9 billion in Fiscal Year 2023 and estimated to be $19.8 billion and $20.5 billion in Fiscal Years 2024 and 2025, respectively.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects.

Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.

Debt Defeasance and Prevention Fund. As a result of higher-than-expected revenues during Fiscal Year 2021, the State established the New Jersey Debt Defeasance and Prevention Fund (the "Debt Defeasance and Prevention Fund"). Amounts in the Debt Defeasance and Prevention Fund were available to retire and defease State debt (including general obligation bonds and state appropriation obligations). Beginning in Fiscal Year 2021, the State Legislature appropriated amounts in each Fiscal Year for the purpose of defeasing State debt and funding capital projects. However, as a result of the transfers and other remaining allocations in the Fiscal Year 2026 Appropriations Act, no additional amounts are expected to be appropriated to or from the Debt Defeasance and Prevention Fund in the future.

Other Revenue Sources

Federal Aid. Actual federal aid receipts in the State General Fund and Special Transportation Fund for Fiscal Years 2022 through 2024, which are non-budgeted revenues, amounted to $24.104 billion, $25.559 billion and $24.884 billion, respectively. Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Year 2025 and for Fiscal Year 2026 are estimated to be $26.593 billion and $30.239 billion respectively. Such federal aid receipts for Fiscal Year 2026 are composed of $19.391 billion for health-related family programs under Titles XIX and XXI, $1.687 billion for other human services, $1.118 billion for Title I and other education, $608.7 million for labor, $2.547 billion for transportation, and the remainder for all other federal aid programs.

The Disaster Relief Appropriations Act of 2013 appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities impacted by Superstorm Sandy, including providing funds directly to private homeowners and businesses. The Disaster Relief Act allocated funding to the Office of the Inspector General (OIG) to conduct audits and investigations related to the expenditure of disaster aid relief. Audits are ongoing or have already been undertaken and the State anticipates that there will be continued audit activity throughout the duration of the federally funded Sandy programs. As with any federal OIG audit or investigation, there is the potential for an OIG recommendation that the federal agency de-obligate funding in the event of non-compliance with federal statutes or regulations.

Atlantic City and Legalized Gambling. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Revenues for Fiscal Year 2024 were approximately $584.0 million. Revenues are estimated to be $660.7 million and $886.7 million in Fiscal Years 2025 and 2026, respectively.

State Economy and Finances

The State reported Fiscal Year 2025 revenue collections of $55.5 billion or approximately 4.5% from Fiscal Year 2024 revenue collections. Revenue estimates for Fiscal Year 2026 were project to be $57.5 billion when last updated on March 10, 2026 as part of the Governor's Budget Message.

The Fiscal Year 2026 Appropriations Act includes anticipated revenue growth of 3.3% to $57.3 billion. The overall increase of $1.8 billion from Fiscal Year 2025 anticipates stable economic performance and moderate growth among most major tax revenues, bolstered by the addition of several tax policy changes. These changes are estimated to generate roughly $600 million in Fiscal Year 2026. Absent the policy changes, baseline revenue growth is estimated at about 2.3% over the prior fiscal year, or half the growth rate for Fiscal Year 2025.

The Fiscal Year 2026 Gross Income Tax ("GIT") projection of $21.5 billion is an increase of $645.0 million, or 3.1 % above Fiscal Year 2026, a significant moderation from the 10.3% growth noted for the prior year. Wage growth and stable employment should positively impact withholding collections, which are expected to run similar to the long-run historical pattern, but below the elevated growth seen in the last two fiscal years. Meanwhile, non-wage income sources are anticipated to decline slightly in Fiscal Year 2026 as the strong growth from financial markets is not expected to recur, which will particularly impact quarterly tax payments due in the latter half of Fiscal Year 2026.

Additionally, the State is cognizant of recently enacted changes in federal tax policy that may impact annual State revenue collections, starting with Fiscal Year 2026. Federal tax law changes, such as to the State and Local Tax ("SALT") deduction, may induce tax planning adjustments by individuals and entities that alter State tax collections under both the GIT and the "Pass-Through Business Alternative Income Tax ("PTBAIT"). While the specific potential impacts of these federal tax policy changes on State revenues are unknown at this time, the induced impact could increase, decrease, or shift State revenue collections in or among several fiscal years.

Fiscal Year 2026 Sales and Use Tax revenue collections are projected at $14.2 billion, an increase of $424.0 million or 3.1% over Fiscal Year 2025. Consumer spending is expected to remain steady, roughly keeping up with price inflation. Additionally, SUT energy-use related collections are expected to increase as energy costs continue to rise.

Corporation Business Tax ("CBT") revenue collections are projected to rise 2.5% in Fiscal 2026 from Fiscal 2025 levels, increasing to $4.2 billion as national forecasters expect the corporate profit picture to remain stable, while in New Jersey the impact of expanded utilization of net operating losses tapers down. The revenue forecast also includes the second year of the Corporate Transit Fee. This fee is expected to grow 3.5% to $838.9 million in Fiscal Year 2026, and generate between $800.0 million and $900.0 million in annually recurring collections which are intended to support New Jersey Transit.

PTBAIT revenue collections are anticipated to decline by $39.3 million in Fiscal Year 2026, after good growth in Fiscal Year 2025. However, as noted above, the PTBAIT collection pattern could be subject to change due to recently enacted federal tax policy revisions. Other taxes such as the Realty Transfer Fee, anticipated to increase $15.6 million, and the Insurance Premiums Tax, anticipated to increase $30 million, are expected to see modest growth year-over-year. The Petroleum Products Gross Receipts Tax is forecasted to see $84.5 million in growth to $1.6 billion, with a full year at the increased tax rate.

Fiscal Year 2026 includes a number of recently enacted State tax policy changes that enhance revenue collections including the Graduated Percent Fee (formerly known as the Assessment on Real Property Greater than $1 Million) is estimated to realize $554 million. Casino Revenue Fund estimated collections or $886.7 million incorporate the increased 19.75% tax on Internet Gaming and Sports Betting, which is estimated to yield $209 million in additional revenues.

State Indebtedness

General. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit. As of June 30, 2025, the State had $3.4 billion of State general obligation bonds outstanding.

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The total Fiscal Year 2026 appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $4.145 billion. Of this amount, $529.1 million represents principal and interest payments for general obligation bonds.

Variable Rate Obligations. As of June 30, 2025, the New Jersey Economic Development Authority had outstanding $60.85 million of floating rate notes, which bear interest at a rate that resets weekly based on the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread. There are no letters of credit in support of these notes.

Obligations Supported By State Revenue Subject to Annual Appropriation. The State has entered into a number of leases and contracts with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. The Legislature has no legal obligation to enact appropriations to fund such payments, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of obligations supported by State revenue subject to annual debt service appropriations as of June 30, 2023 is $26.3 billion.

Tax and Revenue Anticipation Notes. The State has the ability to issue tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management by funding timing imbalances which occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues. TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment. TRANs are payable solely from revenues attributable to the fiscal year in which the TRANs were issued. No TRANs have been issued since Fiscal Year 2020 and the State does not expect to issue TRANs during Fiscal Year 2026.

State Pension Plans

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State sponsors and operates seven defined benefit pension plans (collectively, the "Pension Plans"). Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund are the largest plans, which as of June 30, 2024 covered 248,765 and 161,641 active members, respectively, and 196,641 and 114,678 retired members, respectively. The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund, State Police Retirement System, Judicial Retirement System and Prison Officers' Pension Fund. The State is not the only employer participating in PERS and PFRS. Local governments also participate as employers. In both of these Pension Plans, contributions from the State and the local governments are invested together and generate one investment rate of return. In calculating actuarial liabilities, both PERS and PFRS break out the liabilities between active and retired members as well as between State and local governments members. As of June 30, 2024, the State was responsible for the employer contributions for 76,306 active and 64,537 retired PERS members and 5,781 active and 7,887 retired PFRS members.

State law requires the Pension Plans to conduct an annual actuarial valuation. Pension Plan actuarial valuations are completed approximately six to eight months after the end of a fiscal year. Consequently, actuarial valuations and recommended contributions for the various Pension Plans do not apply to the fiscal year immediately following the actuarial valuations. Rather, they apply to the second fiscal year following the valuation. For example, the actuarially recommended contributions and valuations as of July 1, 2024 are applicable to the Fiscal Year ended June 30, 2026. The unfunded actuarial accrued liability ("UAAL") is partly impacted by the actual rate of return of the Pension Plan assets as determined primarily by the performance of the investment portfolio. Actual investment returns for any given fiscal year can vary widely. Investment returns were 10.74%, 9.06%, (7.90)% and 28.63% for Fiscal Years 2024, 2023, 2022 and 2021, respectively. On July 1, 2019, the State Treasurer lowered the assumed rate of return for valuation purposes from 7.5% to 7.3%. The 7.3% assumed rate of return was used by the actuary in the June 30, 2020 valuations. On June 30, 2021, the State Treasurer ordered the assumed rate to be further lowered to 7%, effective with the June 30, 2021, and subsequent, actuarial valuations.

As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than assumed investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s, and reductions in member contributions, the Pension Plans' aggregate funded ratio (which compares the value of Pension Plan assets to the present value of future benefit payments) deteriorated and, as of June 30, 2016, before giving effect to the State's contribution of its lottery and related assets, including intellectual property (the "Lottery Enterprise"), and other actions, was 44.7%.

In accordance with the Lottery Enterprise Contribution Act of 2017 ("LECA"), the State's Lottery Enterprise has been contributed to certain eligible Pension Plans for a 30-year term (the "Lottery Contribution"). In accordance with LECA, for actuarial purposes, the Lottery Enterprise is considered a "Special Asset," the value of which is reflected in an annual adjustment to the State's contribution to the applicable Pension Plan, calculated pursuant to LECA. Starting in Fiscal Year 2023, the Special Asset adjustment is determined by a level-dollar amortization of the then-current Lottery Enterprise value over the remaining term of the contribution at the regular interest rate applicable to the applicable Pension Plan, multiplied by a given adjustment percentage. For Fiscal Year 2024, projected lottery net proceeds are $1.114 billion. The State made pension contributions of $6,036 billion in Fiscal Year 2025. After taking into account projected Lottery Net Proceeds of $1.126 billion at the time of the Fiscal Year

2025 Appropriations Act, the State expects that the overall contribution for Fiscal Year 2026 will be 103.8% of the actuarially recommended contribution. LECA does not contain a provision permitting the termination of the Lottery Contribution prior to the end of its 30-year term, however, future legislation could amend or reverse the Lottery Contribution (which is re-valued at least every five years).

The first five-year revaluation of the Lottery Enterprise was completed on December 31, 2021, by the Acacia Financial Group. This revaluation determined the fair market value of the Lottery Enterprise to be $12.98 billion. Using this valuation methodology, the contribution of the Lottery Enterprise is expected to generate an estimated $37 billion for the Pension Plans over the 30-year term of the Lottery Contribution.

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act ("Tort Claims Act"). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

Chapter 120 Claims for Injuries Resulting from Sexual Abuse. Under L. 2019, c 120 ("Chapter 120") the New Jersey Tort Claims Act was amended to revise the statute of limitations for and remove the temporal bar for bringing claims of injury due to sexual abuse by minor victims and adult victims of sexual abuse against public entities, including the State and its departments and agencies. In addition, Chapter 120 included a two-year grace period for any plaintiff to bring a claim for injury due to sexual abuse. Since the enactment of Chapter 120, numerous cases have been filed by plaintiffs for alleged abuse suffered from the 1960s to the present day. The State's experience thus far has been that the State's liability under Chapter 120 cases is unusually difficult to assess due to the dated nature of many of the claims, the potential unavailability of individuals alleged to have engaged in claimed abuse, and the emotionally charged nature of Chapter 120 claims. The State currently expects to have financial exposure under several Chapter 120 claims over the next few fiscal years but currently is unable to estimate its exposure for these Chapter 120 claims. The State is vigorously defending these matters.

County of Warren v. State. On August 18, 2025, the County of Warren, the Administrator of the County of Warren, the Director and Deputy Director of the Board of County Commissioners of the County of Warren and a member of the Board of County Commissioners of the County of Warrant (collectively, the "County") filed a complaint against the State, the Governor and the State Treasurer alleging that the State has not appropriated the 9-1-1 System and Emergency Response Fee (the "9-1-1 Fee") in accordance with State law; violations of federal law concerning the use of 9-1-1 fees; seeking an accounting of the funds in the 9-1-1 System and Emergency Response Trust Fund Account; unjust enrichment; and violation of the State Constitution. The State's responsive pleading was due December 8, 2025. The State is vigorously defending this matter.

Estate of Rene Correa Borquez et al. V. Elizabeth Maher Muoio, Treasurer of the State of New Jersey; Steven Harris, Administrator of New Jersey's Unclaimed Property Administration; and Kelmar Associates, LLC. Decedent, a Chilean citizen, owned certain stock that was deemed abandoned under New Jersey's Uniform and Unclaimed Property Act. In accordance with the Act, the holder remitted it to the Administrator of the New Jersey Unclaimed Property Administration (the "Administrator") in 2013, and the Administrator subsequently sold the stock. In 2023, decedent's heirs filed a claim, which the Administrator approved and paid. On December 19, 2024, Plaintiff, as representative of decedent's heirs, filed a complaint in the U.S. District Court for the District of New Jersey commencing a putative class action against the State Treasurer and the Administrator in their official capacities (collectively, the "State Defendants"), asserting facial and as-applied challenges to the constitutionality of the Act, under the 5th Amendment (takings clause) and 14th Amendment (due process) of the United States Constitution. Plaintiff asserts that the Act does not provide adequate notice to foreign property owners before and after escheat of property to the Administrator. Plaintiff further alleges that a taking under the 5th Amendment occurs when the Administrator pays the actual sale proceeds received by the State rather than the value the stock would have had had it not been sold, and that Plaintiff's claim was underpaid.

On April 17, 2025, State Defendants filed a motion to dismiss the complaint. In response, on May 5, 2025, Plaintiff filed an amended complaint which restated prior constitutional claims and added Plaintiff, individually, as a party due to his recent acquisition of stock that may escheat under the Act in the future. Plaintiff seeks relief declaring that the State Defendant's administration of the Act violates the United States Constitution. Plaintiff also seeks injunctive relief requiring State Defendants to comply with the notice requirements of the United States Constitution, and prohibiting the sale of property in the Administrator's custody belonging to Plaintiff or any class member, or otherwise putting them in the same position monetarily as they would have occupied if the property had not been escheated. Plaintiff also seeks an accounting of escheated property belonging to Plaintiff and the putative class, and declaratory relief finding the State Defendants financial responsible for providing notice to the putative class and administering any relief afforded to the class. Plaintiff also seeks an award of interest, cost and attorney's fees. Pursuant to the District Court's case management order, State Defendants served a motion to dismiss on June 4, 2025. Plaintiff served its opposition on July 7, 2025, and State Defendants served a reply on August 15, 2025. The State is vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the plaintiff child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The plaintiff claims, among other things, that the Division of Child Protection and Permanency in the Department of Children and Families ("DCPP") failed to comply with its own policies and procedures and alleges violation of the New Jersey Child Placement Bill of Rights by the DCPP. The complaint was filed in the State court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State's motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. The State defendants filed a motion for summary judgment, which was granted on April 24, 2023. The Appellate Division granted Plaintiff's request to file a motion for leave to appeal by May 29, 2023. The State opposed that motion, and the Appellate Division denied that motion on July 13, 2023. Plaintiff settled with co-defendants, and subsequently filed a direct appeal to the Appellate Division of the grant of summary judgement to the State defendants. The State filed its opposition brief on March 4, 2024. Oral argument was held on January 30, 2025. On July 7, 2025, the Appellate Division reversed the grant of summary judgment for the State Defendants and remanded to the trial court, as the trial court had not addressed whether the conduct of the State Defendants could constitute "willful misconduct" (which could vitiate any applicable immunities for failure to enforce child protection laws). The parties will have the opportunity after remand to seek summary judgment on the issues of willful misconduct and the potential application of immunities. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers' Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations. If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. Sixteen audits, which in the aggregate total over $900 million, are currently in draft or final form but, due to possible revisions or appeals, the final amounts are uncertain. Approximately one-third of the amount above relates to an audit of the State's School-based Medicaid claiming. However, DHS is disputing OIG's audit findings. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.

AT&T Services, Inc. v. Director, Division of Taxation. On March 18, 2024, AT&T Services, Inc. ("AT&T") filed a complaint in the New Jersey Tax Court contesting a December 20, 2023 final determination by the Division of Taxation denying AT&T's CBT refund claim for research and development ("R&D") carryforward credits from tax years 2011 through 2017. AT&T amended its New Jersey CBT return for tax year 2018 claiming R&D carryforward credits for 2011 through 2018. AT&T alleges that it is entitled to the R&D credits because it already claimed the credits on federal tax returns filed with the Internal Revenue Service for the tax years in question. The Division denied the R&D carryforward credits for tax years 2011 through 2017 because the taxpayer is not permitted to amend a return to claim R&D carryforward credits for tax years that are closed due to the statute of limitations. The Division accepted the R&D carryforward credit for tax year 2018, which was timely claimed within the statute of limitations. . The Division filed its answer to the complaint on May 17, 2024. On April 30, 2025 withdrew its complaint, with prejudice. On May 7, 2025, the New Jersey Tax Court entered judgment dismissing the complaint.

NL Industries, Inc. v. State of New Jersey. In 2012, the United States Environmental Protection Agency ("EPA") informed NL Industries, Inc. ("NL") that the EPA believed that slag was generated, in part or in whole, by NL's lead-smelting facility in Perth Amboy. The EPA selected a remediation remedy and named NL as the potentially responsible party subject to enforcement. On August 16, 2017, NL filed an amended complaint alleging that in the 1980s the State dredged areas that were impacted by hazardous substances, transported the contaminated sediments and discharged the hazardous substances on areas of the site, and that the State has caused or contributed to the discharge by virtue of the State's failure to remove the slag. In the amended complaint, NL sought declaratory relief as to the State's liability for cleanup and removal costs, including future costs or damages. The State filed its answer denying liability and asserting defenses under the Tort Claims Act. The State also filed a counterclaim asserting claims under the Spill Compensation and Control Act seeking the State's past and future remediation costs, and natural resources damages. Mediation of this matter began in 2018 and, as a result, NL withdrew its complaint and the State withdrew its counterclaim, both without prejudice. This matter was settled pursuant to a judicial consent order, entered by the New Jersey District Court on February 10, 2025. The State's settlement payment was posted with the United States Department of Justice on March 31, 2025.

Eric R. Perkins, Chapter 7 Trustee for Richard Bernardi, Marilyn Bernardi & Strategic Environmental Partners v. New Jersey Department of Environmental Protection (DEP). Richard Bernardi, Marilyn Bernardi, and Strategic Environmental Partners (collectively, "Debtors") are Chapter 7 Debtors in Federal Bankruptcy Court. The Debtors are the owners/operators of the former Fenimore Landfill in Roxbury Township. Between November 2012 and July 2013, the DEP investigated over 2,500 complaints of noxious hydrogen sulfide (H2S) gas odors emitting from the landfill. In June 2016, the Debtors filed separate bankruptcy petitions under Chapter 11 of the Bankruptcy Code and a trustee was appointed. In July 2017, the matters were consolidated and converted to Chapter 7. The parties agreed to a discovery extension to June 30, 2025. Trial was scheduled for September 25, 2025. On April 21, 2025, the Trustee filed a notice of motion to sell the landfill to a third party, including the rights to continue the adversary complaint against DEP. The State is vigorously defending this matter.

Public Service Electric & Gas Company, Inc. v. Director, Division of Taxation. For tax years 2006 through 2014, Public Service Electric & Gas Company, Inc. ("PSE&G") filed tax returns and included its transitional energy facility assessment ("TEFA") in its tax base. Thereafter PSE&G recalculated its tax liability, removed the TEFA from the tax base and sought a refund. On June 24, 2019, the Appellate Division concluded that TEFA payments are included in the tax base and denied a similar refund claim in Rockland Electric Co. v. Director, Div. of Taxation. Rockland Electric Co. is now final and binding upon the Tax Court. The Division denied PSE&G's refund claim. In May 2019, PSE&G filed a complaint in the Tax Court contesting the tax refund denial. The Division filed its answer to the complaint. The State is vigorously defending this matter.

J.A., et al. v. New Jersey Department of Education, et al. On May 23, 2018, plaintiffs filed a complaint in the United States District Court for the District of New Jersey against the New Jersey Department of Education ("NJDOE"), New Jersey Office of Administrative Law ("NJOAL"), Commissioner of Education and Administrative Law Judge ("ALJ") Jeffrey R. Wilson (collectively "State Defendants"), as well as the Monroe Township Board of Education ("MBTOE"), which has since been dismissed from the case. An amended complaint was filed adding additional plaintiffs and "DOEs 1-250 similarly situated ALJs" as defendants. Plaintiff purport to bring a class action declaratory judgment against the State Defendants and also seek the following relief: (i) a trust fund to provide certain educational services to all class members; (ii) a trust fund to reimburse class members for deprivation of certain educational rights; (iii) punitive damages; and (iv) attorneys' fees and costs. The State Defendants filed a motion to dismiss and on June 17, 2020, the U.S. District Court ordered the parties to show cause as to why this matter should not be consolidated with the C.P., et al. v. NJDOE, et al. ("C.P.") matter. The court has not issued a formal order or decision on consolidation with the C.P. matter. On March 25, 2021, the plaintiffs sought to consolidate this matter with three other matters, J.A. v. MTBOE, et al., Joanna A., et al. v. MTBOE, et al., and M.D., et al. v. Vineland City Bd. of Ed., et al. ("M.D."). The districts and the State Defendants opposed the consolidation. On March 22, 2022, the U.S. District Court denied consolidation of this matter. On July 26, 2024, Plaintiffs filed a Second amended Complaint where they added more than a dozen additional putative class action counts for various alleged violations of due process rights by the New Jersey Office of Administrative Law. Plaintiffs also added claims for damages under the Americans with Disabilities Act of 1990 and the Rehabilitation act of 1973. Rather than file an answer or otherwise respond to the Second Amended Complaint, State Defendants opted to enter mediation. A settlement was finalized, and a consent order was entered appointing a monitor for 12 months to receive and forward to the New Jersey Department of Education any reports of alleged violations of the settlement's terms.

J.A., et al. v. Monroe Township Board of Education, et al. and J.A. v. New Jersey Department of Education et al. On July 28, 2020, plaintiff filed a complaint in the New Jersey District Court naming the New Jersey Department of Education, New Jersey Office of Administrative Law, Kevin Dehmer, Interim Commissioner of Education, certain Administrative Law Judges, as well as the Monroe Township Board of Education. On March 23, 2021, Plaintiff Johanna A., individually and on behalf of her minor child J.A., filed a complaint in the United States District Court for the District of New Jersey against the NJDOE, NJOAL, Interim Commissioner of Education, four named ALJs and NJDOEs 1-250 Similarly Situated ALJs, as well as MTBOE. Both complaints seek to appeal the final decision and order of an ALJ in the underlying special education due process dispute. They also allege various systemic violations of the Individuals with Disabilities Education Act, a claim of discrimination under the Americans with Disabilities Act and certain claims of retaliation. Plaintiff seeks declaratory and injunctive relief and monetary relief in the form of damages, punitive damages, compensatory education, and attorneys' fees and costs. The State defendants filed motions to dismiss in both matters.

On March 25, 2021, the Plaintiffs filed a motion to consolidate the three J.A. matters and the M.D. matter. The districts and the State defendants filed oppositions. On March 22, 2022, the court granted consolidation of the J.A. II and the J.A. III matters and denied consolidation with J.A. I or M.D. On March 31, 2022, the court granted in part and denied in part the State defendants motion to dismiss. Plaintiffs filed a motion for summary judgment on March 31, 2023, which was subsequently denied. Following limited discovery on the issue of the 45-day rule compliance, Plaintiffs again moved for summary judgment on several of their claims. On February 6, 2024, State Defendants opposed and also cross-moved for summary judgment on several of Plaintiff's claims. On November 11, 2024, the court granted in part and denied in part both motions for summary judgment on several of the Plaintiff's claims. The court granted summary judgment on the 45-day and adjournment rule violations in favor of Plaintiffs, but granted summary judgment for the State Defendants on seven other claims of Plaintiff's. Discovery has been stayed for purposes of settlement negotiations. A settlement agreement between the Plaintiffs and MTBOE has finalized and MTBOE is no longer a party to this matter. The State is vigorously defending this matter.

Jersey City Board of Education and E.H., a minor, by his guardian ad litem, Shanna C. Givens v. State of New Jersey. On April 29, 2019, the Jersey City Board of Education ("JCBOE") and E.H., a minor, by his guardian ad litem, filed a complaint against the State and various State officials alleging that the recent amendments to the School Funding Reform Act violate the State's constitutional requirement to provide support for an efficient free public school system. The amendments at issue slowly phase out certain additional State aid previously granted to school districts characterized as "SDA Districts" (located in lower income urban areas). The phase out of this additional State aid is to occur over a six-year period beginning in the 2019-2020 school year. Plaintiffs allege that the reduction in State aid to JCBOE will jeopardize JCBOE's ability to provide the level of funding necessary to meet the legal standard of a "thorough and efficient" education. The Plaintiffs seek a preliminary and permanent injunction enjoining the State defendants from reducing funding to JCBOE. Discovery is complete. Oral argument was held on March 2, 2023. On June 15, 2023, the trial court granted the State defendants' motion for summary judgment and denied Plaintiff's motion for summary judgment. The Plaintiffs filed a notice of appeal on July 28, 2023. The State filed its brief in opposition on March 21, 2024. On February 11, 2025, the Appellate Division affirmed the trial court's decision granting the State Defendant's motion for summary judgment. On February 27, Plaintiffs filed a notice of petition for certification with the New Jersey Supreme Court. On March 11, 2025, Plaintiffs filed their petition. State Defendants filed opposition to Plaintiff's petition on May 27, 2025. The State intends to vigorously defend this matter.

Lorillard Tobacco Co. v. Director, Division of Taxation. In 2006, the Division assessed Corporation Business Tax ("CBT") on a subsidiary of Lorillard Tobacco Co. ("Lorillard") for tax years 1999-2004 based on royalty payments the subsidiary had received from Lorillard. The subsidiary was a non-filer in New Jersey and contested the assessment in the New Jersey Tax Court. While the subsidiary's case was pending in the Tax Court, Lorillard filed refund claims for 2002-2005 by filing amended CBT returns. Taxation denied the claims and Lorillard filed a complaint with the Tax Court in 2007. The subsidiary ultimately conceded nexus, filed CBT returns and paid taxes under the State's 2009 Tax Amnesty program. Thereafter, Lorillard sought an expedited payment of the CBT refund based on the Division's Schedule G-2 calculation. Lorillard reserved its challenge to the remainder of the exemption. In 2012, Lorillard filed another complaint with the Tax Court challenging the Division's partial refund denial for tax years 2008-2010 on the same basis as the 2007 complaint. In February 2019, the Tax Court issued a decision granting Lorillard summary judgment and found it unnecessary to address Lorillard's constitutional attacks. The Division appealed, and Lorillard filed a cross-appeal, re-asserting its constitutional challenges. The Tax Court issued a final judgment on Lorillard's 2012 complaint based on its reasoning regarding the 2007 complaint. Both parties again appealed and the matters were consolidated. Oral argument was held on December 14, 2020. On September 21, 2021, the Appellate Division reversed the Tax Court's decision granting Lorillard summary judgment and remanded the matter back to the Tax Court for consideration of the constitutional issues. Lorillard filed its supplemental brief with the Tax Court addressing the constitutional issues on February 24, 2022. The Division filed its brief on May 6, 2022. Oral argument was held on September 13, 2022. On October 14, 2022, the Tax Court requested additional supplemental briefing. Simultaneous briefs were submitted November 28, 2022. On June 12, 2023, the Tax Court requested additional supplemental briefing from both parties. Lorillard filed its brief on August 15, 2023, and the Division filed its brief on August 17, 2023. On September 13, 2023, the Tax Court issued an opinion dismissing Lorillard's complaints. The Tax Court found that the Division's regulation at issue violated external consistency of the Dormant Commerce Clause, but the 2020 amendment to the regulation cured the defect and applied retroactively to the tax years at issue. On October 27, 2023, Lorillard filed a notice of appeal with the Appellate Division. Lorillard filed its brief on March 14, 2024. On April 29, 2025, the Appellate Division affirmed the Tax Court's decision dismissing Lorillard's complaints. On May 6, 2025, Lorillard filed a notice of petition for certification with the New Jersey Supreme Court. On May 27, 2025, Lorillard filed its petition and on May 29, 2025, filed a notice of appeal (as of right). On June 10, 2025, Lorillard filed an amended petition. On June 16, 2025, Lorillard filed its appeal brief. On July 25, 2025, the Division filed opposition to the petition, and Lorillard filed its reply on August 4, 2025. On September 15, 2025, the Division submitted opposition to the appeal (accepted as filed on October 3, 2025), Lorillard filed its reply on September 29, 2025. On October 3, 2025, the Court issued an Order (dated September 30, 2025), denying Lorillard's petition for certification and dismissing Lorillard's appeal.

William Gaston and Christina Lazicki, individually, and on behalf of those similarly situated v. Governor Phillip Murphy, in his official capacity as Governor of the State of New Jersey, et al. On December 5, 2023, William Gaston, Christina Lazicki, and Ronald Trout filed a class action lawsuit against the Governor and Acting Director of the New Jersey Division of Taxation, seeking declaratory and monetary relief and arguing New Jersey's tax lien sale law violated the New Jersey Constitution's takings and excessive fines clauses. The suit was brought on behalf of the Plaintiffs and classes of real estate owners whose property was foreclosed upon under the New Jersey tax lien sale law without receiving just compensation. Plaintiffs sought class certification, appointment of class counsel and declarations that New Jersey's tax lien sale law is unconstitutional and title to all real property acquired pursuant to the law is defective (and thus compensation is required). On December 11, 2023, Plaintiffs amended their complaint. On February 8, 2024, Plaintiffs amended their complaint to remove Ronal Trout as a class plaintiff, leaving only William Gaston and Christina Lazicki as putative class plaintiffs. The Governor and Acting Director filed a motion to dismiss on April 23, 2024. Plaintiffs filed a motion to amend their complaint on May 22, 2024, and the Governor and Acting Director filed a cross-motion to stay on May 30, 2024. The court stayed the matter until the New Jersey Supreme Court issued its decision in 257-261 20th Ave Realty, LLC v. Roberto, which was decided on January 9, 2025. On February 14, 2025, Plaintiffs filed a Third Amended Complaint that revised the legal bases for their claims to only an unconstitutional taking directly under the New Jersey Constitution and under the New Jersey Civil Rights Act. Plaintiffs seek just compensation, but no longer seek to declare title defective. On March 31, 2025, the Governor and acting Director filed a motion to dismiss Plaintiff's Third Amended Complaint. On May 30, 2025, Plaintiff's opposed this motion. The Governor and Acting director filed their reply brief on June 23, 2025. Oral argument was held in July 2025. The State is vigorously defending this matter.

Lisa Salvato, on behalf of herself and other persons similarly situated v. Steven Harris, in his official capacity as Administrator of the State of New Jersey. On July 14, 2021, Plaintiff filed a corrected complaint in the United States

District Court for the District of New Jersey seeking declaratory and injunctive relief against the Administrator of the New Jersey Unclaimed Property Administration (the "UPA Administrator"). Plaintiff challenges the UPA Administrator's implementation of the Unclaimed Property Act, asserting that the UPA Administrator's actions under the act violate the federal constitution's Due Process Clause and Takings Clause. Plaintiff seeks relief both individually and on behalf of a class of similarly situated individuals, namely all individuals owning abandoned property transferred to the State under the Unclaimed Property Act over the past ten years without notice to the owners. The State filed a motion to dismiss the complaint, which was granted in part and denied in part, with leave to conduct limited expedited discovery and file an amended complaint. Plaintiff's first amended complaint purported to add a new class plaintiff, Christine Kydd. On July 8, 2022, the State filed a motion to strike the first amended complaint as exceeding the court's limited grant of authority to amend. The court granted the State's motion removing Christine Kydd as a plaintiff, and struck certain allegations of the amended complaint. On May 12, 2023, the State filed a motion for summary judgment. On December 18, 2023, the court granted summary judgment in favor of the State on Plaintiff’s Due Process Clause claim and dismissed Plaintiff’s Takings Clause claim for lack of subject matter jurisdiction. Plaintiff was granted leave to amend the complaint, and on January 17, 2024, Plaintiff filed a second amended complaint. On February 23, 2024, the State filed a motion to strike the second amended complaint. On August 12, 2024, the court granted the State's motion to strike count 1 of the second amended complaint and dismissed count 2 of the second amended complaint for lack of subject matter jurisdiction, without leave for the Plaintiff to amend their complaint. Plaintiff did not appeal the court's decision, and the matter is concluded.

Sirius XM Radio Inc. v. Director, Division of Taxation. On July 7, 2023, Sirius XM Radio Inc. ("Sirius") filed a complaint in the New Jersey Tax Court contesting a final determination by the Division of Taxation that denied Sirus's CBT refund claims for tax years 2015 and 2016. Sirus amended its CBT returns for tax years 2015 and 2016 claiming Research and Development ("R&D") credit for Sirius's activities in the field of electronic device technology during tax years 2003 through 2007. Sirius alleges that it is entitled to CBT credit as a result of R&D activities in New Jersey and that the credit can be carried forward for a period of 15 years. The Division denied the CBT refund request because a taxpayer is not permitted to amend a return to claim credits for carryforward periods that are closed tax years due to the statute of limitations. The Division filed its answer to the complaint on November 3, 2023, and discovery has been exchanged. The State is vigorously defending this matter.

Shannon MacDonald, M.D., et al. v. Otto F. Sabando, in his official capacity as President of the New Jersey State Board of Medical Examiners. On December 13, 2023, plaintiffs Shannon MacDonald, M.D., a physician residing in Massachusetts, Paul Gardner, M.D., a physician residing in Pennsylvania, J.A., a minor and resident of Essex County, New Jersey, by and through his guardian and next friend Michael Abell, Michael Abell, a resident of Essex County, New Jersey, and Hank Jennings, a resident of Bergen County, New Jersey, filed a complaint in the United States District Court for the District of New Jersey seeking declaratory and injunctive relief against the President of the New Jersey State Board of Medical Examiners. Plaintiffs challenge the constitutionality of a portion of the State's telemedicine and telehealth licensure statute. Plaintiffs allege that the statutory requirement that any health care provider who uses telemedicine or engages in telehealth while providing health care services to a patient be licensed as a health care provider in the State violates the Dormant Commerce Clause, Privileges and Immunities Clause, and First Amendment of the United States Constitution, and, as to plaintiff Michael Abell, violates the Due Process Clause of the United States Constitution and his asserted right to direct his child’s medical care. On May 12, 2025, the District Court granted the State's motion to dismiss without prejudice, finding that Plaintiff's had not plausibly pleaded the constitutional violations alleged. Plaintiff's thereafter filed an appeal with the Third Circuit. The State is vigorously defending this matter.

New York

Economic Trends

U.S. Economy. The U.S. economy navigated a complex year in 2025. A surge in high-tech investment and a subsequent stock market rally helped fuel consumer spending. This offset the negative impacts of frequently shifting trade policy, re-accelerating inflation, the longest federal government shutdown in history, and a labor market that began to lose momentum.

While growth was resilient in 2025, the U.S. economy still faces ongoing headwinds and uncertainties in 2026. The New York Division of the Budget (DOB) forecasts U.S. real Gross Domestic Product (GDP) growth to moderate from an average pace of 2.8% in 2024 to 2.2% in 2025 and 2.4% in 2026. The U.S. unemployment rate is anticipated to peak at 4.6% in early 2026. Meanwhile, consumer price inflation is projected to remain above the Federal Reserve's 2.0% target due to tariff-related price hikes. Consequently, the Federal Reserve is likely to hold off on interest rate reductions until mid-2026 to first assess inflation and labor market conditions. In addition, the stronger-than-expected growth momentum in the second half of 2025 and potential fiscal stimulus from Federal tax refunds for many Americans in the first half of 2026 could further increase domestic demand and maintain upward pressure on inflation.

Overall, the U.S. economic outlook for 2025-2026 is characterized by continued real GDP growth amid elevated uncertainty. Policy-driven changes to tariffs and regulation, together with ongoing geopolitical conflicts, heighten the risks of renewed supply disruptions, increased costs, and more volatile financial conditions. These risks are particularly concerning given elevated equity valuations and rising federal debt. While firms have partially absorbed initial tariff impacts by reducing profit margins, managing inventories, and adjusting supply chains, this buffer is not indefinite.

DOB expects national job gains to average 65,000 per month in 2026. This is similar in magnitude to the estimate of the number of individuals entering the labor force. Labor force entry estimates have been revised downward to reflect lower population growth projections. DOB projects the labor market will be in a state of breakeven employment where job creation is balanced with the number of new people entering the labor force. As a result, the unemployment rate will remain steady without upward or downward pressure on wages. Total nonfarm employment is projected to grow by 0.3% in 2026, following the 0.5% growth in 2025. The unemployment rate is projected to average at 4.5% in 2026, following the 4.3% average rate in 2025.

State Economy. The forecast for New York's economy shares many of the same risks as the national outlook but also faces additional challenges due to the State's unique economic structure. As the financial capital of the world, New York is particularly vulnerable to shifts in monetary policy and fluctuations in financial markets. A period of weaker market performance or tighter financial conditions would weigh on Wall Street profits, bonuses, and related tax collections, with spillovers to supporting industries such as legal, accounting, consulting, and local consumer services. Conversely, if financial markets remain steady and demand for financial and professional services stays strong, these sectors will continue to be a major source of growth and support for the broader New York economy.

Commercial real estate and the permanent shift in office use are another important risk channel for the State. Office leasing and occupancy have improved from their weakest post-pandemic levels, but vacancy rates in Manhattan remain well above pre-2020 norms and asking rents have been broadly flat in recent years, limiting income growth for building owners even as operating costs and interest rates have risen. For the City of New York, where office buildings, retail space, and hotels support many jobs in construction, maintenance, and local services, prolonged weakness in these markets could slow hiring, reduce investment, and increase challenges in the financial system, even if the broader office market has stabilized.

Consistent with the national slowdown in job growth, New York State's labor market expansion is expected to remain subdued over the next two years. In 2025, State employment is estimated to have grown by 0.8%, slightly higher than the national growth rate of 0.5%. Weak employment momentum throughout 2025 and uneven employment growth among sectors continue to weigh on the State's employment outlook for 2026. New York State employment is expected to grow by 0.2% in 2026, compared with national growth of 0.3%. Looking ahead to FY 2027, State employment growth is expected to remain modest, rising by 0.3% and converging toward the national rate of 0.4%. Bonus growth is expected to moderate, leading to slower wage and personal income growth. State and national personal income are both projected to grow by 3.5%.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities. Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004 to date includes 3 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State's Local Finance Law, including an annual budget review by the Office of the State Comptroller ("OSC").

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; the pause or termination of Federal assistance programs; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Special Considerations. The State's Fiscal Year 2026 Enacted Budget Financial Plan (the "Financial Plan") is subject to economic, social, financial, political, technological, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. The projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

In developing the Financial Plan, DOB attempts to mitigate financial risks, with an emphasis on the State General Fund, the primary operating fund of the State. It does this by, among other things, exercising caution when calculating total State General Fund disbursements and managing the accumulation of financial resources. Such resources include but are not limited to: fund balances that are not needed each year, reimbursement for capital advances, and prepayment of expenses subject to available resources, to maintain budget flexibility. DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended to improve the State's cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.

Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies, as well as State and federal tax law changes, and related taxpayer behavior and migration. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; federal laws, regulations, executive orders, and other federal actions; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.

The One Big Beautiful Bill Act (“OBBBA”) made changes to the Federal Internal Revenue Code, most of which were effective in tax year 2025. One key impact of the OBBBA on New York State taxpayers is that it increased the limit on the deductibility of State and Local Tax (SALT) payments to $40,000 for 2025, $40,400 for 2026, and it will increase to 101% of the previous year’s cap for 2027, 2028 and 2029 and it will revert to $10,000 for 2030 and beyond. The Financial Plan estimates of tax receipts reflect the OBBBA’s modifications to the SALT deduction cap for each tax period beginning 2025.

The forecast of non-tax receipts and other available resources assumes various transactions will occur as planned, including, but not limited to: receipt of federal aid as projected; certain payments from public authorities; revenue sharing payments under the Tribal-State Compacts; and the collection of fines, fees, and other receipts at levels to support operations, offset costs, and enable transfers of available fund balances to the State General Fund.

Distributions. Projections and timing of distributions are subject to many of the same risks listed above for receipts, as well as assumptions which may have additional risks including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State's workforce; factors affecting the State's required pension fund contributions; the receipt of federal approvals necessary to implement the Medicaid savings actions; continued federal participation in cost sharing for health care and human services programs; unanticipated growth in public assistance programs, including the assumed level of utilization of newly expanded benefits; State payments and assistance to health care facilities and providers beyond the typical rate reimbursement system; enrollment, utilization and availability of funding for certain public health and child care programs; adherence to statutorily limited growth caps; and the ability of the State and its public authorities to issue securities successfully in public credit markets.

Public Health Insurance Programs/Public Assistance. Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, Child Health Plus (CHP) and Essential Plan (EP). Due to Federal requirements, participants in these programs remained eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible.

Beginning in June of 2023, the State resumed eligibility redeterminations for approximately 9 million public health insurance enrollees to be completed over a fourteen-month period, consistent with Centers for Medicare & Medicaid Services requirements. Based on experience to date, disenrollment is expected to be significantly less than initially projected and the State is expected to retain a greater proportion of COVID-19 era enrollees than other states. The State estimates over 600,000 people will remain enrolled relative to pre-COVID-19 pandemic levels of enrollment.

Extraordinary Aid to Hospitals. The State provides a substantial amount of supplemental funding to all hospitals beyond traditional Medicaid rates and payments through various programs and grants, including the Vital Access Provider Assurance Program, Vital Access Provider Program, Graduate Medical Education Incentive Program, and various other programs. Currently, 75 of 261 New York hospitals (29%) are financially distressed -- a 200% increase from Fiscal Year 2017 through Fiscal Year 2025 that has driven a concomitant 504% increase in Federal/State fiscal assistance to these entities. The State has provided substantial targeted funding to certain facilities above the longstanding baseline annual hospital assistance of $984 million provided in aggregate to all hospitals statewide. Since FY 2023, the State has provided $2.3 billion in supplemental State support to hospitals: $800 million in FY 2023, of which $100 million was added to the recurring base support; and $500 million in annual funding through FY 2026.

Opioid Settlement Fund. The Attorney General and Department of Financial Services have reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic. As a result of the settlements, the State and its subdivisions are expected to receive payments over multiple years extending through 2040 which total more than $2.7 billion. A portion of this total will be paid directly to localities under the terms of the settlements, with the remainder paid to the State. The multi-year Updated Financial Plan includes approximately $350 million in resources from the Opioid Stewardship Tax and litigation settlements with pharmaceutical manufacturers and distributors that will be targeted at the overdose epidemic through investments in substance use disorder programs.

Litigation Risk. The Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. Furthermore, certain adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still negatively affect the forecasts and projections contained in the Financial Plan.

Federal Funding. The amount and composition of federal funds received by the State have changed over time because of legislative and regulatory actions at the federal level and will likely continue to change. The Financial Plan may also be adversely affected by other federal government actions including audits, disallowances, changes to federal participation rates or other Medicaid rules, and discretionary spending reductions. Any significant reductions in federal aid could have a materially adverse impact on the Financial Plan. Health care and human services receive significant federal funding and may be particularly affected by potential changes in federal aid.

On July 4, 2025, the President signed H.R. 1, that substantially alters Federal funding for health care and food security programs and services provided to New Yorkers and amends the Federal tax liability of New York's residents and businesses. The bill modifies tax rates, deductions, and credits; adjusts eligibility requirements for several Federal benefit programs, including adding and expanding work and community engagement requirements; and makes reductions and amendments to Medicaid and nutrition assistance funding. The Updated Financial Plan includes estimates of the impact beginning in the current fiscal year.

On October 1, 2025, the federal government shut down for 43 days due to a failure to pass new appropriations for the 2026 fiscal year and repeated failure to pass any short-term continuing resolutions to reopen the federal government. The shutdown halted the flow of new federal funding for most discretionary grant programs and many mandatory programs that require annual appropriations such as Women, Infants, and Children (WIC), Special Supplemental Nutrition Program for WIC, SNAP, and Low Income Heating Assistance Program, as well as Federal employee paychecks. However, specific benefit payments like Social Security, Medicare, and Medicaid were not impacted.

In addition, the State continues to monitor a variety of recent federal government actions, policies, and legislative efforts, particularly concerning immigration, artificial intelligence, the Federal workforce, environmental regulations, and various social service programs that serve low-income families, childcare, and other anti-poverty programs.

Climate Change Adaptation. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms and wildfires, and more extreme heat. The immediate and long-term effects of climate change could adversely impact the Financial Plan in current or future years. To mitigate and manage these impacts, all levels of government, including municipalities, and public utilities continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to a changed environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change. Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and, the severe flooding that swept through the Hudson Valley during the summer of 2023, have demonstrated vulnerabilities in the State's infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather-driven events, including coastal flooding caused by storm surges and flash floods from rainfall. The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these actions and their intended outcomes is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major regulatory and legislative actions include:

• Making a $1 billion capital investment in the Fiscal Year 2026 Enacted Budget to lower building emissions, advance clean transportation and build renewable energy projects;

• Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain and improve renewable energy generating projects;

• Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045;

• Providing direct financial investment to school districts and private transportation contractors for the purchase or lease of zero-emission school buses to facilitate compliance with the State's July 1, 2027 deadline, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035;

• Signing the Climate Change Superfund Act in December 2024, which will require companies that have contributed significantly to the buildup of climate-warming greenhouse gases in the atmosphere to pay for critical infrastructure investments to adapt to climate change.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act is supporting capital improvements and enhancements in the following areas: flood risk reduction,/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

The U.S. Department of the Treasury and the Internal Revenue Service have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the Pass-Through Entity Tax ("PTET") program, are allowable as a federal deduction to taxable income. In December 2021, electing entities began making estimated PTET payments that were classified as business taxes and totaled $16.4 billion in Fiscal Year 2022. The entire amount was set aside for purposes of offsetting the decrease in PIT receipts in Fiscal Year 2023 and beyond. PTET collections are estimated to increase in Fiscal Year 2026 due to a projected increase in estimated payments, partially offset by increased refunds and distribution offset. DOB expects PTET will be revenue-neutral for the State; however, PTET will not be revenue-neutral within each fiscal year as PTET payments are generally received in the fiscal year prior to PIT credit claims.

Federal Debt Limit. The amount and composition of federal funds received by the State have changed over time because of legislative and regulatory actions at the federal level and will likely continue to change. Congress has and is expected to continue to need to act to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations. A federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan resulting from a future federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State's revenue loss could be substantial if there was an economic downturn due to a federal default. A payment default by the federal government may also adversely affect the municipal bond market.

State Finances

The State reports disbursements and receipts activity for All Governmental Funds (All Funds), which includes spending from Capital Projects Funds and Federal Funds, in addition to State Operating Funds. The All Funds basis is the most comprehensive view of the cash-basis financial operations of the State. Fund types of the State include: the State General Fund; State Special Revenue Funds, which receive certain dedicated taxes, fees, and other revenues used for specified purposes; Federal Special Revenue Funds, which receive certain federal receipts; State and Federal Capital Projects Funds, which account for costs incurred in the construction, maintenance, and rehabilitation of roads, bridges, prisons, university facilities, and other infrastructure projects; and Debt Service Funds, which account for the payment of principal, interest, and related expenses for debt issued by the State and on the State's behalf by its public authorities. The State General Fund receives most State taxes and all income not earmarked for a specified program or activity. For purposes of calculating budget balance, the State General Fund includes transfers to and from other funds.

Summary of State General Fund Operating Results

General Fund receipts exceeded disbursements by $10.6 billion in the 2024-25 fiscal year. Total General Fund receipts for the year (including transfers from other funds) were $119.3 billion. Total General Fund disbursements for the year (including transfers to other funds) were $108.7 billion . The General Fund ended Fiscal Year 2025 with a closing cash fund balance of $56.9 billion, which consisted of $8.7 billion in the State's rainy-day reserve funds ($1.6 billion in the Tax Stabilization Reserve Account and $7.1 billion in the Rainy Day Reserve Fund), $25 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, and $48.1 billion in the Refund Reserve Account.

In Fiscal Year 2025, the State's total revenues for governmental activities of $284 billion exceeded its total expenses of $266.8 billion by $17.2 billion (Table 2). Compared to the previous year, the State's change in Net Position before transfers increased by $448 million. The primary reason for this was an increase in tax revenues offset by an increase in expenses related to public health. Personal income tax (PIT) revenue increased due to continued growth and an increase in the expected tax collections from the 2024 filing year. The increase in expenses resulted from additional spending in public health to assist with the continued challenges related to mental health care, public safety and the health care delivery system; public education reflecting changes to the Foundation Aid formula; and general government for operations including salary increases and investments in cybersecurity.. The Updated Executed Budget Financial Plan results in lower General Fund outyear budget gaps compared to the levels projected in the Fiscal Year 2026 Mid-Year Update to the Financial Plan. If the Fiscal Year 2028 Budget is balanced with recurring savings, the budget gaps for Fiscal Year 2029 and Fiscal Year 2030 would be reduced to $3 billion in Fiscal Year 2029 and $6.8 billion in Fiscal Year 2030.

State Indebtedness

The State pays debt service on all outstanding State-supported bonds. These include General Obligation Bonds for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development ("ESD"), Dormitory Authority of the State of New York ("DASNY"), and New York State Thruway Authority ("NYSTA"). State Operating Funds debt service is projected to be $3.7 billion in Fiscal Year 2027, of which $324 million is paid from the State General Fund and $3.4 billion is paid from other dedicated State funds supported by dedicated tax receipts. The State General Fund finances debt service payments on general obligation and service contract bonds. Debt service for other State-supported bonds is paid directly from other State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds, and Dedicated Highway and Bridge Trust Fund bonds.

Debt service spending levels are impacted by prepayments. The Fiscal Year 2027 Budget Financial Plan reflected prepayments that totaled $2.8 billion in Fiscal Year 2025 and a new prepayment of $2.8 billion in Fiscal Year 2026. The net impact of these prepayments and prior year prepayments decreases debt service costs in Fiscal Year 2026 through Fiscal Year 2031.

The Fiscal Year 2027 Executive Budget includes liquidity financing of $3 billion of PIT notes as a tool to manage unanticipated financial disruptions. The Updated Financial Plan does not assume any PIT note issuances. DOB evaluates cash results regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

The Updated Financial Plan estimates for debt service spending reflect bond sale results, including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service projections were reduced to reflect the contribution of $17.8 billion of PAYGO capital resources that was added since Fiscal Year 2023.

Cash Position. State Finance Law authorizes the State General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). The Updated Financial Plan does not assume the use of short-term financing for liquidity purposes during the fiscal year.

The State continues to reserve money on a quarterly basis for debt service payments financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 ("Debt Reform Act") restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4% of State personal income, and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (Fiscal Year 2025).

Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $23.9 billion in Fiscal Year 2026 to a low point of $862 million in Fiscal

Year 2031. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $3.5 billion in Fiscal Year 2027 inclusive of prior year prepayments, or roughly $9.3 billion below the statutory debt service limit.

State-Supported Debt

The State enacted legislation that suspended certain provisions of the Debt Reform Act for Fiscal Year 2021 and Fiscal Year 2022 bond issuances as part of the State's response to the COVID-19 pandemic. Accordingly, State-supported debt issued in Fiscal Year 2021 and Fiscal Year 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. Following this temporary two-year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act were reinstated for State-supported debt issued in Fiscal Year 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for MTA capital projects which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to federal tax law limitations, and is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during Fiscal Year 2021 and Fiscal Year 2022.

Personal Income Tax (PIT) Revenue Bond Program. Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State's capital program. As of March 31, 2025, approximately $38.8 billion of State PIT Revenue Bonds were outstanding.

Sales Tax Revenue Bond Program. Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing. The Sales Tax Revenue Bonds are secured originally by dedicated revenues consisting of two cents of the State's four cent sales and use tax. Such sales tax receipts in excess of debt service requirements are transferred to the State General Fund. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2025, $14.5 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects estimates of sales and use tax receipts and includes projected debt issuances. Sales Tax Revenue Bonds are expected to finance 25% of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the PIT Revenue Bond Program as needed. While DOB routinely monitors the State's debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Ratings. The major rating agencies – Fitch, Kroll, Moody's, and S&P – have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State's rating has a stable outlook from all four rating agencies. These ratings reflect the State's large and diverse economy, commitment to strong reserve levels, and strong budget management.

State Supported Borrowing Plan. The total commitment and disbursement levels in the capital plan reflect, among other things, projected capacity under the State's statutory debt limit, anticipated levels of federal aid and the timing of capital activity based on known needs and historical patterns.

Debt issuances totaling $11.4 billion are planned to finance capital project spending in Fiscal Year 2027, an increase of $3.7 billion (49%) from Fiscal Year 2026. The year over year growth is largely attributable to increased capital spending which is projected for Fiscal Year 2027. Bond issuances in Fiscal Year 2027 will finance capital commitments for economic development and housing ($2.0 billion), education ($1.7 billion), the environment ($1.3 billion), health and mental hygiene ($1.1 billion), State facilities and equipment ($1.2 billion), and transportation ($4.1 billion).

In Fiscal Year 2027, the State plans to provide $9.6 billion in operating aid to mass transit systems. The MTA, the nation's largest transit and commuter rail system, is scheduled to receive $8.6 billion (approximately 90%) of the State's mass transit aid, including $4.2 billion from the direct remittance of various dedicated taxes and fees that do not flow through the Stat's Updates Financial Plan.

The MTA operates public transportation in the New York City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The State is directly contributing $4.2 billion for the MTA's 2025-2029 Capital Plan. The State is also directly contributing $9.1 billion to the MTA's 2015-19 Capital Plan and $3.1 billion to the MTA's 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans. In addition, a substantial amount of new funding to the MTA was authorized in the Fiscal Year 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA's 2020-2024 Capital Plan, including $15 billion from congestion pricing revenues.

MTA ridership has yet to return to pre-pandemic levels. In Fiscal Year 2024, the State took substantial action to provide the MTA with additional operating revenues dedicated to help solve the MTA's fiscal crisis. This included an increase in the Metropolitan Commuter Transportation Mobility Tax in the City of New York, a one-time State subsidy of $300 million, an increase in the City of New York's contribution to the MTA for the costs of paratransit services and directing a portion of future casino revenues to the MTA. To date, the MTA has received $1.5 billion in casino license fee revenue.

Pension and Retirement Systems

The State's retirement systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System (the "System" or NYSLRS). The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 31% of the System's membership as of March 31, 2025. There were 2,995 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities. As of March 31, 2025, 735,943 persons were members of the System, and 528,789 retirees and beneficiaries were receiving pension benefits. The State Constitution considers membership in any State pension or retirement system to be "a contractual relationship, the benefits of which shall not be diminished or impaired."

The System's assets are held by the Common Retirement Fund ("CRF") for the exclusive benefit of members, retirees and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2025 was $273.1 billion (including $2.7 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $5.7 billion or 2.1% from the Fiscal Year 2024 level of $267.4 billion. The increase in net position restricted for pension benefits from Fiscal Year 2024 to Fiscal Year 2025 is primarily the result of the net appreciation of the fair value of the investment portfolio. The System's audited Financial Statement reports a time-weighted investment rate of return of 5.8% (gross rate of return before the deduction of certain fees) for Fiscal Year 2025.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $359.9 billion (including $184.4 billion for retirees and beneficiaries) as of April 1, 2025, up from $345.9 billion as of April 1, 2024. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation used by the Retirement Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2025. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2025 in that the determination of actuarial assets restarted a smoothing method, with an eight-year smoothing method, with an eight-year smoothing period, that recognized 12.5% of the unexpected gain for Fiscal Year 2025 and 25% of the unexpected gain for Fiscal Year 2024. Actuarial assets increased from $272.4 billion on April 1, 2024 to $276.9 billion on April 1, 2025.

Pension Amortization. Legislation enacted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. The legislation provided employers with an optional mechanism intended to reduce the budgetary volatility of employer contributions. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State

Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, OSC expects that this will reduce the budgetary volatility of employer contributions. The total State payment (including Judiciary) for Fiscal Year 2025 was approximately $2.285 billion. The State opted not to amortize under the Contribution Stabilization Program (eligible to amortize in PFRS only) and paid the March 31, 2025 invoice in full. The estimated total State payment (including Judiciary) for Fiscal Year 2026 is approximately $2.690 billion. Several prepayments (including interest credit) have reduced the estimated total to approximately $61 million. The estimated total State payment (including Judiciary) for Fiscal Year 2026 is approximately $3.029 billion.

Litigation

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $300 million or involving significant challenges to or impacts on the State's financial policies or practices. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. The State believes that the Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during Fiscal Year 2026. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims. Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal.

Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. is a consolidated action first instituted in 1982 under the federal Non-Intercourse Act. The tribe plaintiffs seek ejectment and monetary damages for their claim that approximately 2,000 acres over the area known as the Hogansburg Triangle in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The United States is an intervenor plaintiff due to the underlying claim that New York violated the Non-Intercourse Act when acquiring Mohawk lands. In March 2022, the Court concluded that plaintiffs had established a prima facie case under the Non-Intercourse Act. The parties executed a final settlement agreement, which is currently awaiting Congressional approval. At this time, it is unknown what future financial impact this claim may have on the State's Financial Plan.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York) plaintiffs seek a judgment declaring that the State's system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In 2021, after trial and appeals, the Appellate Division, Third Department, held that plaintiffs demonstrated a violation of Article 11, § 1 in each of the subject school districts with respect to the at-risk student population. The Appellate Division remitted the matter to the Supreme Court for the State to determine the appropriate remedy. The Supreme Court subsequently determined that the State's remedy was reasonable and terminated the case. Plaintiffs appealed and briefing is underway. At this time, it is unknown what future financial impact this claim may have on the State's Financial Plan.

Compensation of Assigned Counsel. New York County Lawyers Ass'n, et al. v. State of New York, et al., is a plenary action in which plaintiffs bring a challenge to the compensation rates for private counsel assigned to represent children and indigent adults. Plaintiffs asserted that the low rates prevent children and indigent adults from receiving their constitutional right to effective and meaningful legal representation and they sought declaratory and injunctive relief preventing the continued violation and setting new rates. In July 2022, the Court granted the plaintiffs' requested preliminary injunction and ordered payment of an increased rate by the State and the City of New York of $158 per hour, retroactive to February 2, 2022. The preliminary injunction was silent on the funding structure for payment of the increased rates. Accordingly, the structure remained as established by statute, with the

State responsible for increased costs to the Judiciary as applicable to the representation of children pursuant to Judiciary Law Section 35, while the City will be responsible for the increased costs to represent indigent adults in Family Court, Criminal Court, and other court proceedings in New York City as required by County Law Article 18-B. In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. While plaintiffs received much of the relief requested, the matter remains open and plaintiffs have advised that they may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State's Financial Plan.

New York State Bar Association v. State of New York is a plenary action against the State as sole defendant, seeking the same relief as in the New York County Lawyers Association (NYCLA) litigation, but applicable to all 57 non-New York City counties. In January 2023, Plaintiffs moved for a preliminary injunction seeking a rate increase to $164 per hour, consistent with the current federal rate. In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. Plaintiffs subsequently withdrew the preliminary injunction motion without prejudice. While plaintiffs received much of the relief requested, the matter remains open and plaintiffs have advised that they may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State's Financial Plan.

Adult Survivors Act Claims. Under New York's Adult Survivors Act (ASA), survivors of sexual assault that occurred when they were 18 or older were given one year to sue their abusers, regardless of when the abuse occurred. The one-year "lookback" window ran from November 24, 2022, through November 23, 2023. While the window was open, more than 1600 claims were filed against the State. Allegations include abuse from at least as early as the 1980's and seek damages, in some cases, of up to $25 million. The State is evaluating the individual claims, engaging in discovery, and settling claims where appropriate. At this time, it is unknown what future financial impact the remaining claims may have on the State's Financial Plan.

Medicaid Services to Minors. In C.K., et al. v. McDonald, et al. plaintiffs are four Medicaid-eligible children who suffer from various mental health issues and who claim that they are not provided legally required services. Plaintiffs assert violations of (1) the Medicaid Act's "Reasonable Promptness" and "Early Periodic Screening, Diagnostic and Treatment" provisions; (2) the Americans with Disabilities Act's integration mandate and prohibition on discrimination based on disability; and (3) the Rehabilitation Act's similar requirements. Plaintiffs sought and the Court granted certification of two statewide classes. The Court stayed litigation deadlines while the parties negotiated settlement. On January 15, 2026, the Court granted final approval of the parties' settlement agreement, dismissed plaintiffs' claims, and So Ordered (1) the injunctive relief as described in the settlement agreement and (2) payment of $5.3 million for plaintiffs' attorneys' fees with a $200,000 cap set on future annual monitoring fees. At this time, it is unknown what future financial impact the implementation of the ordered injunctive relief may have on the State's Financial Plan.

Post-Release Supervision Parole Terms. Plaintiffs in Betances et al. v. Fischer, et al. and Bentley, et al. v. Dennison et al. are parolees alleging that their due process rights were violated by legislatively mandated post-release supervision parole terms that were not imposed by a judge at sentencing. The parole terms were administratively added by the Department of Corrections & Community Supervision (DOCCS) instead of being referred for resentencing. Betances is a class action and Bentley is brought by 21 plaintiffs who opted out of the Betances class action. A trial on the issue of compensatory damages for loss of liberty during time spent on post-release supervision, currently scheduled in Betances for April 2026, likely will be adjourned without date pending briefing and a decision on whether the class should remain certified. Bentley is stayed pending the outcome of Betances. In a third case, Santiago v. Cuomo, et al., a plaintiff who opted out of the Betances action was awarded $100,000 in compensatory damages and $750,000 in punitive damages after jury trial in 2022. Plaintiff and defendants both appealed aspects of the Santiago judgment and court orders, and the Second Circuit vacated the judgment and award and remanded the case for further proceedings. The parties are considering settlement while plaintiff seeks a new attorney. At this time, it is unknown what future financial impact these claims may have on the State's Financial Plan.

II-1

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased directly from the fund or through Service Agents that have entered into service agreements with the Distributor. Except for purchases through certain Service Agents, the initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. The funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. The availability of certain share classes and/or shareholder services described, as applicable, in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the fund. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from BNYIA or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares, instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

For BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP. shares of a fund may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' or direct client accounts (each, a "Program Account"). Each fund is also offered to other BNYIA managed funds. Fund shares may not be purchased directly by individuals.

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Each fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program. The funds are intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments. Please contact your Program Sponsor (typically a registered investment adviser, bank or broker-dealer) or financial adviser for information regarding investment requirements for investing in a fund through a Program Account, such as how to obtain a client agreement to open a Program Account, the minimum investment amounts (if any) and how to sell (redeem) fund shares.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.

When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle. For further information about "in-kind" purchases, call 1-800-373-9387 (inside the U.S. only).

Information Pertaining to Purchase Orders

Purchases Through Service Agents (not applicable to money market funds, BNY Mellon Fixed Income Completion Funds (FICS) – C and BNY Mellon Fixed Income Completion Funds (FICS) – CP))). The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee. Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.

For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.

TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary

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information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—TeleTransfer Privilege" below for more information. TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable. During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year. Please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account. You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase. You or your Service Agent must notify the fund or the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the fund or the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent.

Class A. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

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$1,000,000 or more	-0-	-0-	-0-

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*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Old Class T shares of the fund on February 4, 2009, may purchase Class A shares of the fund directly from the fund, for accounts maintained with the fund, at the NAV per share of Class A of the fund. Old Class T shares are no longer offered by any Multi-Class Fund.

Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

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*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the fund or the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares are offered at NAV to full-time or part-time employees of BNYIA or any of its affiliates or subsidiaries, directors of BNYIA, board members of a fund advised by BNYIA or its affiliates, or the spouse, domestic partner or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by BNYIA which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

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• Rights of Accumulation. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Rights of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly from the fund, for accounts maintained with the fund, Class I shares of any fund in the BNY Mellon Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class. The fund, BNYIA or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments with respect to Class Y shares. In addition, neither BNYIA nor the Distributor nor their affiliates will provide any "revenue sharing" payments with respect to Class Y shares, except that the Distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

All Other Funds and Share Classes. The public offering price is the NAV per share of the class. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund. Please consult your Service Agent.

Information Relating to Purchase Orders (money market funds only)

Timing of Orders. Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form."

For each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity or by 6:00 p.m., Eastern time, whichever is earlier.

If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member

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bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

For the BNY Dreyfus On-Chain Liquidity Fund, an order placed though the Portal will become effective at the NAV next determined after it is received by the Transfer Agent.

Orders Placed Through Authorized Entities. For each Government MMF and Retail MMF, financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a financial intermediary is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such financial intermediary or its designee receives the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the financial intermediary or its designee. Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it, which may not occur on the day the order is submitted to the financial intermediary.

Orders (other than those from certain Retirement Plans that are Authorized Entities) submitted through financial intermediaries are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If a financial intermediary serves as an Authorized Entity of a Retail MMF or a Government MMF and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders. If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Portal (BNY Dreyfus On-Chain Liquidity Fund). You may purchase shares through the Portal. The Portal is a platform offered to investors by the Transfer Agent, through which you will have the ability to place purchase orders directly with the fund. When placing purchase orders through the Portal, you may pay by wire in U.S. dollars following the instructions on your Account Application. The Portal can be accessed at the following web address: www.dreyfus.com .. For certain large transactions made by institutional investors, the Portal may direct you to call BNY Institutional Services at 1-800-373-9387 (inside the U.S. only) for more information. An investor will elect within the Portal which of the available blockchains the investor wishes to use.

Once your Account Application has been accepted, you will be granted access to the Portal. You can submit your wallet information for registration and acceptance by the Transfer Agent through the Portal. Shareholders are required to have a digital wallet maintained for them by a digital wallet provider accepted by the Transfer Agent. Only wallets registered and accepted by the Transfer Agent will be authorized to hold book-entry tokens and therefore to transfer fund shares on the same blockchain. Accordingly, investors may only transfer or redeem fund shares to other investors who have digital wallets that have been accepted by the Transfer Agent within the ecosystem of allow-listed wallets. The Transfer Agent reserves the right to accept or not accept a wallet at its sole discretion. . The Transfer Agent may decline to accept, suspend, remove from the allow-listed ecosystem, or impose restrictions on a wallet if, among other reasons, the Transfer Agent is unable to verify the identity of the wallet owner, determines that applicable legal or regulatory requirements have not been satisfied, identifies actual or suspected sanctions, anti-money laundering, fraud, cybersecurity, unlawful activity or other compliance concerns, determines that the wallet is not operationally compatible with the fund’s systems or at least one supported blockchain network, or otherwise determines that permitting the wallet to participate in the allow-listed ecosystem could present risks to the fund, its shareholders, or the integrity of the fund’s books and records.

For a digital wallet provider to be accepted by the Transfer Agent, the provider must generally meet the following criteria: (i) the wallet must be maintained by a digital wallet provider (self-custodied wallets are not supported at this time); (ii) the wallet must be compatible with at least one blockchain network currently supported by the fund; (iii) the wallet owner must provide relevant personal identifying information sufficient to enable the Transfer Agent to complete applicable customer identification screening procedures; (iv) the wallet must be operationally compatible with the fund’s systems and the Transfer Agent’s integrated books and records infrastructure; and (v) the wallet provider and associated wallet must not present compliance, cybersecurity or other risks that, in the Transfer

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Agent’s sole judgment, could adversely affect the fund, its shareholders, or the integrity of the fund’s books and records.

Portal purchase orders can be made at any time (including during non-business hours and on weekends and holidays). All purchase orders will only be accepted and processed on days and times that the fund is open. An order will become effective at the NAV next determined after it is received by the Transfer Agent, and the shares purchased will receive the dividend declared on that day, provided the shares are not redeemed prior to the last NAV determined that day. An order received on a day that the fund is closed or accepted after 5:00 p.m. on a day that the fund is open will be priced at the first NAV determined on the following business day and will begin to accrue dividends on such business day.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (not applicable to money market funds, BNY Mellon Fixed Income Completion Funds (FICS) – C, and BNY Mellon Fixed Income Completion Funds (FICS) – CP)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the BNY Mellon Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request

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in proper form, except as provided by the rules of the SEC. "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation. If you have purchased fund shares by check (including a certified or cashier's check), by TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, TeleTransfer Privilege, the Telephone Exchange Privilege and wires initiated by telephone as disclosed in a fund's prospectus authorize the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or online instructions, as applicable, from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the

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amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly from the fund, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code and (e) redemptions pursuant to Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor. Any such qualification is subject to confirmation of your eligibility.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, redemption orders received by an Authorized Entity (i.e., an agent for the fund that accepts purchase and redemption orders on behalf of the fund), or an Authorized Entity's designee, by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity or its designee to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") upon request after opening an account. If you request checkwriting privileges, allow approximately two weeks after the fund's receipt of your initial investment for receipt of your Checks. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.

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If you hold shares in an IRA sponsored by BNYIA or its affiliates, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent. Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Wire

(BNY Dreyfus On-Chain Liquidity Fund). Except as may be otherwise described under "How to Redeem Shares—Wire and ACH" in Part II of this SAI, redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent.

Redemption through Compatible Computer Systems

Certain funds make available to institutions the ability to redeem shares through compatible computer systems. Investors desiring to redeem shares in this manner should call 1-800-373-9387 (inside the U.S. only) to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI or in the prospectus, transaction fees do not apply to TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be

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redeemed through the TeleTransfer Privilege. See "Additional Information About How to Buy Shares—TeleTransfer Privilege" above.

Portal

Except as may be otherwise described in "How to Redeem Shares—Portal" in Part II of this SAI, you may redeem shares through the Portal. The Portal is a platform offered to investors by the Transfer Agent, through which you will have the ability to place redemption orders directly with the fund. When placing redemption orders through Portal, your redemption proceeds will be sent in U.S. dollars via wire. The Portal can be accessed at the following web address: www.dreyfus.com. If you place a redemption order via the Portal, the Transfer Agent will freeze the book-entry tokens in your wallet upon receiving the instruction and will subsequently remove the book-entry tokens from your wallet.

By Transferring Your Book-Entry Token Balances to a "Burn Address"

Except as may be otherwise described in "How to Redeem Shares—Portal" in Part II of this SAI, in the future, a fund may allow you to redeem by transferring book-entry token balances to a "burn address" via direct interaction with the fund tokens. This service is not offered at this time. To the extent made available in the future, to transfer book-entry token balances to the burn address, you would need to initiate the transfer from the shareholder’s blockchain wallet that has previously been registered with and accepted by the Transfer Agent. You would also need to call the "transfer" function on the smart contracts either through a "blockchain wallet" user interface (of your choosing) that offers this capability, or by using certain other blockchain interaction tools in order to locate and utilize the "transfer function directly. The fund does not offer such blockchain wallets or other blockchain interaction tools and therefore, to the extent the fund allows redemptions by transferring book-entry token balances to a " burn address" in the future, it would be incumbent upon the redeeming shareholder to locate a proper blockchain wallet or other blockchain interaction tool. A redemption order submitted in this manner would be deemed to be a redemption order received by the Transfer Agent to redeem the amount of shares corresponding to the amount of book-entry token balances transferred to the burn address. To the extent the fund allows redemptions by transferring book-entry token balances to a "burn address" in the future, you should submit redemption orders in this manner well in advance of the final cut-off time for a day, given that there may be transaction processing or other delays on the blockchain network that result in your order not being received by the Transfer Agent before the final cut-off time. You would be responsible for any gas fees incurred in connection with moving the book-entry tokens to the burn address.

Reinvestment Privilege

You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Each fund issues shares in book entry form only and no longer issues share certificates. Beginning March 2, 2026, any remaining certificates representing fund shares will be considered null and void and the shares will be converted to book-entry form and deposited into your account. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.

Medallion Signature Guarantees. Certain financial transactions may require signature guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

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Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) BNYIA determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) BNYIA determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYIA determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by BNYIA. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (money market funds only)

A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or, for a Government MMF or a Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. BNYIA will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.bny.com/investments or, for money market funds, www.dreyfus.com, or by calling 1-800-373-9387 (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-373-9387 (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

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Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Funds other than the Cash Management Funds, the Institutional Preferred Funds, BNY Dreyfus Money Market Fund, BNY Dreyfus Stablecoin Reserves Fund and BNY Dreyfus On-Chain Liquidity Fund. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Cash Management Funds, the Institutional Preferred Funds and BNY Dreyfus Money Market Fund. Shares of a fund may be exchanged as set forth in the prospectus. Independence Point shares of BNY Dreyfus Government Cash Management Fund do not offer exchange privileges.

BNY Dreyfus Stablecoin Reserves Fund, BNY Mellon Fixed Income Completion Funds (FICS) – C and BNY Mellon Fixed Income Completion Funds (FICS) – CP, and BNY Dreyfus On-Chain Liquidity Fund. The funds do not offer exchange privileges.

All funds other than BNY Dreyfus Stablecoin Reserves Fund, BNY Mellon Fixed Income Completion Funds (FICS) – C and BNY Mellon Fixed Income Completion Funds (FICS) – CP and BNY Dreyfus On-Chain Liquidity Fund. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

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E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Class A or Class C shares of a Multi-Class Fund. You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Wealth shares of BNY Dreyfus Government Cash Management (the "BNY Dreyfus Government Fund"), a money market fund managed by BNYIA. Such shares will be held in a special account of Wealth shares of the BNY Dreyfus Government Fund (an Exchange Account). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYIA. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below. Investors may obtain a copy of the prospectus for Wealth shares of the BNY Dreyfus Government Fund by calling 1-800-373-9387 (inside the U.S. only).

Shares Received by Exchange From Class B Shares. Holders of Class A shares of a Multi-Class Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by BNYIA, without the imposition of a front-end sales load or CDSC.

Class J shares of BNY Mellon Balanced Opportunity Fund.  You may exchange your Class J shares of BNY Mellon Balanced Opportunity Fund for Premier, Service or Wealth shares of the BNY Dreyfus Government Fund, BNY Dreyfus Money Market Fund or BNY Dreyfus Treasury Cash Management, money market funds managed by BNYIA.  Such shares will be held in a special account of such fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYIA.  See "How to Redeem Shares" in Part II of this SAI.  Investors may obtain a copy of the prospectuses for Premier, Service or Wealth shares of the respective funds by calling 1-800-373-9387 (inside the U.S. only).

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Class Y Shares. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the BNY Mellon Family of Funds, as well as between Premier shares of BNY Dreyfus Money Market Fund, provided that, with respect to exchanges of Premier shares, the investor meets the eligibility requirements for investing in Class Y shares.

Exchanges of Class I or Class Y Shares Held by a Retirement Plan. Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds of which you are a shareholder. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Automatic Asset Builder

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Payroll Savings Plan

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dividend Options

Dividend Sweep. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYIA or its affiliates are not eligible for this privilege. Identically registered existing IRA accounts (other than Coverdell Education Savings Accounts sponsored

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by BNYIA or its affiliates) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dividend ACH. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bny.com/investments or, for money market funds, www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals under the Automatic Withdrawal Plan of shares that are otherwise subject to a CDSC that exceed such amounts will be subject to the applicable CDSC.

Certain Retirement Plans, including Retirement Plans sponsored by BNYIA or its affiliates, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

Except as may be otherwise described in the prospectus, by submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial

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purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-373-9387 (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Retirement Plans and IRAs

If you wish to purchase fund shares in conjunction with a Retirement Plan sponsored by BNYIA or its affiliates, or an IRA sponsored by BNYIA or its affiliates, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Retirement Plans sponsored by BNYIA or its affiliates, or IRAs sponsored by BNYIA or its affiliates, may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS

See "Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" and "Administrative Services Plans," as applicable, in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by a majority of the board members who are

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Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

All Funds

Market Risk; Market Developments

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events; trading and tariff arrangements; a government shutdown; armed conflicts or terrorist activities; wars; economic sanctions and countermeasures in response to sanctions; major cybersecurity events; environmental disasters; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the fund's investments may be negatively affected. Geopolitical events, including, for example, war with Iran, may result in heightened volatility, disrupt global energy and supply markets, and adversely impact a fund's investments and overall performance. The scope and effect of these events are unpredictable but could have abrupt and significant impacts on financial markets and particular industries, sectors, and issuers.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Changes in the U.S. economy, especially a weakening of the U.S. economy or a decline in its financial markets, could have material adverse effects on the global financial market, and on the securities in which a fund may invest. Market volatility, inflation (or expectations for inflation), deflation (or expectations for deflation), dramatic interest rate moves and/or unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. BNYIA intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

Public health crises could have a significant impact on a fund and its investments. For example, the outbreak of a novel coronavirus disease (known as "COVID-19") contributed to volatility in financial markets worldwide. The effect of health crises like the COVID-19 pandemic cannot be predicted with certainty and such health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The COVID-19 pandemic resulted in, and other pandemics or health crises may similarly result in, among other things: reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained healthcare systems; quarantines, health screenings and

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testing and other containment measures affecting individuals, businesses, government operations, public and private educational systems, and public and private cultural, charitable and other institutions. These events may result, in the United States and worldwide, in a sustained economic downturn or recession, disruption to financial markets and operations, and political and social instability, and may adversely affect a fund and its investments, impact the fund's ability to purchase or sell securities, or exacerbate other risks that apply to a fund.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users). Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity incidents affecting BNYIA, Sub-Adviser(s), Transfer Agent or Custodian or other service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a fund's investment trading; the inability of fund shareholders to purchase and redeem fund shares or transact business; interference with a fund's ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests; counterparties with which a fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

The rapid development and increasingly widespread use of artificial intelligence ("AI") technologies (as discussed under "Artificial Intelligence Risk" herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a fund's investments, or the services provided to a fund by its service providers. For example, issuers in which a fund invests and/or service providers to the funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate, misleading or biased and lead to adverse effects for a fund, including, potentially, errors in decision making, reputation, financial or social harm, legal or operational challenges and investment losses. Inappropriate use of AI technologies or overreliance on AI outputs without adequate human oversight may further exacerbate these risks.

Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. To the extent a fund invests in companies that develop, implement, or are otherwise involved in AI technologies, the fund may be particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, impediments to technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources, or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid changes to AI technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI technologies also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their

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proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

Actual usage of AI technologies by a fund's service providers and issuers in which a fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a fund.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the

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issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. To the extent a fund holds shares from an IPO for only a short period of time (due to, for example, possible price volatility), this may result in increased portfolio turnover and expenses, such as commissions and transaction costs, and potentially result in taxable gains that the fund will subsequently distribute to shareholders.

Private Placements and Pre-IPO Investments. Investments in privately placed securities involve a high degree of risk. Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit. At the time of a fund's investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable. The limited

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public financial information may make it more difficult to value such investments and may make it difficult to accurately determine the fund's exposure to privately placed securities. A fund's net asset value could be adversely affected if determinations regarding the fair value of the fund's investments were materially higher than the values that the fund ultimately realizes upon the disposal of such investments. Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which a fund could be substantially diluted if the fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the fund's investment. Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for these companies. It may be difficult for a fund to sell these investments, subjecting the fund to liquidity risk. Shares of privately held companies are less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of a fund's investments and may adversely affect the value of these investments.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a

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duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a fund's share price is guaranteed.

From time to time, uncertainty regarding the status of negotiations in Congress to increase the statutory debt limit, commonly called the "debt ceiling," could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government sponsored entity is negatively impacted by legislature or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of that entity will be adversely impacted.

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TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." On August 1, 2023, Fitch downgraded its credit rating for the United States of America to "AA+" from "AAA", citing "a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions." On May 16, 2025, Moody's downgraded its credit rating for the United States of America to "Aa1" from "Aaa", citing the growing burden of financing the federal government's budget deficit and the rising cost of rolling over existing debt amid high interest rates. The value of shares of a fund that may invest in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government's credit rating. While the long-term impact of a downgrade is uncertain, it could, for example, lead to increased volatility, stock market declines and rising bond yields in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid

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than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to buy or sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P Global Ratings and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Although ratings of Rating Agencies may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.
Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV, particularly if selling securities on short notice. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

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Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may

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obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid. Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.

The periodic adjustment of TIPS is tied to the Consumer Price Index for All Urban Consumers (the "CPI-U"), which is calculated monthly by the Bureau of Labor Statistics of the U.S. Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal. However, the current market value of TIPS is not guaranteed and will fluctuate. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the

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fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and

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other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees. Newly originated loans (including restructured or reissued loans) may provide lower levels of credit document protection than older loans. In the event of a default, a fund could potentially experience a lower level of recovery under such a newly originated loan than under an older loan with a higher degree of credit document protection.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'') and addressed in the LSTA's standard loan documentation for par/near par trades and for distressed trades. "Delayed compensation" is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a loan satisfy certain "basic requirements" as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These "basic requirements" generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent's loan register. A fund, as a buyer of a loan in the secondary market, would need to meet these "basic requirements" or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The "delayed compensation" mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in loans. The LSTA has further attempted to put an outer limit on long, unjustified settlement delays by promulgating "buy-in/sell-out" provisions that allow a party to

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enter into a "cover" trade if the other party refuses to close. However, these provisions are complicated, time-consuming, and little-used, and are in any event not triggered until the fifteenth business day after the trade date (for distressed trades, the fiftieth business day). To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the funds may hold cash, sell investments or temporarily borrow from banks or other lenders.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at

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origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

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Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs

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("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS." Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

FNMA and FHLMC Conservatorship and Treasury Support. FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer. In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.

On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise. On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments. On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury. Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises' need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth. This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury. The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend

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amounts were based on net worth. The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.

On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly. Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion. On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017. Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves. These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit. On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020. Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.

Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met. To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.

The future status and role of the Enterprises could be impacted by (among other things): the actions taken and restrictions placed on the Enterprises by the FHFA in its role as conservator; the restrictions placed on the Enterprises' operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at the Enterprises; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by the Enterprises, including any such mortgage-backed securities held by the funds.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

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Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, FNMA or FHLMC pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index. These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

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Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation ("CLO") or collateralized bond obligation ("CBO") if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

LIBOR Rate Discontinuance or Unavailability Risk.

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Certain debt securities, derivatives and other financial instruments, including some of the funds' investments, may be based on floating rates, such as the London Interbank Offered Rate ("LIBOR"), Euro Interbank Offered Rate, Secured Overnight Financing Rate ("SOFR") and other similar types of reference rates. While LIBOR was previously widely used as a reference for setting the interest rate on loans in the U.S. and globally, as a result of benchmark reforms, publication of most LIBOR settings has ceased. All synthetic U.S. dollar LIBOR settings were discontinued in September 2024. Although some LIBOR-based or formerly LIBOR-based instruments in which a fund may invest might have contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have had such provisions and there may be significant uncertainty regarding the effect of any such alternative methodologies. As such, the potential effect of the transition away from LIBOR on the funds or the financial instruments in which a fund invests cannot yet be determined.

Alternative reference rates to LIBOR have been established in most major currencies, with various financial industry groups transitioning to new benchmarks. In the United States, the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York convened the Alternative Reference Rates Committee (the "ARCC"), comprised of a group of private-market participants, to help ensure a successful transition from U.S. dollar LIBOR to a replacement reference rate. The ARCC recommended a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR. Under U.S. regulations implementing a statutory fallback mechanism for replacing LIBOR, SOFR-based benchmark rates have been adopted in certain financial contracts. Following the implementation of these and other similar international regulatory reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely.

While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks relating to the LIBOR transition process. There are obstacles to converting certain longer-term securities and transactions to a new benchmark or benchmarks. While SOFR and other alternative rate setting methodologies were developed to replicate LIBOR, there may be significant uncertainty regarding their effectiveness, as such alternative reference rates are nonetheless different from LIBOR and changes in the applicable spread for financial instruments that have transitioned away from LIBOR have been made to accommodate the differences. The transition away from LIBOR may lead to increased volatility and illiquidity in the markets, which may affect the value or return on certain of a fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades, and adversely affect a fund's investment performance.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or

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are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. For example, Puerto Rico, in May 2017, made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds. Puerto Rico's government formally exited bankruptcy in March 2022, completing the largest public debt restructuring in U.S. history. The restructuring was related to Puerto Rico's general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico's Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency. In November 2023, a federal judge tentatively approved a portion of the plan to restructure the debt owed by Puerto Rico's power company. A confirmation hearing regarding the plan began in March 2024. In July 2024, the federal judge overseeing the debt restructuring process ordered all parties to enter into mediation. There can be no assurances that these debt restructuring efforts will be effective. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed-income securities, including the risk of non-payment. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. Therefore, municipal securities may be more difficult to value accurately.

For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

Additionally, the possibility of default by an issuer or such issuer's credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

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For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related industries, projects (such as those relating to education, health care, housing, transportation, and utilities), or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any economic, business or political developments affect the related projects or facilities. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation, legislation or other political events, local business or economic conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected or otherwise affect the value of such securities.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult

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their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to

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consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations. Separately, whenever a fund engages in a tender option bond trust transaction, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of such transaction or (ii) treat the transaction as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

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• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally

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pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a guaranteed interest contract ("GIC")), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal

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income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. REITs expose investors in the fund to the risks of owning real estate directly, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. government securities) are not backed or insured by the U.S. government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development

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(the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. Additionally, a number of countries in Europe have suffered terror attacks. War and terrorism also affect many other countries, especially those in Africa and the Middle East. In October 2023 armed conflict started between Israel and the terrorist group Hamas and expanded into a broader regional conflict, with a ceasefire announced in October 2025. The effect of the ceasefire and the impact of this conflict and other geopolitical ramifications are unknown and could impact the fund's investments and global markets. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer,

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whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On January 31, 2020, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK's exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK's exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the funds and their investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the

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aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Additionally, the local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the funds could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.

Certain Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading

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volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the U.S. continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on a fund's performance. Worsening trade relations between the two countries also could adversely impact the funds, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies. In 1997, the UK handed over control of Hong Kong to the People's Republic of China. By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047. However, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a fund may not be recognized as the owner of securities that are held on behalf of the fund. The

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Public Company Accounting Oversight Board ("PCAOB") also has historically had difficulties in inspecting audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies. Such issues with respect to the PCAOB inspections may impose significant additional risks associated with investments in China, including the risks that the audits may be less reliable, the information about the Chinese securities may be less reliable or complete, or a U.S.-listed Chinese issuer may be delisted if the PCAOB is unable to inspect the accounting firm for the issuer.

Stock Connect. Certain funds may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through the Shanghai-Hong Kong Stock Connect Program or Shenzhen-Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time. A fund's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a fund may only sell, but not buy, the securities, which may adversely affect the fund's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund would be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the fund's participant broker before the market opens. As a result, the fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Chinese and Hong Kong markets are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Beginning December 31, 2024 through early January 2025, the China Securities Regulatory commission ("CSRC") and the Shanghai and Shenzhen stock exchanges barred several major mutual fund companies from selling shares on a net basis on any day in response to CCP leadership calls to stabilize the Chinese equity market. Although the CSRC has since lifted the restriction, there can be no guarantee that trading in Chinese securities will be free from CCP interference or manipulation in the future.

Stock Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a fund's ownership of China A-Shares will be reflected on the books of the custodian's records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of the fund as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. Other risks associated with investments in PRC securities apply fully to China A-

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Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Shanghai, Shenzhen or Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change, and any such changes may negatively affect investment returns.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a fund's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a fund's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a fund. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH"). A fund's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a fund's Hong Kong sub-custodian. Therefore, a fund's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the fund's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a fund to the credit risk of the relevant securities depositories and a fund's Hong Kong sub-custodian. While a fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A fund's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund, which may negatively affect investment returns.

Investments in CCMC Securities. On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a "Communist Chinese military company" (a "CCMC" and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense (the "DOD") or the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"). In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban several times from the initial date of

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January 11, 2021 to the most recent date of June 11, 2021 for publicly-traded securities of companies with a name that "closely matches the name" of a designated CCMC but that have not been designated as CCMC Securities. In addition, U.S. persons also are prohibited from transacting in newly-designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a CCMC.

A fund's holdings in CCMC Securities may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to buy or sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Investments in Variable Interest Entities. To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities ("VIEs"). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including internet, telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is "listed" on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange and enters into contractual arrangements with a China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE's founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs, hold stock in the listed holding company rather than directly in the China-based operating company.

The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, but without formal legal ownership because the listed holding company's control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.

Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company's service and other contractual arrangements with the underlying Chinese operating company. As a result, VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law, which could happen at any time without notice. The owners of the VIE could decide to breach the contractual arrangements with the listed holding company and it is uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund's returns and NAV. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

The legal status of the VIE structure remains uncertain under Chinese law. The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the

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operating company's financial performance and the enforceability of the contractual arrangements underlying the VIE structure. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including a fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.

In addition, Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.

Investing in Russia and other Eastern European Countries. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia's military invasion of Ukraine in 2022. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion of Ukraine. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a fund has exposure to Russian investments or investments in countries affected by the invasion, the fund's ability to price, buy, sell, receive or deliver such investments may be impaired. A fund may determine that certain affected securities have zero value. In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund's portfolio. The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth.

Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into

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which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of BNYIA, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than market prices of U.S. government debt or the debt of corporate issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general

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economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

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Investment Companies, Including Exchange-Traded Funds

Under the 1940 Act, subject to a fund's own more restrictive limitations, if applicable, a fund's investment in securities issued by other investment companies, subject to certain exceptions (including those that apply for a fund of funds' investment in underlying funds, as applicable), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow a fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the funds and BNYIA, including limits on control and voting of acquired funds' shares, evaluations and findings by BNYIA and limits on most three-tier fund structures.

In addition to the management and operational fees the funds bear directly in connection with their own operation, a fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies, including ETFs.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYIA. In addition, a fund may invest in shares of one or more money market funds advised by BNYIA for strategic purposes related to the management of the fund. To the extent such fund invests in a money market fund advised by BNYIA for such strategic purposes, BNYIA has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee BNYIA receives from the money market fund with respect to the assets of the investing fund invested in the money market fund. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Private Investment Funds

As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject, including requirements of a certain degree of liquidity, limiting how much can be invested in a

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single investment, requiring that fund shares be redeemable, protecting against conflicts of interest, assuring fairness in pricing of fund shares, and limiting the use of leverage. They are typically not required to provide investors with information about their underlying holdings, fees and expenses and there may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares of such private investment funds at an advantageous price and time. Registered fund units may not be redeemable at the investor's option and there may not be a secondary market for the sale of unregistered fund units. A fund may not be able to get the money invested in an unregistered fund back. Moreover, unlike registered mutual funds, because shares of private investment companies are not publicly traded there typically are no specific rules on fund pricing, and a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board. The limited public financial information about private investment funds may make it more difficult to value such investments and may make it difficult to accurately determine the fund's exposure to private investment funds. A fund's net asset value could be adversely affected if determinations regarding the fair value of the fund's investments were materially higher than the values that the fund ultimately realizes upon the disposal of such investments. Additional risks include that a fund could be subject to contingent liabilities in the event a private investment fund is acquired by another company during the period it is held by a fund; and that the company may be using excessive leverage.

Exchange-Traded Notes

ETNs are debt obligations, generally unsecured and unsubordinated, with a return linked to the performance of a reference investment (typically an index). ETNs are not registered investment companies and are not regulated under the 1940 Act. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer's assets and instead operate more like unsecured debt of the issuer. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. Accordingly, investments in ETNs are subject not only to the risks of the reference investment but also to the risks of a debt investment in the issuer. The value of an ETN may be influenced by, and is subject to the risks of, time to maturity; level of supply and demand for the ETN; changes in interest rates; and creditworthiness of and default by the issuer. As a result, the fund may lose all or a portion of the value of an investment in an ETN due solely to the creditworthiness of or default by the issuer. In addition, there may be substantial differences between the value of the reference investment and the price at which the ETN may be traded, and the return on an ETN that is tied to a specific index may not replicate precisely the return of the index. ETNs also incur certain expenses not incurred by the reference investment, and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The secondary trading market price of an ETN (if such a secondary trading market exists) may be more volatile than the value of the reference investment it is designed to track. The fund may not be able to liquidate ETN holdings at the time and price desired, which may impact fund performance.

Master Limited Partnerships (MLPs)

Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs.

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Investments in MLPs are generally subject to many of the same risks that apply to partnerships. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons related to the management of the fund; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the fund has established a derivatives risk management program designed to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies for it to remain a limited derivatives user.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its

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forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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CEA Regulation. Each fund, except the CPO Funds, is operated by BNYIA in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA. Although BNYIA has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, BNYIA relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the Regulation 4.5 exclusion from the definition of "commodity pool operator."

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if BNYIA continues to claim the exclusion from the definition of CPO with respect to such funds. In order for BNYIA to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by BNYIA or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. Because BNYIA may have limited or no information as to the commodity interests in which an underlying investment vehicle invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. BNYIA, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, BNYIA must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

BNYIA does not claim an exclusion from the definition of CPO with respect to the CPO Funds and, as a result, the CPO Funds are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. BNYIA has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the CPO Funds. Under the Harmonization Rules, BNYIA will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except the CPO Funds, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, BNYIA would withdraw its exclusion from the definition of CPO with respect to the fund and BNYIA would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium

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paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the SOFR or other reference rate, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for

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borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in SOFR or other reference rate, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Purchases or sales of options on exchanges owned by The Nasdaq OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of BNYIA, as the result of an arrangement between The Nasdaq OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in

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specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund). A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect

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upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, or increase the cost of entering into derivatives transactions. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

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• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are

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frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs may have synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying stock, basket of stocks or equity index, could magnify or otherwise increase investment losses to a fund and lead to the ELN investment exceeding the loss on the underlying stock, basket of

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stocks or equity index. Economic leverage from investments in an ELN is different from indebtedness leverage because the fund would not lose more than the principal amount of the ELN due to the economic leverage. ELNs provide enhanced yield but they are also subject to constrained appreciation potential based on the performance of the underlying stock, basket of stocks or equity index.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be

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more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different

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countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities and Commodity-Related Instruments, Including Commodity ETPs

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. For example, a fund may invest in exchange-traded commodity pools or exchange-traded metals trusts ("Commodity ETPs"). However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.

The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity ETPs. Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act. Interests in Commodity ETPs may trade at prices that vary from their NAVs, sometimes significantly. In addition, the performance of a Commodity ETP may diverge from the performance of the relevant index. The fund's investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs. The fund will bear not only the fund's management fees and operating expenses, but also the fund's proportional share of the fees and operating expenses of the Commodity ETPs in which the fund invests.

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Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Whenever a fund enters into a short sale, it will treat the short sale as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. When a fund lends its portfolio securities, the voting rights on the loaned securities transfer to the borrower until the loan is terminated and the securities are returned to the fund. Accordingly, a fund may not vote proxies related to the issuers of its portfolio securities that are out on loan, unless the fund terminates the loan. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYIA, Treasury bills, agency securities, bank deposits, commercial paper or other cash equivalents, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

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The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement which is not treated as a derivatives transaction, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations or similar financing transactions and any other senior securities representing indebtedness, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Rule 18f-4 under the 1940 Act permits a fund to treat reverse repurchase agreements as derivatives transactions under certain circumstances. A fund treating reverse repurchase agreements as derivatives transactions must include in its derivatives exposure the proceeds that the fund received but has not yet repaid or returned, or for which the associated liability has not been extinguished, in connection with each such transaction. A fund entering into a reverse repurchase agreement must either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or

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dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.

Pursuant to Rule 18f-4 under the 1940 Act, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Investments

Illiquid Investments Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments. Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments.

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Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Adviser pursuant to guidelines established by the board. The Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector (which includes semiconductor companies) has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Factors that may also significantly affect the market value of securities of issuers in the technology sector include the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, aggressive pricing, product compatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, rapid obsolescence and competition from alternative technologies. Technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights, or the length of time and cost to obtain a patent, may adversely affect the company's profitability. Semiconductor companies, in particular, are subject to cyclical demand, rapid innovation, fluctuations in the availability and price of components, and significant capital spending requirements, and are particularly sensitive to imbalances in supply and demand, inventory cycles, and disruptions in global manufacturing or distribution networks.

Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

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Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Recently, commercial real estate foreclosures have notably increased due to various factors, including higher interest rates and the marked prevalence of remote work arrangements in the wake of the COVID-19 pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which a fund invests.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including macroeconomic factors such as high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects and the impact of government budgetary consideration, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could

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render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. Additionally, conflicts and/or wars in countries or regions that produce natural resources could disrupt the production, storage, and/or shipping of such resources, which could adversely impact global markets and a fund's investments in companies in the natural resources sector. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Investments in the Financials Sector

Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Financial services companies may also be subject to future government imposed restrictions on their businesses. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Companies in the financials sectors may have significant exposure to the same borrowers and counterparties. This interconnectedness causes risk, including cross-default risk, which may result in significant negative impacts to the financial condition of companies having direct exposure to the defaulting counterparty.

Certain events in the Financials sector may cause an unusually high degree of volatility or instability in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. In addition, cyberattacks and technology malfunctions have become increasingly frequent in the financials sector, causing significant losses to companies operating in this sector.

Investments in the Healthcare Sector

The value of equity securities of healthcare companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to government regulation and may be adversely affected by changes in governmental policies or laws (including related to Medicare and Medicaid programs, as well state and local health care reform measures). Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. Healthcare companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights, or the length of time and cost to obtain a patent, may adversely affect the company's profitability.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but costs related to high portfolio turnover are generally expected to be limited because the funds usually do not pay brokerage commissions when purchasing short-term

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obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. For Retail and Government MMFs, decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

The amount of income from portfolio securities also could affect a money market fund's ability to pay periodic dividends and distributions to shareholders and/or its NAV. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall. In such cases, a fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable a Government or Retail MMF to maintain a stable NAV.

For money market funds that seek to maintain a stable $1.00 share price, a low or negative interest rate environment could impact the funds' ability to do so. During a negative interest rate environment, the fund's board may authorize such funds to reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends, share cancellation, such as reverse distribution mechanisms, or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the funds' organizational documents. Alternatively, the board may authorize the funds to discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents. An investor in a money market fund that floats its net asset value would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.

If a fund is authorized by the board to reduce the number of its outstanding shares through a reverse stock split or share cancellation, each share would continue to be valued at $1.00 per share, but each shareholder would own fewer shares of the fund and lose money. A shareholder's total cost basis in their fund shares would remain the same, but the per share basis would be slightly higher than before such transaction. The holding period for the fund shares received in a reverse stock split is expected to include the period during which the shareholder held the fund shares surrendered in the reverse stock split. Dividends, including dividends reinvested in additional shares of a money market fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced through share cancellation. Due to a lack of guidance regarding share cancellation, however, the tax consequences of such cancellation of shares to a money market fund and its shareholders is unclear and may differ from that just described.

Ratings of Securities

To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

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U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. In that case, if the issuer were to default, a fund holding securities of such issuer might not be able to recover its investment from the U.S. government. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a fund's share price is guaranteed.

From time to time, uncertainty regarding the status of negotiations in Congress to increase the statutory debt limit, commonly called the "debt ceiling," could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of that entity will be adversely impacted.

The value of shares of a fund that may invest in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government's credit rating. While the long-term impact of a downgrade is uncertain, it could, for example, lead to increased volatility and rising bond yields in the short-term.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.

A fund may engage in repurchase agreement transactions that are collateralized by U.S. government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. government securities ("credit and/or equity collateral"). Repurchase agreements secured by obligations that are not eligible for direct investment under a fund's investment strategies and limitations (or, for money market funds, under Rule 2a-7 under the 1940 Act) may require the fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition

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of collateral. Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. government securities.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("CCA") for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

The Treasury repo transactions of a fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. There are currently regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

BNY Dreyfus Government Cash Management, BNY Dreyfus Institutional Preferred Government Money Market Fund, BNY Dreyfus Treasury and Agency Liquidity Money Market Fund, BNY Dreyfus Treasury Obligations Cash Management, and BNY Dreyfus Stablecoin Reserves Fund and BNY Dreyfus On-Chain Liquidity Fund may enter into repurchase agreements with the Federal Reserve Bank of New York in connection with the Federal Reserve System's reverse repurchase agreement program. Reduced participation in the program by the Federal Reserve Bank of New York may affect the funds' investment strategies and operations and limit the funds' return potentials. The funds consider repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government Securities for purposes of Rule 2a-7.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the

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FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

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Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see "Fixed-Income Securities—Municipal Securities—Instruments Related to

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Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Money Fund Taxable Investments"). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Investments

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid investments. Illiquid investments, which are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Investments—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements.

Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The SEC views reverse repurchase transactions as collateralized borrowings by a fund. Reverse repurchase agreements are subject to a fund's limitation on borrowings.

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other money market funds advised by BNYIA or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are

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designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Considerations Regarding Blockchain and Stablecoins. Certain funds may offer share classes that are offered through intermediaries that employ blockchain technology to maintain records of share ownership of their clients. Certain funds also may offer share classes in the future that employ blockchain technology to maintain records of share ownership. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and append-only manner using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called "blocks." Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

Certain funds are designed for investment by stablecoin issuers. Stablecoins generally are a type of cryptocurrency that use blockchain or similar distributed ledger technology networks and are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar. Stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. The assets of a fund designed for investment by stablecoin issuers are therefore expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of such stablecoins. Stablecoins may face periods of uncertainty and volatility, including as a result of events specific to a particular issuer (such as an issuer's ability to maintain a consistent peg) or broader events unrelated to a specific stablecoin issuer (such as changes in general market or economic conditions or changes in laws or regulations impacting the regulation of stablecoin issuers or eligible reserves). This may result in the potential for rapid and/or unexpected requests by stablecoin issuers for redemption of the fund's shares (including requests by multiple stablecoin issuers at the same time) and could adversely affect the fund, particularly if such redemptions occur in times of overall market turmoil or declining prices.

On July 18, 2025, the Guiding and Establishing National Innovation for U.S. Stablecoins Act (GENIUS Act) was signed into law, which establishes a regulatory framework for payment stablecoins. The GENIUS Act takes effect on the earlier of (i) 18 months after its enactment or (ii) 120 days after the primary federal stablecoin regulators issue final regulations implementing the GENIUS Act. The GENIUS Act requires permitted payment stablecoin issuers to maintain reserves backing outstanding payment stablecoins on at least a one-to-one basis, consisting only of certain specified assets, including, for example, certain types of money market funds. The GENIUS Act also allows payment stablecoin issuers with not more than $10 billion in total outstanding issued payment stablecoins to opt for regulation under a state-level regulatory regime that is "substantially similar" to the federal regulatory framework. Federal banking regulators and state payment stablecoin regulators are expected to issue implementing regulations pursuant to the GENIUS Act. Such rulemaking may not necessarily have a direct, immediate effect upon a fund but it is possible that, when compliance with these rules is required, they could potentially impact the strategies or operations of a fund designed for investment by stablecoin issuers. Stablecoin issuers are responsible for determining whether an investment in a fund meets applicable regulatory requirements to which the issuer may be subject. There are also currently regulatory and other uncertainties associated with the implementation of certain GENIUS Act requirements which could affect the ability of the fund to implement its investment strategy.

Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks (including operational, information security and related risks and cyber incidents) that could adversely affect the fund, its shareholders, stablecoin issuers, and intermediaries through whom shareholders purchase and redeem fund shares. The use of blockchain technology and stablecoins, and regulation thereof, is relatively new and still evolving.

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Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

Money Market Fund Material Events

Financial Support Provided to Money Market Funds. Since October 14, 2016, there have been no occasions on which an affiliated person, promoter or principal underwriter of a current money market fund, or an affiliated person of such a person, provided any form of financial support to the money market fund.

Any Form N-CR filing submitted by a fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

BNY Dreyfus On-Chain Liquidity Fund

Blockchain Technology. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. In the event a private key is lost or stolen, there is the possibility that a third party could transfer the shares and obtain the proceeds from the transfer, potentially leading to irreversible shareholder losses.

Use of Blockchain. A distributed ledger is a database in which data is stored in a decentralized manner. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as "nodes" or "validators") that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called "blocks." Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

Risks can differ by blockchain. For instance, the process by which Ethereum transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, validators stake a minimum amount of capital in the form of ether (the currency of Ethereum) into a smart contract, or computer program, stored on Ethereum. Validators process proposed transactions and bundle them into blocks. A randomly chosen validator is permitted to add a block of transactions to the Ethereum blockchain after attestation by other validators and is rewarded by a grant of newly-issued ether. This type of process is susceptible to a 51% attack, with such applicable risk further described below. In addition, blockchain technology risk can carry with it additional sub-risks, including: (1) regulation of Blockchain Technology Risk; (2) Fork Risk; and (3) 51% Attack Risk.

• Regulation of blockchain technology risk. There is little regulation of blockchain technology. Any future legislative or regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions which may adversely impact the fund, and thus the fund's shareholders, and could negatively impact the Transfer Agent's use of book entry tokens. Failure by the fund, Transfer Agent or any other fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the fund (and thus to the fund's shareholders), including civil penalties and fines. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Blockchain technology is commonly used for the recording of transactions in digital assets, which are extremely speculative and volatile. Problems in digital asset markets could have a wider effect on companies

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associated with blockchain technology or on tokenized assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. If a native crypto asset on a supported blockchain is deemed a security under Section 2(a)(1) of the Securities Act of 1933 or is being offered or sold as an investment contract, it could present risks for the fund, its investment adviser, the Transfer Agent and/or their affiliates. Such a determination could impose additional regulatory obligations on the blockchain, including registration requirements and trading restrictions, potentially increasing compliance costs and creating risks of enforcement actions. The use of a native crypto asset classified as a security or that is offered or sold as an investment contract to pay blockchain transaction fees could complicate routine activities by introducing restrictions on acquiring and storing the asset, which may delay transactions and increase costs, impacting the fund’s ability to efficiently process and register blockchain-based transactions. Additionally, regulatory oversight and restrictions could lead to liquidity constraints and fluctuating costs for native crypto assets. The classification could also raise concerns about the ongoing suitability of the associated blockchain, potentially requiring the fund to explore alternative networks which may not be as desirable to shareholders using the associated blockchain, and may incur additional costs and risks.

• Fork risk. Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism, such as that used by Ethereum, allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a "fork" (i.e., "split") of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version's native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

• 51% Attack risk. If a majority of staked native digital asset on a blockchain using a consensus mechanism, such as Ethereum, is controlled by a bad actor, whether singularly or as a group (often referred to as a "51% Attack"), the bad actor may be able to alter the blockchain on which the blockchain network and network transactions rely. This could occur if the bad actor were to construct fraudulent blocks or prevent certain transactions from being completed in a timely manner, or at all. It could be possible for the malicious actor to control, exclude or modify the ordering of transactions, though it could not generate new network coins or transactions. Further, a bad actor could "double-spend" its own network native digital asset (i.e., spend the same network digital asset in more than one transaction) and prevent the confirmation of other users' transactions for so long as it maintained control. If the network community did not reject the fraudulent blocks as malicious or to the extent that such bad actor did not yield its control, reversing any changes made to the blockchain network may be impossible. The possible crossing of this threshold indicates a greater risk that a single validator (or group of validators working together) could exert authority over the validation of network transactions. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the fund's shares to be held on the blockchain undergoing a 51% Attack.

The 51% threshold is the level which would almost guarantee a malicious actor's success. However, such attacks could in theory occur at thresholds lower than 51% of the staked digital asset. For example, the Ethereum blockchain could be vulnerable to attack if there is significant concentration in the ownership and/or staking of ether. Possession of 33% of the staked ether is the minimum required to disrupt or attack the network, such as by preventing block finalization. Control of more than 50% of staked ether enables more extensive attacks, such as transaction censorship and block reordering. If a bad actor possesses 66% of the staked ether, while it could not forge transactions, it could effectively control the network, deciding

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which transactions are processed, censoring or reordering transactions, and even stalling the network by refusing to participate in block finalization. In addition, a bad actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that a blockchain network's ecosystem does not grow, the possibility that a bad actor may be able to obtain control of the processing power or development control on the blockchain network in this manner will remain heightened.

The recording of fund shares on the blockchain will not affect BNY Dreyfus On-Chain Liquidity Fund's investments. BNY Dreyfus On-Chain Liquidity Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Users of the blockchain networks generally must pay transaction fees (such as in the form of "ether," or SOL," the native digital assets for the operation of Ethereum or Solana, respectively) to the networks in order to validate or facilitate a transaction. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks, or otherwise paid in relation to tasks being performed by the blockchain or other operational considerations associated with the blockchain. Because blockchains networks impose different transaction fees, certain networks may be less efficient or more costly for smaller accounts or smaller transactions.

Delays in transaction processing have been known to occur on blockchains. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions or due to network congestion on the blockchain. Ethereum utilizes a proof-of-stake consensus mechanism, under which validators stake a minimum amount of ether, the native digital asset of the Ethereum network, and participate in validating transactions and proposing and attesting to new blocks. Solana utilizes a proof-of-stake consensus mechanism together with a proof-of-history protocol, which provides a cryptographic record of the sequence and timing of events and assists validators in ordering transactions efficiently. Delays or network congestion may also cause an increase in gas fees necessary to be paid to the Transfer Agent to mint or burn the book-entry tokens on the shareholder's purchase or redemption of the fund's shares or paid by the investor to transfer the book-entry tokens in a peer-to-peer transaction or, to the extent made available in the future, to transfer the book-entry tokens to the Transfer Agent's burn wallet in order to instruct the redemption of shares. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data, and verification and confirmation of transactions requires a consensus of nodes. During a network delay, it will not be possible to record transactions on the blockchain. During such a delay, BNY Dreyfus On-Chain Liquidity Fund could choose to effect transactions with shareholders manually until such time as the network has resumed normal operation. Transactions effected manually will be subsequently recorded on the applicable blockchain once normal operations have commenced on such blockchain. The Transfer Agent has no obligation to pay any priority gas fees when minting the book-entry tokens to speed up the creation of book-entry tokens to the investor.

BNY Dreyfus On-Chain Liquidity Fund may choose to reevaluate a particular blockchain for BNY Dreyfus On-Chain Liquidity Fund's shares in the event of future or recurring delays.

To the extent investors or potential investors engage in transfers between each other at a price other than NAV (e.g., peer-to-peer transactions), such transfers may, in certain circumstances, have legal implications for those persons under the federal securities laws or otherwise. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of fund shares. The Transfer Agent cannot ensure the reliability of any transfer other than transfers of fund shares that are approved by the Transfer Agent. All holders of fund shares, including persons receiving fund shares through a peer-to-peer transfer, must maintain a blockchain wallet that has been registered with and accepted by the Transfer Agent and included in the Transfer Agent’s allow-listed wallet ecosystem. Before approving a wallet, the Transfer Agent conducts applicable customer identification, know-your-customer, anti-money laundering, sanctions screening and other compliance reviews in accordance with its policies and procedures and applicable law. Fund shares represented by book-entry tokens are not freely transferable throughout the broader blockchain ecosystem. The smart contracts governing the book-entry tokens are designed to restrict transfers to blockchain wallets that have been registered with and accepted by the Transfer Agent and included in the allow-listed wallet ecosystem. Investors should not expect fund shares to be interoperable with unaffiliated third-party blockchain applications or services.

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There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded primarily on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1. a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2. the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of records maintained on a blockchain can be proven;

3. the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or "hacked," which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4. the possibility that new technologies or services inhibit access to a blockchain;

5. the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6. because of the differences between the way the shares are issued and recorded, including the use of book-entry tokens, as compared to shares in a traditional open-end investment company, there is a risk that issues that might easily be resolved by existing operations or law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on BNY Dreyfus On-Chain Liquidity Fund's current or future business or the shares.

Although the blockchain entries constitute the Transfer Agent's official records of share ownership, the Transfer Agent will, as a back-up, maintain duplicate off-chain records of share ownership and will reconcile the blockchain book-entry records with the duplicate off-chain records on at least a daily basis. Similar to traditional fund recordkeeping systems, the off-chain records are under the full and complete control of the fund (through the Transfer Agent), as are the book-entry token balances on the blockchain. Reconciliation involves maintaining a matching book-entry record on-chain and off-chain records of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. Resolution of any discrepancy discovered in the reconciliation process may require investigation and could delay the processing of transactions or related administrative actions. In the event of any inconsistency that cannot be reconciled after investigation, the blockchain book-entry records (which constitute the official records) shall control with respect to the fund’s share ownership, and any resulting adjustments will be reflected in the duplicate off-chain records maintained by the Transfer Agent.

Blockchain Networks. The reliability of a network (and its underlying blockchain ledgers), on which the shares will rely could decline due to a variety of causes, adversely affecting the functionality of the shares and an investment in BNY Dreyfus On-Chain Liquidity Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The reliability of such networks for the functionality of the shares depends upon a variety of factors, including, but not limited to:

1. The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2. Effectiveness of the validators and the network's consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3. The continued participation of a number of trusted validators;

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4. The lack of collusion between trusted validators;

5. Disputes among the developers or validators of the network;

6. Changes in the consensus or validation scheme that underlies the network;

7. The failure of cybersecurity controls or security breaches of the network;

8. The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9. The existence of undiscovered technical flaws in the network;

10. The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11. The price of the blockchain asset associated with the respective network;

12. The cost of transaction fees to use the network;

13. Intellectual property rights-based or other claims against the network's participants;

14. The continued adoption of the network; and

15. The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect BNY Dreyfus On-Chain Liquidity Fund's operations or the functionality of the shares.

Furthermore, a blockchain record stores the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and viewable using tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder's personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a shareholder's identity and complete transaction history in BNY Dreyfus On-Chain Liquidity Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of BNY Dreyfus On-Chain Liquidity Fund.

Ethereum does not have a fixed supply cap. The issuance rate of ether (ETH) is dynamic and depends on the total amount of ETH staked. ETH is used to pay transaction fees, which consists of a base fee and a priority fee (i.e., a fee paid to validators to incentivize the inclusion of transactions in a block). The base fee is burned and is approximately 80% of the total transaction fee. This mechanism can lead to periods where the amount of ETH burned surpasses the amount issued, resulting in a net deflationary effect on the total supply.

Solana does not have a fixed maximum supply. Solana uses an inflation model where new tokens (SOL) are issued to reward validators, but this inflation rate decreases over time. SOL are used to pay transaction fees and half of the SOL transaction fees from each transaction are burned, creating a deflationary pressure that balances supply growth.

The process by which Ethereum and Solana transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as "validators") stake a minimum amount of capital in the form of the native digital asset into a smart contract, or computer program, stored on the network. Validators are then selected to propose and validate blocks of transactions and earn rewards or incur penalties based on their participation and behavior. Ethereum and Solana each have their own validator sets responsible for network security.

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Blockchain Network Suitability. The Fund, BNYIA, Dreyfus, and the Transfer Agent do not endorse or recommend any particular blockchain, and an investor should independently assess any blockchain for their own purposes and uses cases. The Transfer Agent will nonetheless review information (which may include information from one or more affiliates) related to a blockchain in relation to allowing a blockchain to be used to support digital representations of fund shares, including the following:

• Operational Integrity and Scalability: Each supported blockchain should generally demonstrate consistent performance and adequate scalability.

• Transaction Costs: Each supported blockchain should have reasonably understandable transaction fees.

• Transparency: Each supported blockchain should be able to support the Transfer Agents permissioned framework on public, permissionless blockchains in seeking to ensure that only pre-approved wallets can participate in transactions involving digital representations of fund shares.

• Burning and Minting Process: For investors seeking to move digital representations of fund shares between two different blockchains, each supported blockchain should be able to support the Transfer Agent's management of a burning and minting process. This process involves reducing the balance of shares on the originating blockchain to zero by recording a "burning" transaction, and then minting an equivalent number of shares on the destination blockchain. This controlled burning and minting process seeking to ensure that the movement of shares between blockchains does not result in any dilution or duplication of fund shares.

Investors should note that they may experience materially different service levels on different blockchains.

Blockchain Regulation. Regulation of blockchain technologies is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact BNY Dreyfus On-Chain Liquidity Fund, and thus BNY Dreyfus On-Chain Liquidity Fund's shareholders. Failure by BNY Dreyfus On-Chain Liquidity Fund or any its service providers, such as the Transfer Agent to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to BNY Dreyfus On-Chain Liquidity Fund (and thus to its shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact BNY Dreyfus On-Chain Liquidity Fund's ability to issue and redeem shares or otherwise make distributions on shares. Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede BNY Dreyfus On-Chain Liquidity Fund's current or future activities.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the networks, such as Solana and Ethereum, and their users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact BNY Dreyfus On-Chain Liquidity Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, BNY Dreyfus On-Chain Liquidity Fund and BNY Dreyfus On-Chain Liquidity Fund's service providers.

Operations and Technology. BNY Dreyfus On-Chain Liquidity Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect BNY Dreyfus On-Chain Liquidity Fund, despite the efforts of BNY Dreyfus On-Chain Liquidity Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of BNY Dreyfus On-Chain Liquidity Fund, its service providers, counterparties, or other market

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participants or data within them (a "cyber-attack"). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, BNY Dreyfus On-Chain Liquidity Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose BNY Dreyfus On-Chain Liquidity Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct BNY Dreyfus On-Chain Liquidity Fund's operations.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P Global Ratings, Moody's, Fitch and Morningstar DBRS.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and

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economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Note: Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The

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obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings Definitions. An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D "D" is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. The following is a ranking (from highest to lowest) of Moody's long-term and short-term categories.

Long-Term Obligation Ratings and Definitions. Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of eleven months or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper medium-grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

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Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest-rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. For variable rate demand obligations ("VRDOs"), Moody's assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders ("on demand") and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG"). Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade. For VRDOs, Moody's typically assigns

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a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as "NR". Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR, and senior tranches of Enhanced Equipment Trust Certificates (EETCs), for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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Highly speculative: "B" ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" ratings indicate very low margin for safety. Default is a real possibility.

Very high levels of credit risk: "CC" ratings indicate default of some kind appears probable.

Near default: "C" indicates a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

Restricted default: "RD" ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

Default: "D" ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to "AAA" ratings and ratings below the "CCC" category.

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates very low margin for safety and that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed

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exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Morningstar DBRS

Long Term Obligations. The Morningstar DBRS long-term credit ratings scale provides an opinion on the risk of default. Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued. Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories from AA to CCC contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the credit rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

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Long-term debt rated "CCC" is considered to be of very highly speculative credit quality. In danger of defaulting on financial obligations.

Long-term debt rated "CC" or "C" is distressed. The "CC" rating level is generally applied to financial obligations that are seen as highly likely to default or that are subordinated to financial obligations rated in the "CCC" to "B" range. The "C" rating level characterizes financial obligations for which default has not technically taken place but is considered unavoidable.

A "D" or "SD" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy a financial obligation after the exhaustion of grace periods, or in the case of a "distressed exchange," a downgrade to D (Default) may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are affected, for example in a "distressed exchange."

Commercial Paper and Short-Term Debt. The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARDS

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Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYIA and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of BNYIA and its affiliates, service providers, including BNYIA's Director of Investment Oversight (or a senior representative of his office), the funds' CCO and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of BNYIA and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, liquidity, derivatives, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, BNYIA and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as may be noted in Part I of this SAI, all of the funds' board members, including the Chairman of the boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the boards is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of BNYIA and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation and litigation committees. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and BNYIA in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by BNYIA or its affiliate.

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MANAGEMENT ARRANGEMENTS

BNYIA

BNYIA is a wholly-owned subsidiary of BNY and the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNYIA is the investment adviser to each fund. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com.

Pursuant to a management or advisory agreement applicable to each fund, BNYIA generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," BNYIA may pay the Distributor or financial intermediaries for shareholder or other services from BNYIA's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. BNYIA also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, BNYIA or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by BNYIA), and certain related services. NIM and NIMNA have entered into sub-sub-investment advisory agreements which enable each of them to provide the other that acts as a Sub-Adviser to a fund with certain advisory services for the benefit of such fund, including, but not limited to, portfolio management services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser or their position with the Sub-Adviser. Listed companies or other entities are in the asset management or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For MIC, INA, NIM, NIMNA and Walter Scott, which are all subsidiaries of BNY, see "BNYIA" above for ownership information.

BSP: Franklin Resources, Inc.

CenterSquare: CenterSquare Investment Management Holdings LLC, LM CenterSquare Holdings LLC, LM CenterSquare Investment Holdings IV-A INC., Lovell Minnick Equity Partners IV-A LP, Lovell Minnick Equity Partners IV LP, Lovell Minnick Equity Advisors IV LP, Fund IV UGP LLC and Lovell Minnick Partners LLC

Sarofim & Co.: The Sarofim Group, LLC

Portfolio Managers and Portfolio Manager Compensation

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See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BSP. BSP's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long-term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

BNY Wealth. The portfolio managers' compensation is comprised of four components: (i) a market-based salary; (ii) an annual incentive compensation plan; (iii) a long term incentive plan; and (iv) benefits that are offered to similarly situated employees of BNY-affiliated firms.

The annual incentive compensation plan is comprised of three components: (1) portfolio performance; (2) individual qualitative performance; and (3) the overall performance of BNY Wealth. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Wealth. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Wealth. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Wealth are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

Individuals' packages are designed with the appropriate component combinations of:

• Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

• Annual cash bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.

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• Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.

The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees. CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the funds.

Dreyfus. The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm's investment professional rewards program.

• Base Salary

• Annual cash incentive

• Long-Term Incentive Plan

• Deferred cash for investment in the firm's products

• BNY restricted stock units

INA. INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements: discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

MIC. The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

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The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass the firm's investment professional rewards program.

• Base salary

• Annual cash incentive

• Long-Term Incentive Plan

• Deferred cash for investment in the firm's products

• BNY restricted stock units

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives linked to performance of funds sub-advised by Newton and/or participation in a long-term incentive plan. Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including the overall performance of Sarofim & Co. and (ii) the possible issuance of stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, LLC, the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, LLC. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Walter Scott. Walter Scott's staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm's annual profit share, which is a fixed percentage of the firm's pre-tax and pre-incentive operating profits.

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This is the sole source of incentive compensation with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm's investment objectives and the client service Walter Scott provides.

Compensation awards for those in the Research team are measured using the same outcomes. Long-term performance, contribution to portfolio management decisions, research effort and quality (including our integrated portfolio company integrity analysis), stock picking success, responsibility for stewardship and management of financially material sustainability risks, and support in best servicing our clients are among other factors considered when determining an individual's profit share. The importance given to particular factors will vary over time and between individuals.

The relative weights of base salary and profit share move according to performance. The components of compensation will also vary from year-to-year depending on the level of the firm's operating profit. There is, however, no cap on profit share as a percentage of base salary.

For Executive Directors, members of the Research team and some senior staff, the majority of annual compensation comprises a share of the firm's profits. An element of this is deferred via a long-term incentive plan and invested in a global equity fund of which Walter Scott is the investment adviser. For some other roles, the long-term incentive plan is in BNY stock. Both have a deferral period which vests on a pro rata basis over three or four years.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on

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market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY and its affiliates, including BNYIA, Sub-Advisers affiliated with BNYIA and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, BNYIA, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by BNYIA or an Affiliated Entity or a Sub-Adviser affiliated with BNYIA must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts

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received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

BNYIA or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from BNYIA's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees. These payments as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to BNYIA, may create an incentive for the Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the transfer agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

BNY Mellon Investment Servicing (US) Inc. ("BNYM"), an affiliate of BNYIA, located 118 Flanders Road, Westborough, MA 01581, serves as each fund's sub-transfer agent, pursuant to a sub-transfer agency agreement with the transfer agent.

The Custodian, an affiliate of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to

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each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to the state where your fund is organized, which is either Maryland or Massachusetts. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year (for shareholders that invest in the fund through an account held directly with the fund's Transfer Agent), and promptly cash all checks for dividends, capital gains and redemptions. For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws. If you do not hold your shares directly with the fund, you should contact your broker-dealer, retirement plan, program sponsor, or other third-party intermediary, as applicable, regarding applicable state escheatment laws.

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DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than Retail and Government MMFs)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on Nasdaq markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates fair value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, such as the Valuation Designee, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments is determined by the Adviser, as the fund's Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a

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security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (Retail and Government MMFs only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include periodic review by the boards of the deviation of the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) from the funds' $1.00 per share based on amortized cost. A fund cannot guarantee that its NAV will always remain at $1.00 per share.

Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, the NAV per share of each non-money market fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). Except as otherwise described in the prospectus, the NAV per share of each money market fund and each class thereof is determined on each day the NYSE is scheduled to be open for regular business on an hourly basis at the times described in the fund's prospectus. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or

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remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds other than Money Market Funds

At the time of your purchase of fund shares, the fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as stated in this SAI. As such, any dividend or distribution paid after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a distribution is sometimes referred to as "buying a dividend," especially when the distribution occurs shortly after purchase of fund shares. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see "Distributions and Taxes" in the prospectus or Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day preceding the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Retail and Government MMFs do not expect to realize any long-term capital gains or losses.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

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The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a fund's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the funds or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a fund invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No fund has sought, and no fund will seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:

• an individual who is a citizen or individual resident of the United States;

• a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

• a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a fund's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

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Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a fund distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a fund must distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (which generally is the fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each fund qualifies as a RIC.

Taxation as a Regulated Investment Company. If a fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the fund timely distributes (or is deemed to timely distribute) to shareholders. A fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

If a fund fails to distribute in a timely manner an amount at least equal to the sum of: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year, and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things:

• maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

• derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test"); and

• diversify the fund's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

• no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that

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are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the fund actually receives a corresponding amount of cash in respect of such income. For example, if a fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the fund must include in its taxable income in each year the full amount of its applicable share of the fund's allocable share of these deemed dividends. Additionally, if a fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the fund receives cash representing such income in the same taxable year. A fund may also have to include in its taxable income other amounts that the fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a fund's deductible expenses in a given year exceed its investment company taxable income, the fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a fund or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the fund actually earned during those years.

In order to enable a fund to make distributions to shareholders that will be sufficient to enable the fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the fund may need to liquidate or sell some of its assets at times or at prices that the fund would not consider advantageous, the fund may need to raise additional equity or debt capital, the fund many need to take out loans, or the fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the fund's business (or be unable to take actions that are advantageous to its business). Even if a fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the fund generally is not permitted to make distributions to its shareholders while the fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Annual Distribution Requirement, the fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each fund expects to operate in a manner so as to qualify continuously as a RIC, a fund may decide in the future to be taxed as a "C" corporation, even if the fund would otherwise qualify as a RIC, if the fund determines that such treatment as a C corporation for a particular year would be in the fund's best interests.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Excise Tax Distribution Requirements, the fund may be subject to additional tax. However, no assurances can be given that a fund will not be subject to the excise tax and, a fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the fund's distributive share of items of income, gain, losses, deductions and credits derived through

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any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the fund for U.S. federal income tax purposes, generally will be determined as if the fund realized these tax items directly. Further, for purposes of calculating the value of a fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the fund's proper proportion of any investment in the securities of that issuer that are held by a member of the fund's "controlled group" must be aggregated with the fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the fund would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a fund fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a fund makes any distributions to the fund's shareholders and would reduce the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners). Such fund would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes. Any distributions the fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the fund, and any remaining distributions would be treated as capital gain.

Equalization. A fund may in certain years use "equalization" in determining the portion of its net investment income and net realized capital gains that has been distributed. A fund that elects to use equalization in a year will allocate a portion of its investment income and capital gain to redemptions of fund shares, and such income and gains will be deemed to have been distributed by the fund for purposes of the distribution requirements under the Code. This may have the effect of reducing the amount of such income and/or gain that the fund is required to distribute to non-redeeming shareholders to avoid federal income tax and excise tax and also may defer the recognition of taxable income by its non-redeeming shareholders. This process does not affect the tax treatment of redeeming shareholders and, as the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has under distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The remainder of this section assumes that each fund will continuously qualify as a RIC for each taxable year.

Fund Investments—General

Certain of a fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to

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recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a fund from securities and other financial assets acquired by the fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the fund held a particular security or other financial asset.

A portfolio company in which a fund invests may face financial difficulties that require the fund to work-out, modify or otherwise restructure its investment in the fund company. Any such transaction could, depending upon the specific terms of the transaction, cause the fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a fund.

If a fund purchases shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest generally will be imposed on the fund in respect of deferred taxes arising from such excess distribution or gain. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the fund. Any inclusions in the fund's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC, in which case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Distribution Requirements.

The functional currency of the funds is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

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Offsetting positions held by a fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles." In addition, investments by a fund in particular combinations of investment funds also may be treated as a "straddle." To the extent the straddle rules apply to positions established by a fund, or the investment funds, losses realized by the fund may be deferred to the extent of unrealized gain in the offsetting positions. Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a fund may constitute "mixed straddles." One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a fund either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Securities Lending. A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and cannot be passed through to shareholders.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or

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indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (BNY Mellon Global Real Return Fund only). BNY Mellon Global Real Return Fund may gain exposure to the commodity markets by investing up to 25% of its total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be a CFC in which the fund owning the Subsidiary will be a U.S. shareholder. If a fund is a U.S. Shareholder, such fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC. Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the fund and thus will not be available to offset income or capital gain generated from the fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Investments in Municipal or Other Tax-Exempt Funds. It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of U.S. Shareholders—Distributions on, and Sale or Other Disposition of, a Fund's Shares." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

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Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, the fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code. Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City). It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide exemptions for distributions attributable to interest on certain U.S. government obligations. Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in a fund's shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, it does not apply to you.

Distributions on, and Sale or Other Disposition of, a Fund's Shares. Distributions by a fund generally are taxable to U.S. shareholders as ordinary income or long term capital gain. Distributions of a fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. Distributions of a fund's net capital gains (which generally are the fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such U.S. shareholder's shares in the fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

A portion of a fund's ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the fund. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain,

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with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A fund cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the fund's shareholders on December 31 of the year in which the dividend was declared.

If a U.S. shareholder purchases shares of a fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, except in the context of shareholders employing the NAV Method (defined below), all or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. shareholder's adjusted tax basis of the acquired shares.

In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified REIT dividends earned by a fund may qualify for such deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder's particular situation.

As discussed above under "Fund Investments—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by

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the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

NAV Method of Accounting (money market funds only). Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds. Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s). Generally, a shareholder's net investment for a computation period, which may be positive, negative or zero, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s), in all cases determined under prescribed computation rules. A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.

Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method. Otherwise, such gains and losses will be treated as ordinary income. If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method. Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method." A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share (i.e., the target share price), or the shareholder has not realized any gain or loss with respect to its shares in that fund.

All shareholders in money market funds should discuss with their own tax advisers whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances. As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method.

The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

3.8% Surtax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a fund, and net gain attributable to the disposition of shares of a fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or

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this net gain.

Taxation of Non-U.S. Shareholders

The following summary applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, it does not apply to you.

Distributions on, and Sale or Other Disposition of a Fund's Shares. Distributions by a fund to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the fund's current and accumulated earnings and profits.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a fund will distribute any interest related dividends or short term capital gain dividends. In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements.

If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding. A fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the fund that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the fund could subject the shareholder to a penalty imposed by the IRS.

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Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders could consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. No fund will pay any additional amounts in respect to any amounts withheld.

PORTFOLIO TRANSACTIONS

BNYIA assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds, are managed by dual employees of BNYIA and an Affiliated Entity or one or more Sub-Advisers. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with BNYIA's trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds are placed on behalf of each fund by BNYIA.

Trading the Funds' Portfolio Securities

In managing money market funds, BNYIA will draw upon Dreyfus. Dreyfus is a division of MIC that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by BNYIA or its affiliates that invest primarily in money market instruments. Dreyfus, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. Dreyfus investment and credit professionals also utilize inputs and guidance from BNY's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by Dreyfus or BNY and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at Dreyfus. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

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The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by BNYIA and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit BNYIA or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by BNYIA or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by BNYIA, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY and all its affiliates (including BNYIA and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by BNYIA and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

BNYIA, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by BNYIA, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in

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debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNYIA, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and BNYIA, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

BNYIA (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to BNYIA (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in,

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purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

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The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings. Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by BNYIA or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Procedures for Disclosing Fund Portfolio Holdings

Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities. Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments. Portfolio holdings information excludes portfolio characteristics information as described below.

Public Disclosure of Fund Portfolio Holdings

Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings (for non-money market funds) and Form N-MFP (for money market funds), made with the SEC. Each non-money market fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at https://www.bny.com/investments/us/en/individual/products/lt.html#overview) the following:

(1) the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting;

(2) the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and

(3) from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors).

Each non-money market fund's complete portfolio holdings will remain available on the website for a period of six months. Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information.

Each of BNY Mellon Floating Rate Income Fund and BNY Mellon High Yield Fund will disclose its respective portfolio holdings as of each calendar month-end, subject to a one-month lag between the date of such fund's portfolio holdings information and the date of website posting.

Each money market fund discloses its complete portfolio holdings on the funds' public website (currently, at www.dreyfus.com) on each business day, as of the preceding business day. Each money market fund's month-end posting of its complete portfolio holdings shall remain available on the website for six months.

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Ongoing Arrangements

Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund, BNYIA or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI. Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.

At least annually, and except as to new ongoing arrangements with service providers, the fund's CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy. For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).

Confidential Dissemination of Portfolio Holdings

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized as discussed above, provided that:

(1) the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and

(2) the recipient signs a written confidentiality agreement (as discussed below). Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met. The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.

At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.

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Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.

Disclosure of Portfolio Holdings to Employees

Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, BNYIA, the Distributor, or investment advisory affiliates of BNYIA that provide services to the fund for legitimate business purposes. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

Procedures for Disclosing Fund Portfolio Characteristics

Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings). Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

Public Disclosure of the Portfolio Characteristics of a Fund

Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy. Such information, if provided to anyone, shall be made available to any person upon request.

Information Deemed Not to be Portfolio Holdings Information

Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Trading Desk and Research Reports

The trading desks periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Confidentiality Agreements

Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement. For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO. Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and

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(ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3) upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and

(4) portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.

Additional Restrictions

The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.

Waivers of Restrictions

The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO. Waivers or exceptions from the funds' policy shall be reported quarterly to the board.

Disclosures Required by Law

Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Reporting of Violations

Each violation of the funds' policy must be reported to the CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYIA or the fund's Sub-Adviser, except for (i) proxies of certain BHCs for which the boards have delegated to Fiduciary Counselors, Inc. ("FCI") the sole authority to vote proxies of Designated BHCs for certain funds as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting policies and procedures adopted for a fund are those of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) Wealth Management (collectively, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYIA	Primary Employer
Multi-Manager Funds	BNYIA	Wealth Management

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Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Bank Controlled Funds (as defined below) do not delegate voting to FCI as described herein.

Voting Proxies of Designated BHCs

BNY is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNY, funds that BNY "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY exercises sole voting discretion (collectively, the "BNY Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to FCI the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNY Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because FCI has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the Funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by Funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNY Entities because of BNY's share ownership in those funds.)  An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to FCI) when BNY Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and either BNYIA or the fund's Sub-Adviser (as appropriate) will be redelegated sole voting authority over the BHC's voting securities held by a fund.  BNY's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to FCI, and reappointment of either BNYIA or the fund's Sub-Adviser (as appropriate), with respect to voting authority over Designated BHC securities.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

Certain funds may participate in a securities lending program to generate income for their portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the fund. In certain circumstances, BNYIA may seek to recall a security on loan before a record date in order to cast a vote (for example, if a fund's Sub-Adviser determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the fund). However, BNYIA anticipates that, in most cases, the potential income a fund may derive from a loaned security would outweigh the benefit the fund could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYIA or a fund's Sub-Adviser. Under certain circumstances, the recall of securities in time for such securities to be voted may not be

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possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Oversight of FCI for Voting Proxies for Designated BHC Securities. For FCI's voting activities in respect of proxies for securities of the Designated BHCs, BNYIA, through its legal, operational and administrative support groups, as well as certain BNY vendor review groups and engaged external consulting firms, shall provide ongoing oversight of FCI in order to ensure that FCI continues to vote proxies in the best interests of the funds and shall establish and implement measures reasonably designed to identify and address any conflicts involving FCI that can arise on an ongoing basis by requiring FCI to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

BNYIA reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments, on the SEC's website at http://www.sec.gov, and without charge, upon request, by calling 1-800-373-9387 (inside the U.S. only). The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYIA, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Policies can be found in Appendix A.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

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GLOSSARY

Term	Meaning
12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNYIA and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of BNYIA that, along with BNYIA, employs fund portfolio managers who are dual employees of BNYIA and such affiliate
AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BHC	Certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution
BNYIA	BNY Mellon Investment Adviser, Inc.
BNY Dreyfus Government Fund	BNY Dreyfus Government Cash Management, a money market fund advised by BNYIA into which certain fund shares may be exchanged.
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY

The Bank of New York Mellon Corporation; BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally

BOLD®	An acronym for Black Opportunity for Learning and Development
BSP	BSP NY LLC (formerly, Alcentra NY, LLC)
Cash Investment Strategies	The predecessor of Dreyfus, a division of BNYIA
Cash Management Funds	BNY Dreyfus Government Cash Management, BNY Dreyfus Government Securities Cash Management, BNY Dreyfus Treasury Obligations Cash Management and BNY Dreyfus Treasury Securities Cash Management
CCO	Chief Compliance Officer; except for references to the CCO in Appendix A, "CCO" refers to the funds' CCO
CDSC	Contingent deferred sales charge

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Term	Meaning
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management LLC
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	BNY Mellon Global Real Return Fund
Custodian	The Bank of New York Mellon
Designated BHCs	BHCs which one or more Funds or other investment accounts over which BNY, in the aggregate, exercises sole voting discretion with respect to 5% or more of any class of voting stock of the BHC
Directly-Advised Funds	Funds advised by BNYIA that do not use any Sub-Advisers
Distributor	BNY Mellon Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	Dreyfus, a division of Mellon Investments Corporation
Dreyfus Corp.	The Dreyfus Corporation, the predecessor company of BNYIA
EDRs	European Depositary Receipts
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of other funds advised by BNYIA that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ERISA	Employee Retirement Income Security Act of 1974, as amended
ETFs	Exchange-traded funds
ETNs	Exchange-traded notes
Exchange Account

A special account in Wealth shares of the BNY Dreyfus Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association
GDRs	Global Depositary Receipts
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
Glass Lewis	Glass Lewis & Co.
GNMA	Government National Mortgage Association

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Term	Meaning
Government MMFs

BNY Dreyfus Government Cash Management, BNY Dreyfus Government Securities Cash Management, BNY Dreyfus Institutional Preferred Government Money Market Fund, BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, BNY Dreyfus Institutional Preferred Treasury Securities Money Market Fund, BNY Dreyfus Institutional Preferred Treasury Obligations Fund, BNY Dreyfus Treasury Obligations Cash Management, BNY Dreyfus Treasury and Agency Liquidity Money Market Fund, BNY Dreyfus Treasury Securities Cash Management, BNY Dreyfus Stablecoin Reserves Fund and BNY Dreyfus On-Chain Liquidity Fund

In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, Inc., BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund
Index Manager	MIC
INA	Insight North America LLC
Institutional Preferred Funds

BNY Dreyfus Institutional Preferred Government Money Market Fund, BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, BNY Dreyfus Institutional Preferred Treasury Securities Money Market Fund and BNY Dreyfus Institutional Preferred Treasury Obligations Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Institutional Liquidity Funds	BNY Dreyfus Treasury and Agency Liquidity Money Market Fund and BNY Dreyfus Stablecoin Reserves Fund
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Lending Agent	The Bank of New York Mellon
LIBOR

London Interbank Offered Rate, which is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations

MIC	Mellon Investments Corporation
MLP	Master limited partnership

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Term	Meaning
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Multi-Manager Funds	Funds whose assets are allocated solely among multiple, unaffiliated Sub-Advisers
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

Nasdaq	Nasdaq, Inc.
NAV	Net asset value
Newton	NIM and NIMNA
NIM	Newton Investment Management Limited
NIMNA	Newton Investment Management North America, LLC
NFA	National Futures Association
NYSE	New York Stock Exchange
Old Class T shares	Class T shares offered by certain funds prior to February 4, 2009
Plans	Distribution Plans, Service Plans, Shareholder Services Plans and Administrative Services Plans, if any, as described in Part II of this SAI
Primary Employer	Primary employer of a fund's portfolio managers
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Rating Agencies	S&P Global Ratings, Moody's, Fitch and, with respect to money market funds, Morningstar DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Retail MMF	BNY Dreyfus Money Market Fund
RIC	Regulated investment company, as defined in the Code
S&P Global Ratings	A division of S&P Global Inc.
Sarofim & Co.	Fayez Sarofim & Co., LLC
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

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Term	Meaning
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
SOFR

Secured Overnight Funding Rate, which is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions

State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Sub-Advised Funds	Funds that use a Sub-Adviser, unless such Fund is a Multi-Manager Fund or a Multi-Strategy Fund
Subsidiary

For BNY Mellon Global Real Return Fund: GRR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (3) which is wholly-owned and controlled by BNY Mellon Global Real Return Fund.

Sustainable Funds	BNY Mellon Sustainable U.S. Equity Fund, Inc.
TIPS	Treasury Inflation-Protection Securities
Treasury	U.S. Department of the Treasury
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Valuation Designee	BNYIA
Walter Scott	Walter Scott & Partners Limited
Wealth Management	BNY Wealth

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Term	Meaning
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

BSP NY LLC, formerly Alcentra NY, LLC ("BSP")

A.  Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client

(i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.
All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting).

Subject to potential exceptions applicable to Voting, Consent, and/or Action Matters involving the securities of ERISA Clients, the Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt. Notwithstanding the foregoing, the decision not to exercise voting power over certain Voting, Consent, and/or Action matters may be reportable on Form N-PX.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.  Guidelines

The following represents a guideline for each of the principal policy issues:

1.  Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.  Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

3. Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4. Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

5. Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.

6. Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.  Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development

Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D. Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

BNY Wealth

BNY Wealth, through its Proxy Voting Committee (the "Proxy Voting Committee"), will apply detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "BNY Wealth Voting Guidelines").1 BNY Wealth, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, inc1uding the funds.

[1] There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which BNY Wealth seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the BNY Wealth Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").

Securities of Non-U.S. Companies and Securities Out on Loan. It is BNY Wealth's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNY Wealth has voting authority. However, situations may arise in which BNY Wealth cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, BNY Wealth will weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, BNY Wealth will seek to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. BNY Wealth generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, BNY Wealth typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.

Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases, the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. BNY Wealth seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYIA, BNY Wealth, the fund's principal underwriter (the "Distributor"), or any affiliated person of the fund, BNYIA, BNY Wealth or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, predetermined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC ("Glass Lewis" and, together with ISS, the "Proxy Advisors")) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is BNY Wealth's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, BNY Wealth will engage a third party as an independent fiduciary to vote all proxies for securities of The Bank of New York Mellon Corporation ("BNY"), and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving BNY Wealth and/or BNY Wealth employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide BNY Wealth with instructions as to how to vote such proxy. In the latter case, BNY Wealth will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee will direct ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed BNY Wealth is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by BNY Wealth.

CenterSquare Investment Management LLC

Introduction

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for a registered investment adviser to exercise voting authority with respect to client securities, unless: (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients; (2) the adviser describes its proxy voting procedures to its clients and provides copies on request; and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. This proxy voting policy ("Proxy Voting Policy") documents CenterSquare's proxy voting policies and procedures.

Proxy Committee

CenterSquare's Proxy Committee ("Proxy Committee") is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of the Director, Securities Operations, and designated members of CenterSquare's investment teams. CenterSquare Compliance will participate as a non-voting member of the Committee. At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.

Policy Details

Proxy voting is an important right of shareholders and duties of care and loyalty must be undertaken by CenterSquare to ensure that such rights are properly and timely exercised in accordance with CenterSquare's fiduciary duty to its clients. To satisfy its fiduciary duty in making any voting determination, CenterSquare must make the determination in the best interest of the client and must not place its own interests ahead of the interests of the client. Therefore, all proxies received by CenterSquare should be voted in accordance with these procedures which are intended to comply with Rule 206(4)-6 of the Advisers Act. This Proxy Voting Policy applies only to those CenterSquare clients who, in their investment management agreement (the "IMA"), have chosen to give us discretion to vote their proxies. At account start-up, upon amendment of the IMA, or upon a letter of instruction, the applicable documentation is reviewed to determine whether CenterSquare has discretionary authority to vote client proxies.

As a UNPRI Signatory, CenterSquare has chosen to use the ISS Sustainability Proxy Voting Guidelines as the default proxy policy for its clients. A client of CenterSquare may elect to use other general or customized proxy voting guidelines through ISS. However, CenterSquare does not attempt to reconcile individual client proxy policies to the ISS Sustainability Proxy Voting Guidelines. A client may change their decision with regards to proxy voting authority or guidelines at any time. Clients who have delegated voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot. CenterSquare will use reasonable efforts to vote according to the client's request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.

A. Retention and Oversight of Proxy Service Provider

CenterSquare's proxy voting policies and procedures are intended to meet the objective to act in its clients' best interests. The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, and provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients. On an annual basis, CenterSquare conducts a due diligence review of ISS regarding their proxy voting services as part of its duty to perform oversight over the proxy voting firm. This review includes updates and discussion about the following areas of ISS:

• The adequacy and quality of staffing, personnel and/or technology;

• Whether ISS has an effective process for seeking timely input from issuers and ISS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;

• Whether ISS has adequately disclosed to CenterSquare its methodologies in formulating voting recommendations, such that CenterSquare understands the factors underlying ISS' recommendations;

• The nature of any third-party information sources that ISS uses as a basis for its voting recommendations; and

• ISS policies and procedures regarding how it identifies and addresses conflicts of interest.

B. Decision Methods

ISS' Global Voting Principles, launched in December 2013, provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies. ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its draft policy updates each year. Before finalizing these updates, ISS publishes draft updates for an open review and comment period. Beginning in 2008, all comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received. Final updates are published in November, to apply to meetings held after February of the following year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues. ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com.

When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company's management. As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, votes are cast in accordance with the recommendations of the company's management. CenterSquare reviews all ballot items where ISS recommends voting against the management of the issuer. Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare Compliance is notified when an override of the ISS vote is proposed by a CenterSquare Portfolio Manager. CenterSquare Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records contemporaneous to the actual proxy vote. A rationale of our decision is noted within the ISS system when we override ISS' specific policy recommendation and is included in the ballot summary reports. Proxy voting reports are available to clients upon request. For clients that have provided CenterSquare authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.

C. CenterSquare Conflicts of Interest

In certain instances, a conflict of interest may arise when CenterSquare votes a proxy. CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:

• CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client's investment in such issuer's securities.

• A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.

• CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client

• A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.

Each person who is a member of the Proxy Administrator, as further defined below, is a member of the investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:

• a list of any portfolio companies, including entities raising capital as part of a PIPE ("Private Investments in Public Equity") transaction, with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

• they have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

D. Securities Lending

Some clients have, at their discretion, elected to participate in security lending programs. CenterSquare is unable to vote securities that are on loan under this type of arrangement.

E. Decisions to not Vote Proxies

CenterSquare fully recognizes its responsibility to vote proxies and maintain proxy records pursuant to applicable rules and regulations. CenterSquare will therefore attempt to vote every proxy it receives for all domestic and foreign securities. There may be situations in which CenterSquare cannot vote proxies. For example, the client or custodian does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client's custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. In order to preserve the account's liquidity, CenterSquare will generally instruct ISS to "DO NOT VOTE" these shares.

Proxies relating to foreign securities may also be subject to additional documentation. Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting. Therefore, in some cases, those shares will not be voted.

F. Reporting

ISS provides CenterSquare on-line access to client proxy voting records. A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio. Due to confidentiality and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.

CenterSquare's proxy voting policies are disclosed in the Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines are available to our clients, without charge, upon request. All requests may be sent to Melissa Burk, Director, Securities Operations, CenterSquare Investment Management LLC, Eight Tower Bridge, 161 Washington Street, 7th Floor, Conshohocken, PA 19428 or mburk@centersquare.com.

G. Proxy Administration and Recordkeeping

The administration of the proxy voting process is the responsibility of CenterSquare's securities operations department ("Proxy Administrator"). Both ISS and each client's custodian monitor corporate events for CenterSquare. CenterSquare gives an authorization and letter of instruction to the client's custodian who then forwards the proxy material it receives to ISS so that ISS may vote the proxies. On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.

The Proxy Administrator is responsible for:

• monitoring reports identifying pending meetings and due dates for ballots

• monitoring reports to ensure that clients are coded to the appropriate ISS policy

• ensuring ballots are voted according to the ISS policy assigned to the client

• monitoring for shareblocking ballots

• monitoring reports for votes against management

• reviewing user access and new / close account setups

• performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override

CenterSquare or ISS also maintains the following records:

• ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied

• ballot summary reports for vote overrides with the Portfolio Managers rationale

• meeting-level statistical reports

• copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC's EDGAR website

H. CenterSquare Compliance Annual Review

CenterSquare Compliance will review and document no less frequently than annually, the adequacy of the proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of CenterSquare's clients. As part of this review, CenterSquare Compliance will review:

• the Proxy Voting Policy

• CenterSquare's client disclosures regarding its proxy voting policies and procedures in the ADV Form Part 2A, due diligence questionnaires, and other relevant materials

• a sampling of proxy voting records to ensure voting was completed in the best interests of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines

• a sampling of proxy vote overrides and the documentation supporting such overrides

• the Firm's annual due diligence over the third-party proxy voting firm, ISS

Insight North America LLC

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

• Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

• Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

• Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

• Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

• The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

• The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

• Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

• Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

• Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

• Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

• Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

• Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

• Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

• Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

• Transparent: Remuneration arrangements should be transparent and should avoid complexity.

• Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

• make a financial gain or avoid a financial loss at the expense of the Client

• present material differences in the thoughts of two PM's who own the same security

• benefit if it puts the interest of one Client over the interests of another Client

• gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

• obtain a higher than usual benefit from a third party in relation to a service provided to the Client

• receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

• create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g., sponsors of pension schemes). This includes financial and ESG considerations.

• create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

• removing certain Insight personnel from the proxy voting process

• walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

• voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

• Casting votes on behalf of Clients

• Voting Policy: Oversee and set the Proxy Voting Policy

• Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

• Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

• Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

• Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

• Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senior Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

US Proxy Reporting: Form N-PX

Rule 14Ad-1 under the Securities Exchange Act of 1934 ("Exchange Act") requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each "say-on-pay" and "say-on-frequency" vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY's Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1. The PVG will ensure data required to satisfy INA's Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.

Insight publishes its voting activity in full on its website. This can be found at https://www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Dreyfus, a division of Mellon Investments Corporation

Dreyfus offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. Dreyfus also invests in repurchase agreements and bank deposits. Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Dreyfus will make voting decisions through the MIC Proxy Voting Committee that are consistent with MIC's policy and procedures. A description of MIC's Proxy Voting Committee and its proxy policy and procedures is provided below.

Mellon Investments Corporation ("MIC")

MIC, through its Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the "Voting Guidelines"). MIC, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

MIC takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:

• Align the interests of a company's management and board of directors with those of the company's shareholders

• Promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders and stakeholders regarding matters that could affect the long-term value of the company

• Uphold the rights of a company's shareholders by voting on those matters submitted to shareholders for approval

• Promote adequate disclosure about a company's business operations and financial activity

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, MIC weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, MIC generally seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. MIC generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, MIC typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. MIC seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYIA, MIC, the Distributor, or any affiliated person of the fund, BNYIA, MIC or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research provided by third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is MIC's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, MIC engages a third party as an independent fiduciary to vote all proxies for securities of BNY, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, or a BNY executive, but material conflicts of interests may also arise due to relationships involving MIC and/or MIC employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide MIC with instructions as to how to vote such proxy. In the latter case, MIC will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed MIC is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by MIC.

MIC will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. Our Voting Guidelines are also available publicly on our website at www.Mellon.com.

Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")

Proxy Voting by Newton

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights1 are exercised;

• Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;

• Address potential material conflicts of interest that may arise; and

1 We do not acquire or hold securities to influence control of management under Rules 13d-1(b) and 13d-1(c) of the Securities Exchange Act of 1934. Any expression of our views or voting policy during meetings is not intended, and should not be construed, as an indication of voting intentions, support for any action, or an attempt to influence management control.

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.

All voting decisions are based on Newton's voting guidelines. We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company. This is in line with Newton's investment process that focuses on the long-term success of the investee company. Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely.

In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to adversely affect the value of clients' holdings. Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place. In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.

Newton's Governance Principles and Voting Guidelines are available on our website and on demand.

Voting Procedures

All voting opportunities are communicated to Newton by way of an electronic voting platform. Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.

The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment.

An electronic voting service is employed to submit voting decisions.

Voting Service Providers

Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.

Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest

Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY funds or affiliate funds), the investee company and/or a client when exercising voting rights. Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Governance Principles and Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, the application of Newton's bespoke voting policy and analysis drawn from internal and external research, as applicable and without consideration of any Newton or BNY client relationship factors;

II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and

III. internal oversight groups.

Where a potential material conflict of interest exists between Newton, BNY, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.

All instances where a potential material conflict of interest has been recognized and where Newton engages its proxy voting service provider are disclosed in our annual stewardship report.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy (https://www.newtonim.com/global/special-document/conflict-of-interest-policy). Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review. Further information can be found in Newton's Conflicts of Interest Policy.

Disclosures and Reporting

We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.

We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions.

Newton's Governance Principles and Voting Guidelines describes our approach to the exercise of voting rights and are available on our website and on demand.

Newton's Governance Principles and Voting Guidelines document and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients upon request. Newton will provide clients with a copy of its policies noted above upon request, as well as information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients. For certain funds that are managed by BNY, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs. The nature of our relationship has allowed us to agree to a recommended list of restricted securities for the purposes of lending. This list is updated on a quarterly basis.

Controls, Record Keeping and Auditing

Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues. This includes Newton's approach to the exercise of voting rights.

Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters. Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

Fayez Sarofim & Co., LLC

Proxies are assets of Sarofim & Co.'s Clients that must be voted with diligence, care, and loyalty. Sarofim & Co. will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim & Co. will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim & Co. will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim & Co. commences active management of the client's account and are sold immediately after Sarofim & Co. commences such active management and with respect to which no other accounts actively managed by Sarofim & Co. already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim & Co. is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim & Co.'s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim & Co. to maintain certain books and records associated with its proxy voting policies and procedures. The Proxy Coordinator will ensure that Sarofim & Co. complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim & Co. has retained Glass Lewis to assist in the proxy voting process. Reynaldo Reza, Chairman of the Proxy Committee, manages Sarofim & Co.'s relationship with Glass Lewis. Glass Lewis provides the following in connection with the voting of proxies by Sarofim & Co.: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass Lewis provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim & Co.

The Proxy Coordinator ensures that Glass Lewis votes all proxies according to Clients' specific instructions and Sarofim & Co.'s general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim & Co. has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim & Co.'s proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass Lewis for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass Lewis for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim & Co. relies, for the most part, on: (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim & Co. determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass Lewis analyses and the Glass Lewis vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass Lewis vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass Lewis vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

• A vote's likely short-term and long-term impact on the Issuer;

• Whether the Issuer has responded to the subject of the proxy vote in some other manner;

• Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

• Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and

• Whether the analyst's proposal appears consistent with Clients' best interests.

After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

• Sarofim & Co. provides investment advice to an Issuer (i.e., publicly traded company). Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim & Co. provides investment advice to an officer or director of an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim & Co. or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim & Co. is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim & Co.;

• An issuer or some other third party offers Sarofim & Co. or an Employee compensation in exchange for voting a proxy in a particular way;

• An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer; and

• Sarofim & Co. or its Covered Persons have a short position in an Issuer, but Sarofim & Co.'s Clients have a long position in the same Issuer. Sarofim & Co. receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim & Co. shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim & Co. will not neglect its proxy voting responsibilities, but Sarofim & Co. may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim & Co. may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim & Co. does not vote a Client's proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass Lewis. The Proxy Coordinator or Glass Lewis will retain the following information in connection with each proxy vote:

• the Issuer's name;

• the security's ticker symbol or CUSIP, as applicable;

• the shareholder meeting date;

• the number of shares that Sarofim & Co. voted;

• a brief identification of the matter voted on;

• whether the matter was proposed by the Issuer or a security-holder;

• whether Sarofim & Co. cast a vote;

• how Sarofim & Co. cast its vote (for the proposal, against the proposal, or abstain);

• whether Sarofim & Co. cast its vote with or against management;

• a list of ballots and shares voted; and

• any back-up documentation.

Sarofim & Co. may vote the same proxy in two directions only if a Client has specifically asked Sarofim & Co. to vote his/her shares a certain way. If Sarofim & Co. votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim & Co. believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim & Co. will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim & Co.'s advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim & Co.

Walter Scott & Partners Ltd.

Proxy Voting Policy

Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients. It helps us to promote effective corporate governance and the prioritization of long-term shareholder value creation.

Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.

It is, in our view, a key lever in our ability to be effective stewards of shareholder capital. For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.

We carefully consider management's views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.

While we aim to vote at every shareholder meeting and on every resolution, this is on a 'best endeavors' basis and may not always be possible. Instances where we might not be able to vote include, but are not limited to, the following:

• Where the client has directed stock lending. Walter Scott does not undertake stock lending. Any such arrangement rests solely with clients and their appointed custodian. Walter Scott generally does not ask clients to recall stock on loan in order to vote.

• Where the necessary power of attorney is not in place.

• When the proxy voting documentation is not delivered in a timely manner by the custodian.

• Where jurisdictional restrictions are applicable, such as excluded markets.

As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.

To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service. We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.

Monitoring, Review and Escalation of Proxy Voting

The Stewardship and Sustainability team in Research Operations team is responsible for managing the day-to-day proxy voting process. The team works with stock champions to ensure voting is consistent and aligned with our approach.

Voting is overseen by the Proxy Voting & Engagement Group (PVEG), a subgroup of the Investment Stewardship and Sustainability Committee (ISSC). All votes are signed off by one of the Co-Chairs of the ISSC, the Head of Research, the Head of Research Operations or in their absence a Director of Walter Scott. The PVEG reviews proxy voting decisions on a periodic basis.

The PVEG will determine our approach to voting on contentious or sensitive issues, or items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.

In the event that there is not agreement between the PVEG and the relevant stock champion on our proposed approach to voting, or where there is a particularly material or contentious issue, or a recommendation to vote in a manner that is contrary to our Proxy Voting Policy, the final decision will be escalated to the ISSC.

Conflicts of Interest

Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients. For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.

This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the PVEG to confirm whether the voting position in question is consistent with the Proxy Voting Policy.

If the PVEG determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the group will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.

Voting Guidelines

While we consider all votes on a case-by- case basis, we have guidelines in place for specific issues.

Boards & Directors

Board Composition

We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom. We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).

We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.

Whilst we take into account that corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where board independence is in question. If a company is unable to justify the apparent lack of independence, we are likely to vote against the election of all non-independent directors, and / or against the chair of the board where we have material concerns.

We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. We generally expect to see diversity on boards and may engage with companies where this is not the case.

Board Committees

Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit and remuneration committees wherever feasible. For non-controlled companies, we expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we are likely to vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.

Director Commitment & Attendance

When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director's ability to carry out their responsibilities. If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance. If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.

Classified/Staggered Boards & Voting Standards

We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections. The provision for annual director election by shareholders is, in our view, typically in the best long- term interests of clients.

Audit

The selection of an external auditor should ideally be subject to annual shareholder approval. There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so. It is our preference that the audit firm should be periodically changed. If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.

We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.

Remuneration

Disclosure

Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability. We will typically vote against remuneration disclosure that fails to meet these standards.

Executive Remuneration

It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation.

We generally vote in favor of compensation plans that we consider to be clear, robust and proportionate. We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.

We have a preference for an annual vote on executive compensation. This helps to ensure ongoing alignment between management's remuneration and the interests of shareholders.

Non-Executive Remuneration

The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such manner as to ensure alignment with shareholders' interests, taking independent advice where appropriate to encourage objectivity. Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs. We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.

Employee Stock Purchase Plans

We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum. We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

Changes to Capital Structure

Raising Equity

We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given. If a specific reason is given, then we will evaluate each proposal on its merits.

Pre-emptive Rights

We generally vote against proposals to waive shareholders' pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%. We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.

Share Repurchases and Reissuance

We will typically approve proposals asking for permission to repurchase shares. Furthermore, we will generally vote for proposals to authorize the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.

*Potential dilution is calculated as (authorized shares less outstanding shares) / outstanding share count.

Takeover Protection

We will generally vote against anti-takeover proposals or other 'poison pill' arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.

Protection of Shareholder Rights

Voting Structures

Our preference is for a 'one share, one vote' structure for ordinary or common shares. We discourage any divergence from this approach, such as the adoption of dual class or otherwise unequal share structures, as that gives certain shareholders influence or control disproportionate to their economic interests. In the event that such voting structures already exist, we encourage disclosure and explanation and favor the use of 'sunset' mechanisms. We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest and from advisory votes where it would be beneficial to determine the view of minority investors.

Related-Party Transactions

We consider management's guidance on related-party transactions and we will vote in favor if the resolution aligns with the long-term best interests of shareholders.

Miscellaneous

Annual Report and Accounts and Disclosure Expectations

We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.

Allocation of Income and Dividends

We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation. We may vote against proposals if a company has not specified the dividend allocation.

Vague or Poorly Defined Proposals

Where proposals are vague or poorly defined, we generally seek clarification from the company. If this is not forthcoming, we may vote against the proposal.

Political Donations

We generally oppose proposals asking for permission to make political donations. In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorized donations. In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorized political donations.

Pledging of Shares

We generally discourage the pledging of stock by management and directors of investee companies.

Bundled Resolutions

We review bundled resolutions on a case- by-case basis and encourage unbundling.

ESG Issues and Shareholder Proposals

We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation. We will generally vote in favor of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.

Ad-Hoc Items

We generally vote against proposals requesting approval for ad-hoc items.

Material Votes

Where the firm believes a resolution is material, in that the outcome could significantly affect the long-term investment return, on a best efforts basis Walter Scott will generally seek to ask clients who lend stock to recall any stock on loan.

Proxy Voting Disclosure

We publish aggregate quarterly voting data on our website alongside quarterly resolution level data. Our annual Sustainability report also includes aggregate annual voting data.

Ownership & Review

This policy is owned by Walter Scott's Investment Management Committee and is reviewed on an annual basis.